     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999


                                                               FILE NO. 33-61599
                                                               FILE NO. 811-7337
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-6


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                         POST-EFFECTIVE AMENDMENT NO. 4                      /X/
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /
                                AMENDMENT NO. 14                             /X/


                            ------------------------

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                       PROTECTIVE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2801 Highway 280 South
                           Birmingham, Alabama 35223
              (Address of Depositor's Principal Executive Offices)


                                    COPY TO:

          Nancy Kane, Esquire                    Stephen E. Roth, Esquire
         2801 Highway 280 South              Sutherland Asbill & Brennan LLP
       Birmingham, Alabama 35223              1275 Pennsylvania Avenue, N.W.
       (Name and Address of Agent              Washington, D.C. 20004-2404
        for Service of Process)



    It is proposed that this filing become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485;

    /X/ on May 1, 1999 pursuant to paragraph (b) of Rule 485;

    / / 60 days after filing pursuant to paragraph (a) of Rule 485; / / on (date) pursuant to paragraph (a)(i) of Rule 485

         TITLE OF SECURITIES BEING REGISTERED: INTERESTS IN A SEPARATE
            ACCOUNT ISSUED THROUGH VARIABLE LIFE INSURANCE POLICIES.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   PROSPECTUS

                                     [LOGO]

                  Issued by: PROTECTIVE LIFE INSURANCE COMPANY
                             2801 Highway 280 South
                           Birmingham, Alabama 35223
                            Telephone (800) 866-3555


    This prospectus describes the Premiere I, an individual flexible premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy, and at the same time provide the Owner with the flexibility to vary the amount and timing of premium payments and, within certain limits, to change the amount of death benefits payable under the Policy. This flexibility permits the purchaser of the policy (the "Owner") to provide for changing insurance needs with a single insurance policy. This Policy may not be available in all jurisdictions.



    The Owner may, within limits, allocate Net Premium payments and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). Discussions of values under the Policy in this prospectus generally relate only to the values allocated to the Variable Account. The assets of each Sub-Account of the Variable Account are invested in a corresponding investment portfolio (each, a "Fund") of Protective Investment Company, Oppenheimer Variable Account Funds, MFS-Registered Trademark- Variable Insurance Trust SM-, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust.


    The prospectuses for the Funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. The Owner bears the entire investment risk for Policy Value allocated to a Sub-Account. Consequently, except as to Policy Value allocated to the Fixed Account, the Policy has no guaranteed minimum Surrender Value.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy, or convert it to a Policy that provides benefits that do not vary with the investment results of a separate account by exercising the Special Transfer Right.

    POLICIES (EXCEPT FOR POLICIES ISSUED IN CERTAIN STATES) INCLUDE AN ARBITRATION PROVISION THAT MANDATES RESOLUTION OF ALL DISPUTES ARISING UNDER THE POLICY THROUGH BINDING ARBITRATION. THIS PROVISION IS INTENDED TO RESTRICT AN OWNER'S ABILITY TO LITIGATE SUCH DISPUTES. SEE "ARBITRATION".


    Please read this prospectus and the prospectus for each of the Funds carefully and retain copies for future reference. This prospectus must be accompanied or preceded by the current prospectus for each of the Funds.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                   The date of this Prospectus is May 1, 1999

                              PROSPECTUS CONTENTS


                                                                                                                PAGE
                                                                                                                -----
DEFINITIONS................................................................................................           5
SUMMARY AND DIAGRAM OF THE POLICY..........................................................................           7
EXPENSE TABLES.............................................................................................          11
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS..............................          12
  Protective Life Insurance Company........................................................................          12
  Protective Variable Life Separate Account................................................................          12
  The Funds................................................................................................          13
    - The PIC Funds........................................................................................          13
    - The MFS Funds........................................................................................          14
    - The Oppenheimer Funds................................................................................          14
    - The Calvert Funds....................................................................................          15
    - The Van Eck Funds....................................................................................          15
  Other Investors in the Funds.............................................................................          16
  Addition, Deletion or Substitution of Investments........................................................          17
  Voting Rights............................................................................................          17
THE POLICY.................................................................................................          18
  Purchasing a Policy......................................................................................          18
  Cancellation Privilege...................................................................................          18
  Premiums.................................................................................................          19
    - Minimum Initial Premium..............................................................................          19
    - Planned Periodic Premiums............................................................................          19
    - Unscheduled Premiums.................................................................................          19
    - Premium Limitations..................................................................................          19
    - No-Lapse Guarantee...................................................................................          19
    - Premium Payments Upon Increase in Face Amount........................................................          20
  Net Premium Allocations..................................................................................          20
  Policy Lapse and Reinstatement...........................................................................          20
    - Lapse................................................................................................          20
    - Reinstatement........................................................................................          21
  Special Transfer Privilege...............................................................................          21
CALCULATION OF POLICY VALUES...............................................................................          21
  Variable Account Value...................................................................................          21
    - Determination of Units...............................................................................          21
    - Determination of Unit Value..........................................................................          21
    - Net Investment Factor................................................................................          21
  Fixed Account Value......................................................................................          22
POLICY BENEFITS............................................................................................          22
  Transfers of Policy Values...............................................................................          22
    - General..............................................................................................          22
    - Telephone Transfers..................................................................................          22
    - Reservation of Rights................................................................................          22
    - Dollar Cost Averaging................................................................................          22
    - Portfolio Rebalancing................................................................................          23
  Surrender Privilege......................................................................................          23
  Withdrawal Privilege.....................................................................................          24

                                                                                                                PAGE
                                                                                                                -----
  Policy Loans.............................................................................................          24
    - General..............................................................................................          24
    - Loan Collateral......................................................................................          24
    - Loan Repayment.......................................................................................          24
    - Interest.............................................................................................          25
    - Non-Payment of Policy Loan...........................................................................          25
    - Effect of a Policy Loan..............................................................................          25
  Maturity Benefits........................................................................................          25
  Death Benefit Proceeds...................................................................................          26
    - Calculation of Death Benefit Proceeds................................................................          26
    - Death Benefit Options................................................................................          26
    - Changing the Death Benefit Option....................................................................          26
    - Changing the Face Amount.............................................................................          26
    - Additional Coverage from Term Rider for Covered Insured ("CIR")......................................          27
  Settlement Options.......................................................................................          28
    - Minimum Amounts......................................................................................          28
    - Other Requirements...................................................................................          28
THE FIXED ACCOUNT..........................................................................................          28
  The Fixed Account........................................................................................          29
  Interest Credited on Fixed Account Value.................................................................          29
  Payments from the Fixed Account..........................................................................          29
CHARGES AND DEDUCTIONS.....................................................................................          29
  Premium Expense Charges..................................................................................          29
    - Sales Charge.........................................................................................          29
    - Federal Tax Charge...................................................................................          30
    - Other Taxes..........................................................................................          30
    - Premium Tax Charge...................................................................................          30
  Monthly Deduction........................................................................................          30
    - Cost of Insurance Charge.............................................................................          30
    - Cost of Insurance Charge Under a CIR.................................................................          31
    - Legal Considerations Relating to Sex -- Distinct Premium Payments and Benefits.......................          31
    - Monthly Administration Fee...........................................................................          31
    - Supplemental Rider Charges...........................................................................          32
    - Mortality and Expense Risk Charge....................................................................          32
  Transfer Fee.............................................................................................          32
  Surrender Charge (Contingent Deferred Sales Charges).....................................................          32
  Withdrawal Charge........................................................................................          33
  Fund Expenses............................................................................................          33
EXCHANGE PRIVILEGE.........................................................................................          33
  Effect of the Exchange Offer.............................................................................          36
    - Tax Matters..........................................................................................          36
    - Sales Commissions....................................................................................          36
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED
 PREMIUMS..................................................................................................          36
OTHER POLICY BENEFITS AND PROVISIONS.......................................................................          46
  Limits on Rights to Contest the Policy...................................................................          46
    - Incontestability.....................................................................................          46
    - Suicide Exclusion....................................................................................          46
  Changes in the Policy or Benefits........................................................................          46
    - Misstatement of Age or Sex...........................................................................          46
    - Other Changes........................................................................................          46
  Suspension or Delay of Payments..........................................................................          46

                                                                                                                PAGE
                                                                                                                -----
  Reports to Policy Owners.................................................................................          46
  Assignment...............................................................................................          46
  Arbitration..............................................................................................          47
  Supplemental Riders......................................................................................          47
    - Children's Term Life Insurance Rider.................................................................          47
    - Accidental Death Benefit Rider.......................................................................          47
    - Disability Benefit Rider.............................................................................          47
    - Guaranteed Insurability Rider........................................................................          47
    - Protected Insurability Benefit Rider.................................................................          47
    - Term Rider for Covered Insured (CIR).................................................................          47
  Reinsurance..............................................................................................          48
USES OF THE POLICY.........................................................................................          48
TAX CONSIDERATIONS.........................................................................................          48
  Introduction.............................................................................................          48
  Tax Status of Protective Life............................................................................          48
  Taxation of Life Insurance Policies......................................................................          49
    - Tax Status of the Policy.............................................................................          49
     -- Diversification Requirements.......................................................................          49
     -- Ownership Treatment................................................................................          49
    - Tax Treatment of Life Insurance Death Benefit Proceeds...............................................          50
    - Tax Deferral During Accumulation Period..............................................................          50
    - Policies Not Owned by Individuals....................................................................          50
  Policies Which Are Not MEC's.............................................................................          50
     -- Tax Treatment of Withdrawals Generally.............................................................          50
     -- Certain Distributions Required by the Tax Law in the First 15 Policy Years.........................          50
     -- Tax Treatment of Loans.............................................................................          51
  Policies Which Are MEC's.................................................................................          51
     -- Characterization of a Policy as a MEC..............................................................          51
     -- Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs............................          51
     -- Penalty Tax........................................................................................          52
     -- Aggregation of Policies............................................................................          52
    - Treatment of Maturity Benefits and Extension of Maturity Date........................................          52
    - Actions to Ensure Compliance with the Tax Law........................................................          52
    - Other Considerations.................................................................................          52
  Federal Income Tax Withholding...........................................................................          52
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE...................................................          52
  Sale of the Policies.....................................................................................          52
  Corporate Purchasers.....................................................................................          53
  Protective Life Directors and Executive Officers.........................................................          53
  State Regulation.........................................................................................          55
  Additional Information...................................................................................          55
  Preparation for Year 2000................................................................................          55
  Experts..................................................................................................          57
  IMSA.....................................................................................................          57
  Legal Matters............................................................................................          57
  Financial Statements.....................................................................................          57
APPENDICES
  A-Examples of Death Benefit Options......................................................................         A-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                                  DEFINITIONS



"We," "us," "Protective Life," and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.



ATTAINED AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.


CANCELLATION PERIOD -- Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.


CASH VALUE -- Policy Value minus any applicable Surrender Charge.



DEATH BENEFIT -- The amount of insurance provided under the Policy as determined by the Death Benefit Option. The amount payable on the death of the Insured will be the Death Benefit Proceeds.


DEATH BENEFIT OPTION -- One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option 1), or Face Amount Plus Policy Value (Option 2).

DEATH BENEFIT PROCEEDS -- The amount payable to the Beneficiary if the Insured dies while the Policy is in force and is equal to the Death Benefit plus any death benefit under any rider to the Policy less any Policy Debt less unpaid monthly deductions if the Insured dies during a grace period.

FACE AMOUNT -- A dollar amount selected by the Owner and shown in the Policy.

FIXED ACCOUNT -- Part of Protective Life's General Account to which Policy Value may be transferred or Net Premiums allocated under a Policy.

FIXED ACCOUNT VALUE -- The Policy Value in the Fixed Account.


FUND -- A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.


HOME OFFICE -- 2801 Highway 280 South, Birmingham, Alabama 35223.

INITIAL FACE AMOUNT -- The Face Amount on the Policy Effective Date.

INSURED -- The person whose life is covered by the Policy.

ISSUE AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date.


ISSUE DATE -- The date the Policy is issued.


LAPSE -- Termination of the Policy at the expiration of the grace period while the Insured is still living.


LOAN ACCOUNT -- An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.


MATURITY DATE -- The date shown in the Policy on which the Owner(s) will be paid the Surrender Value, if any, provided the Insured is still living. It is the Policy Anniversary nearest the Insured's 95th birthday. The Maturity Date may be changed provided it is not less than 20 years from the Policy Effective Date.

MINIMUM MONTHLY PREMIUM -- For Policies issued on Insured's Issue Age below 70, the minimum amount of premium payments that must be paid in order for the No-Lapse Guarantee to remain in effect.


MONTHLY ANNIVERSARY DAY -- The same day in each month as the Policy Effective Date.



NET PREMIUM -- A premium payment minus the applicable premium expense charges.



POLICY ANNIVERSARY -- The same day and month in each Policy Year as the Policy Effective Date.


POLICY DEBT -- The sum of all outstanding policy loans plus accrued interest.


POLICY EFFECTIVE DATE -- The date shown in the Policy as of which coverage under the Policy begins.


POLICY VALUE -- The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.


POLICY YEAR -- Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

SUB-ACCOUNT -- A separate division of the Variable Account established to invest in a particular Fund.

SUB-ACCOUNT VALUE -- The Policy Value in a Sub-Account.


SURRENDER VALUE -- The Cash Value minus any outstanding Policy Debt.



VALUATION DAY -- Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.



VALUATION PERIOD -- The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.


VARIABLE ACCOUNT -- Protective Variable Life Separate Account, a separate investment account of Protective Life into which Net Premiums may be allocated.


VARIABLE ACCOUNT VALUE -- The sum of all Sub-Account Values.

                       SUMMARY AND DIAGRAM OF THE POLICY

    THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION AND DIAGRAM OF THE POLICY SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THERE IS NO OUTSTANDING POLICY DEBT.


    PURPOSE OF THE POLICY. The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).



    COMPARISON WITH UNIVERSAL LIFE INSURANCE. The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.



    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Policy Value will increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account, there is no guaranteed minimum Surrender Value. If Policy Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. See "Policy Lapse and Reinstatement". However, Protective Life guarantees that the Policy will remain in force during the first ten Policy Years (for Insureds Issue Age 0 through 64) or the first five Policy Years (for Insureds Issue Age 65 through 69) as long as certain requirements related to the Minimum Monthly Premium have been met. See "Premiums -- No-Lapse Guarantee," and "Policy Loans". If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. See "Tax Considerations".



    DEATH BENEFIT OPTIONS.  Two Death Benefit options are available under the
Policy: a level death benefit ("Option 1") and a variable death benefit ("Option 2"). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt and past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.


    ILLUSTRATIONS. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on HYPOTHETICAL rates of return. THESE RATES ARE NOT GUARANTEED. They are illustrative only and SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    TAX CONSIDERATIONS. Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of Premium Payments made in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".


    CANCELLATION PRIVILEGE AND SPECIAL TRANSFER RIGHT. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Net Premium payments to the Sub-Account investing in the Oppenheimer Money Fund or to the Fixed Account. (See "Net Premium Allocations"). At any time within 24 Policy months after the Issue Date, you may transfer the entire Variable Account Value to the Fixed Account without payment of any transfer fee and without the transfer counting as one of the 12 transfers per Policy Year that may be made without incurring a transfer fee. Such a transfer will result in future Net Premium Payments being allocated to the Fixed Account and effectively "converts" the Policy into a policy that provides fixed (non-variable) benefits. See "Special Transfer Privilege".

    OWNER INQUIRIES. If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.


    AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAID (PRINCIPAL).



                               DIAGRAM OF POLICY

                                 PREMIUM PAYMENTS

  - You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency and can skip planned premium payments. See "Premiums" pages 19 and 20 for rules and limits.

  - The Policy's minimum initial premium and planned premium payments depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.

  - Unscheduled premium payments may be made, within limits. See page 19.

  -Under certain circumstances, extra premiums may be required to prevent lapse.
   See "Policy Lapse and Reinstatement" pages 20 and 21.




                         DEDUCTIONS FROM PREMIUM PAYMENTS

  - For sales charge (2.75% of each premium paid in Policy Years 1 through 10; 0.75% of each premium paid in Policy Years 11 and thereafter). See pages 29 and 30.

  - For federal taxes (1.25% of each premium paid in all Policy Years). See page 30.

  - For state and local premium taxes (2.25% of each premium paid in all Policy Years). See page 30.

                        ALLOCATION OF NET PREMIUM PAYMENTS

  - You direct the allocation of Net Premium payments among 23 Sub-Accounts and the Fixed Account. See page 20 for rules and limits on Net Premium allocations.

  - The Sub-Accounts invest in corresponding Funds. See pages 13 through 16. Funds available are the PIC Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Funds and the Van Eck Funds (as defined below).

  - Interest is credited on amounts allocated to the Fixed Account at a rate determined by Protective Life, but not less than an annual effective rate of 4%. See page 29 for rules and limits on Fixed Account allocations.

                           DEDUCTIONS FROM POLICY VALUE
  - Monthly Deduction for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are currently $31.00 per month the first Policy Year and $6.00 per month thereafter, plus for the 12 Policy months following an increase in Face Amount, a charge based on the increase. Monthly mortality and expense risk charges are currently equal to .075% multiplied by the value of assets in Variable Account Value, which is equivalent to an annual rate of approximately 0.90% of such amount during Policy Years 1 through 10; and in Policy Years 11 and thereafter monthly mortality and expense risk charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. This charge is not deducted from Fixed Account Value. See "Monthly Deduction" pages 30 through 32.
                              DEDUCTIONS FROM ASSETS
  - Investment advisory fees and Fund operating expenses are also deducted from the assets of each Fund.

                                   POLICY VALUE
  - Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.

  - Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Value" pages 20 and 21. There is no minimum guaranteed Policy Value. The Policy may lapse if the Policy Value is insufficient to cover a Monthly Deduction due. See pages 20 and 21.

  - Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See page 22 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

  - Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

             CASH BENEFITS                    DEATH BENEFITS
- After the first policy year, loans may be   - Available as lump sum or a variety of
  taken for amounts up to 90% of Surrender    settlement options
  Value, at an effective annual interest      - For most Policies, the minimum Face Amount
  rate of 6.0% during the first 10 Policy       is $50,000.
  Years and 4.0% thereafter. See "Policy      - Two Death Benefit options are available:
  Loans" pages 24 and 25 for rules and        Option 1, equal to the Face Amount, and
  limits.                                       Option 2, equal to the Face Amount plus
- After the first policy year, withdrawals      Policy Value. See page 26.
  generally can be made provided there is     - Flexibility to change the Death Benefit
  sufficient remaining Surrender Value. A     option and Face Amount. See pages 26-27 for
  withdrawal charge of the lesser of $25 or     rules and limits.
  2% of the withdrawal amount requested will  -The No-Lapse Guarantee keeps the Policy in
  apply. See "Withdrawal Privilege" page 24    force regardless of the sufficiency of
  for rules and limits.                        Surrender Value so long as cumulative
- The Policy may be surrendered in full at      premiums paid on the Policy, less any
  any time for its Surrender Value. A           withdrawals and Policy Debt, are at least
  declining deferred sales charge of up to      equal to the Minimum Monthly Premium. See
  27% of premiums paid in the first Policy      "No-Lapse Guarantee" page 19 and 20.
  Year (or 27% of a SEC Guideline Annual      - Supplemental riders may be available. See
  Premium (as described below), if less) is     page 47.
  assessed on surrenders during the first 14
  Policy Years. See "Surrender Charges
  (Contingent Deferred Sales Charge)" pages
  32 and 33.
- A variety of settlement options are
  available. See page 28.

                                 EXPENSE TABLES



    The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 10-13.) The current Funds available and the investment advisory fees and other expenses are as follows:



ANNUAL FUND EXPENSES
  (AFTER REIMBURSEMENT AND AS PERCENTAGE OF AVERAGE NET ASSETS)



                                                                MANAGEMENT           OTHER             TOTAL ANNUAL
                                                                (ADVISORY)      EXPENSES AFTER         FUND EXPENSES
                                                                   FEES          REIMBURSEMENT    (AFTER REIMBURSEMENTS)
                                                              ---------------  -----------------  -----------------------
PROTECTIVE INVESTMENT COMPANY (PIC) (1)
  International Equity Fund.................................          1.10%             0.00%                 1.10%
  Small Cap Value Fund......................................          0.80%             0.00%                 0.80%
  Capital Growth Fund.......................................          0.80%             0.00%                 0.80%
  CORE U.S. Equity Fund.....................................          0.80%             0.00%                 0.80%
  Growth & Income Fund......................................          0.80%             0.00%                 0.80%
  Global Income Fund........................................          1.10%             0.00%                 1.10%
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-
 (2)(3)
  New Discovery Series......................................          0.90%             0.27%                 1.17%
  Emerging Growth Series....................................          0.75%             0.10%                 0.85%
  Research Series...........................................          0.75%             0.11%                 0.86%
  Growth With Income Series.................................          0.75%             0.13%                 0.88%
  Utilities Series..........................................          0.75%             0.26%                 1.01%
  Total Return Series.......................................          0.75%             0.16%                 0.91%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Aggressive Growth Fund/VA.................................          0.69%             0.02%                 0.71%
  Global Securities Fund/VA.................................          0.68%             0.06%                 0.74%
  Capital Appreciation Fund/VA..............................          0.72%             0.03%                 0.75%
  Main Street Growth & Income Fund/VA.......................          0.74%             0.05%                 0.79%
  High Income Fund/VA.......................................          0.74%             0.04%                 0.78%
  Strategic Bond Fund/VA....................................          0.74%             0.06%                 0.80%
  Money Fund/VA.............................................          0.45%             0.05%                 0.50%
CALVERT VARIABLE SERIES, INC. (4)
  Social Small Cap Growth Portfolio.........................          1.00%             0.33%                 1.33%
  Social Balanced Portfolio.................................          0.70%             0.18%                 0.88%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets Fund................................          1.00%             0.16%                 1.16%
  Worldwide Real Estate Fund (5)............................          0.00%             0.89%                 0.89%


------------------------


(1) The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1998 were:
    CORE U.S. Equity Fund 0.85%, Small Cap Value Fund 0.89%, International Equity Fund 1.39%, Growth and Income Fund 0.85%, Capital Growth Fund 0.86%, and Global Income Fund 1.28%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days notice to PIC, the investment manager has no present intention of doing so.



(2) MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of these series during the current fiscal year. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1998 were 5.22%.



(3) Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series.



(4) The figures have been restated to reflect an increase in transfer agency expenses (the addition of 0.01%) for the Calvert Social Balanced Portfolio expected to be incurred in 1999. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated for the Calvert Social Balanced Portfolio) would be 0.86% for Calvert Social Balanced and 1.12% for Calvert Social Small Cap Growth.



(5) Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to waive its management fees and assume all expenses of the fund except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1998 to February 28, 1998. The Adviser also agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period March 1, 1998 to December 31, 1998. For the year ended December 31, 1998, the Adviser assumed expenses in the amount of $49,729. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1998, the Adviser owned 39% of the outstanding shares of beneficial interest of the Fund.



    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1998 to December 31, 1998. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.


                   GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
                       THE VARIABLE ACCOUNT AND THE FUNDS

PROTECTIVE LIFE INSURANCE COMPANY


    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1998, Protective Life had total assets of approximately $11.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $12.0 billion at December 31, 1998.


PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.


    Currently, twenty-three Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global
Securities: Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate.


THE FUNDS


    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. (formerly Investment Distributions Advisory Services, Inc.) and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS-Registered Trademark- Variable Insurance Trust-SM- (the "MFS Funds") managed by MFS Investment Management; Calvert Variable Series, Inc. (the "Calvert Funds") managed by Calvert Asset Management Company, Inc.; or Van Eck Worldwide Insurance Trust (the "Van Eck Funds") managed by Van Eck Associates Corporation. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.



    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.



PROTECTIVE INVESTMENT COMPANY (PIC)



INTERNATIONAL EQUITY FUND.



    This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing substantially all, and at least 65% of total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.

SMALL CAP VALUE FUND.



    This Fund seeks long-term capital growth. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.



CAPITAL GROWTH FUND.



    This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.



CORE U.S. EQUITY FUND.



    This Fund seeks a total return consisting of capital appreciation plus dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities selected using both fundamental research and a variety of quantitative techniques in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.



GROWTH AND INCOME FUND.



    This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities having favorable prospects of capital appreciation and/or dividend paying ability.



GLOBAL INCOME FUND.



    This Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers and through foreign currency transactions.



MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-



NEW DISCOVERY SERIES.



    This Fund seeks to provide capital appreciation.



EMERGING GROWTH SERIES.



    This Fund seeks to provide long-term growth of capital.



RESEARCH SERIES.



    This Fund seeks to provide long-term growth of capital and future income.



GROWTH WITH INCOME SERIES.



    This Fund seeks to provide reasonable current income and long-term growth of capital and income.



UTILITIES SERIES.



    This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.



TOTAL RETURN SERIES.



    This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.



OPPENHEIMER VARIABLE ACCOUNT FUNDS



AGGRESSIVE GROWTH FUND/VA.



    This Fund seeks to achieve long-term capital appreciation by investing in "growth-type" companies.



GLOBAL SECURITIES FUND/VA.



    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

CAPITAL APPRECIATION FUND/VA.



    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.



MAIN STREET GROWTH & INCOME FUND/VA.



    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.



HIGH INCOME FUND/VA.



    This Fund seeks a high level of current income from investment in high yield fixed-income securities.



STRATEGIC BOND FUND/VA.



    This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.



MONEY FUND/VA.



    This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. AN INVESTMENT IN THE MONEY FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



CALVERT VARIABLE SERIES, INC.



SOCIAL SMALL CAP GROWTH PORTFOLIO.



    This Fund seeks to provide long-term capital appreciation by investing in the equity securities of companies that have small market capitalization.



SOCIAL BALANCED PORTFOLIO.



    This Fund seeks to achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the social criteria established for the Fund.



VAN ECK WORLDWIDE INSURANCE TRUST



WORLDWIDE HARD ASSETS FUND.



    This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):



    -  (i) precious metals,


    -  (ii) natural resources,


    - (iii) real estate; and


    - (iv) commodities.



WORLDWIDE REAL ESTATE FUND.



    This Fund seeks a high return by investing in equity securities of companies that own real estate or that principally do business in real estate.


    THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.


    MORE DETAILED INFORMATION CONCERNING THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS, THE EXPENSES OF THE FUNDS, THE RISKS OF INVESTING IN THE FUNDS AND OTHER ASPECTS OF THEIR OPERATIONS CAN BE FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS, WHICH ACCOMPANY THIS PROSPECTUS,

AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PREMIUMS OR TRANSFERS AMONG THE SUB-ACCOUNTS.


    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.



    Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. The Variable Account would not be able to purchase additional shares of a Fund if the participation agreement relating to a Fund terminates. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.



    Protective Life has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.


OTHER INVESTORS IN THE FUNDS


    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC Prospectus for more detail.)



    Shares of the Oppenheimer Funds, MFS Funds, Calvert Funds and Van Eck Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Oppenheimer Funds, MFS Funds, Calvert

Funds and Van Eck Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


    Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.



    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s).



    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.


VOTING RIGHTS


    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.


    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.


    An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.


    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

                                   THE POLICY

PURCHASING A POLICY


    To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums,".) Protective Life requires satisfactory evidence of insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (I.E., on a higher premium class basis due to increased risk factors). A POLICY IS ISSUED AFTER PROTECTIVE LIFE APPROVES THE APPLICATION. PREMIUM IS NOT A REQUIREMENT TO ISSUE A POLICY. PREMIUM MAY BE COLLECTED AT THE TIME OF POLICY DELIVERY.



    Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage (including various forms of conditional receipt) also may be provided under the terms of a temporary insurance (or conditional receipt) agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy may not exceed $500,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 90 days.



    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date.



    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)


CANCELLATION PRIVILEGE

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1) 10 days after you receive your Policy,


(2) 45 days after you sign your application, or



(3) 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.



    Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of



(1) the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account, and



(2) Fixed Account Value determined as of the date the returned Policy is received, and



(3) Variable Account Value determined as of the date the returned Policy is received.

    This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.



PREMIUMS



    MINIMUM INITIAL PREMIUM. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. See "Planned Periodic Premiums," below. Consult your sales representative for information about the initial premium required for the coverage you desire.



    PLANNED PERIODIC PREMIUMS. In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, Protective Life will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by written notice to Protective Life at the Home Office.



    Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.



    UNSCHEDULED PREMIUMS. Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.



    PREMIUM LIMITATIONS. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.



    Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. See "Net Premium Allocations." Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. (See "Tax Considerations".)



    NO-LAPSE GUARANTEE. In return for paying the Minimum Monthly Premium or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force during the first ten Policy Years (if the Insured's Issue Age is 0 through 64) or during the first five Policy Years (if the Insured's Issue Age is 65 through 69), regardless of the Policy Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The No-Lapse Guarantee does not apply to Policies covering Insureds with an Issue Age of 70 or above. The Company will NOT notify you in the event the No-Lapse Guarantee is no longer in effect.



    If you increase your Policy's Face Amount while the No-Lapse Guarantee is in effect, Protective Life will NOT EXTEND the period of this guarantee. The guarantee period is based on the Initial Face

Amount. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.


    PREMIUM PAYMENTS UPON INCREASE IN FACE AMOUNT. Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. (See "Death Benefit Proceeds".) You will be notified if a premium payment is necessary or a change appropriate.


NET PREMIUM ALLOCATIONS


    Owners must indicate in the application how Net Premium Payments are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premium Payments. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The minimum percentage that may be allocated to any Sub-Account or to the Fixed Account is 10% of Net Premium Payments and the sum of allocations must add up to 100%.



    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premium Payments will be allocated according to your allocation instructions then in effect.



    Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the Net Premium payments will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in face amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting Net Premium will be reallocated to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the premium immediately, without any adjustment for investment experience.



    Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.


POLICY LAPSE AND REINSTATEMENT


    LAPSE. Unlike a conventional life insurance policy, failure to pay planned periodic premiums will not necessarily cause a Policy to lapse. Conversely, making all Planned Periodic Premium Payments will not necessarily prevent a Policy from lapsing. Except when the No-Lapse Guarantee is in effect, a Policy will lapse if its Policy Value is insufficient to cover the Monthly Deduction (See "Monthly Deduction") on the Monthly Anniversary Day.



    If the Policy Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the No-Lapse Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value or the Policy Value has decreased because you have not paid sufficient Net Premium Payments to offset prior Monthly Deductions.



    In the event of a Policy default, the Owner has a 61-day grace period to make a Net Premium Payment sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt. See "Death Benefit Proceeds". Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.



    REINSTATEMENT. An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living,
(3) the Maturity Date has not been reached, (4) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (5) the Insured provides Protective Life with satisfactory evidence of insurability, (6) the Owner repays or reinstates any Policy Debt which existed at the end of the grace period; and (7) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-7 above have been met.


SPECIAL TRANSFER PRIVILEGE


    During the first 24 policy months following the Policy Effective Date, the Owner may exercise a one-time Special Transfer Privilege by requesting that all Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Privilege does not count toward the 12 transfers that are permitted each Policy Year without imposition of a transfer fee, and is not subject to a transfer fee. Unless the Owner specifies otherwise, all subsequent Net Premiums are allocated to the Fixed Account after the exercise of the Special Transfer Privilege. Owners may, however, change this allocation by subsequent written notice received by Protective Life at the Home Office.


                          CALCULATION OF POLICY VALUES

VARIABLE ACCOUNT VALUE


    THE VARIABLE ACCOUNT VALUE REFLECTS THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS TO WHICH IT IS ALLOCATED, ANY PREMIUMS ALLOCATED TO THE SUB-ACCOUNTS, TRANSFERS IN OR OUT OF THE SUB-ACCOUNTS, OR ANY WITHDRAWALS OF VARIABLE ACCOUNT VALUE. THERE IS NO GUARANTEED MINIMUM VARIABLE ACCOUNT VALUE. A POLICY'S VARIABLE ACCOUNT VALUE THEREFORE DEPENDS UPON A NUMBER OF FACTORS. THE VARIABLE ACCOUNT VALUE FOR A POLICY AT ANY TIME IS THE SUM OF THE SUB-ACCOUNT VALUES FOR THE POLICY ON THE VALUATION DAY MOST RECENTLY COMPLETED.



    DETERMINATION OF UNITS. For each Sub-Account, the Net Premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the Unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.



    DETERMINATION OF UNIT VALUE. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.



    NET INVESTMENT FACTOR. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:


(1) is the result of:


        a. the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b. the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c. a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.


(2) is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.


FIXED ACCOUNT VALUE


    The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less
(5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) surrender charges deducted in the event of a decrease in Face Amount, less (7) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.


                                POLICY BENEFITS

TRANSFERS OF POLICY VALUES


    GENERAL. Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers -- described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire Policy Value in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the Policy Value remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year to the greater of (1) $2500, or (2) 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)


    TELEPHONE TRANSFERS. Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.


    Protective Life will send you a confirmation of all instructions communicated by telephone to determine if they are genuine. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.



    RESERVATION OF RIGHTS. Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.



    DOLLAR-COST AVERAGING. If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.


    To elect dollar-cost averaging, Sub-Account Value for the Sub-Account from which transfers are to be made or the Fixed Account Value must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Date.


    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the appropriate Sub-Account Value or the Fixed Account Value is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.


    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.


    PORTFOLIO REBALANCING. At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.



    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. Portfolio Rebalancing transfers do not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.


SURRENDER PRIVILEGE


    At any time prior to the Maturity Date while the Insured is still living, You may surrender your Policy for its Surrender Value. Surrender Value is determined as of the Valuation Day on or next following the day written notice requesting the surrender is received at the Home Office, the Policy and any other required documents are received by Protective Life. A surrender charge may apply. See "Surrender Charges". The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within seven calendar days. See "Suspension or Delay of Payments", and "Payments from the Fixed Account". A Policy which terminates upon surrender cannot later be reinstated.


WITHDRAWAL PRIVILEGE


    At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value in minimum amounts of $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from Policy Value as of the Valuation Day we receive the request. (See "Withdrawal Charge".)



    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)


    If Death Benefit Option 1 is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount (exclusive of withdrawal charge). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

POLICY LOANS


    GENERAL. After the first Policy Anniversary and while the Insured is still living, an Owner may borrow $500 or more from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received by Protective Life at the Home Office and the maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)


    LOAN COLLATERAL. When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner(s) can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the Cash Value in each Sub-Account and the Fixed Account bears to the total Cash Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

    LOAN REPAYMENT. You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same manner as loan collateral is transferred to the Loan Account.



    INTEREST. During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life charges interest daily on any outstanding loan at an effective annual rate of 4.0%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.



    The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the net cost of a loan is 2.0% per year during Policy Years 2 through 10, and 0.00% thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. Unless specified in writing by the Owner, interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same manner as collateral is transferred to the Loan Account.


    NON-PAYMENT OF POLICY LOAN. If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit proceeds.

    If the Loan Account Value exceeds the Cash Value (I.E., the Surrender Value becomes zero) on any Valuation Date, the Policy may be in default. If this occurs, you, and any assignee of record, will be sent notice of the default. You will have a 31-day grace period to submit a sufficient payment to avoid a lapse (I.E., termination) of the Policy. The notice will specify the amount that must be repaid to prevent lapse.


    EFFECT OF A POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. (See "No Lapse Guarantee".) Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.


MATURITY BENEFITS


    The Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to the Owner. The Maturity Benefit is equal to the Surrender Value on the Maturity Date. You may request a change in Maturity Date, subject to Protective Life's approval. To elect or not elect a change in Maturity Date will have income tax consequences. (See "Tax Considerations".)

DEATH BENEFIT PROCEEDS


    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option (see "Settlement Options").



    CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit proceeds are equal to the Death Benefit under the Death Benefit Option selected calculated as of the date of the Insured's death, plus any supplemental rider benefits, minus any Policy Debt on that date and, if the Insured died during a grace period, minus any past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)


    If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    DEATH BENEFIT OPTIONS. The Policy Owner may choose one of two Death Benefit options for use in determining the Death Benefit. Under Death Benefit Option 1, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Death Benefit Option 2, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.


    Under Death Benefit Option 1, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option 1. Under Death Benefit Option 2, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option 2.


    CHANGING THE DEATH BENEFIT OPTION. On or after the first Policy Anniversary, you may change the Death Benefit option on your Policy subject to the following rules. After any change, the Face Amount must be at least $50,000 (standard smoker or standard nonsmoker class) or $100,000 (preferred nonsmoker class). The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life receives and accepts the request. Protective Life may require satisfactory evidence of insurability.

    When a change from Option 1 to Option 2 is made, the Face Amount after the change is in effect will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option 2 to Option 1 is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

    CHANGING THE FACE AMOUNT. On or after the first Policy Anniversary, you may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitations.

    Protective Life reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.


    Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved, and the Policy Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. When the No-Lapse Guarantee is in effect, the Policy's Minimum Monthly Premium amount is also generally increased. (See "No-Lapse Guarantee," and "Premiums Upon Increase in Face Amount".)



    An increase in Face Amount may be cancelled by the Owner in accordance with the Policy's cancellation privilege provisions, which also apply to increases in Face Amount. In such case, the amount refunded will be calculated in accordance with such provisions described above, except that if no additional premiums are required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first monthly deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. (See "Cancellation Privilege".)


    The Face Amount after any decrease must be at least $50,000 (standard smoker or standard nonsmoker class), or $100,000 (preferred nonsmoker class). Protective Life reserves the right to prohibit any decrease in Face Amount (i) for three years following an increase in Face Amount; and (ii) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.


    Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount may also have tax consequences. See "Tax Considerations". However, if the Face Amount is decreased during the first fourteen Policy Years, a Surrender Charge will apply. (See "Surrender Charge".)



    ADDITIONAL COVERAGE FROM TERM RIDER FOR COVERED INSURED ("CIR"). An owner may also obtain additional insurance coverage by purchasing a CIR at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR increases the Death Benefit under the Policy by the face amount of the CIR. The face amount of the CIR does not vary with the investment experience of the Variable Account (see "Supplemental Riders"). In addition, a CIR may be canceled separately from the Policy (I.E., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the CIR will be deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction -- Cost of Insurance Charge under a CIR"). No additional surrender or premium expense charge is assessed in connection with a CIR.


    Owners may increase or decrease the face amount of a CIR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a CIR. Since no surrender charge is assessed in connection with a decrease of face amount under a CIR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the CIR. Owners should consult their sales representative before deciding whether to decrease Face Amount or CIR face amount.

    Owners should consult their sales representative when deciding whether to purchase a CIR.

SETTLEMENT OPTIONS


    The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. These settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.


    The following settlement options may be elected.

    OPTION 1 -- PAYMENT FOR A FIXED PERIOD. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    OPTION 2 -- LIFE INCOME WITH PAYMENTS FOR A GUARANTEED PERIOD. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    OPTION 3 -- INTEREST INCOME. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    OPTION 4 -- PAYMENTS FOR A FIXED AMOUNT. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    MINIMUM AMOUNTS. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.


    OTHER REQUIREMENTS. Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date of the Insured's death. The effective date of an option applied to Surrender Value is the date as of which the withdrawal or surrender is executed.



    If Protective Life has available at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.


                               THE FIXED ACCOUNT

    BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE FIXED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND

EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

THE FIXED ACCOUNT


    The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. (See "Fixed Account Value".)


INTEREST CREDITED ON FIXED ACCOUNT VALUE

    Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premium Payment allocated to the Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent Net Premium Payments allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium Payment(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium Payment(s) is allocated or the date that the transfer is made.


    After an interest rate guarantee expires as to a Net Premium Payment or amount transferred, (I.E., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium Payment or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.


PAYMENTS FROM THE FIXED ACCOUNT

    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

                             CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES

    Premium expense charges currently consist of a sales charge, a charge for federal taxes and a premium tax charge.


    SALES CHARGE. Protective Life deducts a sales charge from each premium. This charge is 2.75% of each premium in Policy Years 1 through 10, and 0.75% of each premium in Policy Years 11 and thereafter. The Sales Charge is deducted from a premium before allocating the Net Premium to the

Policy Value. An additional sales charge is deducted on surrender of a Policy during the first fourteen Policy Years. (See "Surrender Charge".) The Sales Charges partially compensate Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.



    FEDERAL TAX CHARGE. Protective Life also deducts a charge for federal taxes from each premium paid. This charge is 1.25% of all premiums paid in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Internal Revenue Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to Protective Life's increased federal tax burden under Section 848 resulting from the receipt of premiums under the Policies.


    OTHER TAXES. Currently a charge for federal income taxes is not deducted from the Variable Account or the Policy's Cash Value. The Company reserves the right in the future to make a charge to the Variable Account or the Policy's Cash Value for any federal, state or local income taxes that the Company incurs that it determines to be properly attributable to the Variable Account or the Policies. We will notify you promptly of any such charge.


    PREMIUM TAX CHARGE. A 2.25% charge for state and local premium taxes is also deducted from each Premium. The state and local premium tax charge reimburses Protective Life for premium taxes associated with the Policies. Protective Life expects to pay an average state and local premium tax rate of approximately 2.25% of premiums for all states.


MONTHLY DEDUCTION


    On the Issue Date, Protective Life will deduct the monthly deduction from the Policy Value. Subsequent monthly deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee"), (3) mortality and expense risk charge (the "mortality and expense risk charge") and (4) any charges for supplemental riders ("supplemental charges"), as described below. The monthly deduction is deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value in each.


    COST OF INSURANCE CHARGE. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

    The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life currently places Insureds in the following rate classes, based on underwriting: Standard Smoker (ages 15-75) or Standard Nonsmoker (ages 0-75), or Preferred Nonsmoker (ages 18-75), and substandard rate classes, which involve a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

    Protective Life will determine a cost of insurance rate for increments of Face Amount above the Initial Face Amount based on the Issue Age, duration, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the Initial Face Amount. If the rate class for the increase has a higher cost of insurance rate than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the Initial Face Amount.


    Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term or a graded premium whole life contract or on exercise of a guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders".)


In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.


    Where, as in Death Benefit Option 1, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is the decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase and then each prior increase.


    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables.

    Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time. The cost of insurance rates are currently less for Policies that have a Face Amount in excess of $99,999.00. However, guaranteed rates do not change if the Face Amount exceeds $99,999.00.

    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

    COST OF INSURANCE CHARGE UNDER A CIR. The cost of insurance charge is determined in a similar manner for the face amount under a CIR and for any increase in the face amount under a CIR. Generally, both the current and the guaranteed cost of insurance rates under a CIR are substantially the same as the current and guaranteed cost of insurance rates on the Face Amount of the Policy.


    LEGAL CONSIDERATIONS RELATING TO SEX -- DISTINCT PREMIUM PAYMENTS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.


    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.


    MONTHLY ADMINISTRATION FEE. This charge compensates Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The monthly administration fee is a flat charge of $31 per month during the first Policy Year (guaranteed not to exceed $33 per month), and $6 per month during each Policy Year thereafter (guaranteed not to exceed $8 per month). In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The administration charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for Insureds at each specified Issue Age:

                 ADMINISTRATIVE CHARGE
  ISSUE AGE       PER $1,000 INCREASE
--------------  -----------------------
        35                  0.11
        40                  0.14
        45                  0.16
        50                  0.20
        55                  0.24
        60                  0.29
        65                  0.35
        70                  0.43
        75+                 0.45


    SUPPLEMENTAL RIDER CHARGES.  See "Supplemental Riders".


    MORTALITY AND EXPENSE RISK CHARGE. This charge compensates Protective Life for the mortality risk it assumes which is that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.


    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. Protective Life reserves the right to charge less than the maximum charge.


TRANSFER FEE

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)


    If the Policy is surrendered, or if the Initial Face Amount is reduced, through the first fourteen Policy Years, a surrender charge will be deducted for the Initial Face Amount (or the reduction thereof). The Surrender Charge, which is a contingent deferred sales charge, will be deducted before any surrender value is paid.



    The Surrender Charge for the Initial Face Amount is equal to the Surrender Charge Percentage as identified below for the Policy Year in which the surrender or reduction in Initial Face Amount occurs, multiplied by the aggregate amount of premiums made in Policy Year 1, including premiums for any riders. The Surrender Charge Percentage in Policy Years 1 through 6 is equal to 27%, as shown below. After the sixth completed Policy Year, the Surrender Charge Percentage decreases by 3% each Policy Year in accordance with the following table.

 SURRENDER DURING      SURRENDER CHARGE
    POLICY YEAR           PERCENTAGE
------------------------------------------
       1 - 6                     27%
    ----------------------------------
         7                       24%
    ----------------------------------
         8                       21%
    ----------------------------------
         9                       18%
    ----------------------------------
        10                       15%
    ----------------------------------
        11                       12%
    ----------------------------------
        12                        9%
    ----------------------------------
        13                        6%
    ----------------------------------
        14                        3%
    ----------------------------------
        15                        0%


    After the 14th Policy Year, there is no surrender charge for the Initial Face Amount.



    In no event will the surrender charge exceed the Maximum Surrender Charge (expressed in dollars), which is set forth in the Policy. The Maximum Surrender Charge is equal to 27% of a SEC Guideline Annual Premium. The SEC Guideline Annual Premium is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Policy, assuming cost of insurance rates equal to those guaranteed in the Policy, net investment earnings under the Policy at an effective annual rate of 5%, and sales and other charges imposed under the Policy.



    If the Initial Face Amount is decreased during the first fourteen Policy Years, the Surrender Charge imposed will equal the portion of the total Surrender Charge that corresponds to the percentage by which the Initial Face Amount is decreased. In the event of a decrease in the Initial Face Amount, the pro-rated surrender charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A surrender charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining surrender charge that may be imposed in connection with a surrender of the Policy.



    The purpose of the surrender charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a sales charge from each premium paid. (See "Premium Expense Charges".)


WITHDRAWAL CHARGE


    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the amount withdrawn unless the Owner requests the charge to be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.


FUND EXPENSES


    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for each of the Funds.


EXCHANGE PRIVILEGE

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4 1/2 percent) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description.


                                EXISTING LIFE POLICY                     POLICY
State and Local Premium   None                              2.25% of each premium payment.
 Tax
Federal Tax Charge        None                              1.25% of each premium payment in
                                                             all Policy Years.
Sales Charges/Premium     Ranges from 0% to 12% of premium  2.75% of each premium payment in
 Expense Charge           payments in all policy years.      policy years 1 through 10;
                          The premium expense charge can     0.75% of each premium payment
                          vary by age.                       in Policy Year 11 and
                                                             thereafter.
Administrative Fees       Ranges from $4 to $5 monthly.     $31 per month the first policy
                                                             year and $6 per month
                                                             thereafter.
Mortality and Expense     None                              A monthly charge equal to .075%
 Charges                                                     multiplied by the Variable
                                                             Account Value, which is
                                                             equivalent to annual rate of
                                                             .90% of such amount during
                                                             Policy Years 1-10; in all
                                                             Policy Years thereafter is
                                                             equal to .021% multiplied by
                                                             the Variable Account Value,
                                                             which is equivalent to an
                                                             annual rate of .25% of such
                                                             amount.
Withdrawal Charges        $25                               The lesser of $25 or 2% of the
                                                             withdrawal amount requested.
Monthly Deductions        A monthly deduction consisting    A monthly deduction consisting
                           of: (1) cost of insurance         of: (1) cost of insurance
                           charges (2) administrative fees   charges (2) administrative fees
                           (see above) and (3) any charges   (see above) and (3) any charges
                           for supplemental riders.          for supplemental riders.
                           (applies to Existing Life
                           Policies which are universal
                           life plans)
Surrender Charges         Surrender charges vary by policy  A declining deferred sales
                           type and are incurred during a    charge of up to 27% of premium
                           surrender charge period which     payments made in the first
                           ranges from 0 years up to 19      Policy Year (or 27% of a SEC
                           years.                            Guideline Annual Premium if
                                                             less) is assessed on surrender
                                                             charges during the first 14
                                                             Policy Years.
Guaranteed Interest Rate  Ranges from 4% to 5%.             Fixed account only 4%.

EFFECT OF THE EXCHANGE OFFER

    1. This Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2. If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing Riders and/or Supplement Benefits if available with the Policy. Evidence of insurability may be required. An increase or addition of Riders &/or Supplemental Benefits will require full evidence of insurability.

    3. The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.


    TAX MATTERS. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. IT MAY NOT BE ADVANTAGEOUS TO EXCHANGE AN EXISTING LIFE POLICY FOR A POLICY (OR TO SURRENDER IN FULL OR IN PART AN EXISTING LIFE POLICY AND USE THE SURRENDER OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY.)



    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)


    IF YOU SURRENDER YOUR EXISTING LIFE POLICY IN WHOLE OR IN PART AND AFTER RECEIPT OF THE PROCEEDS YOU USE THE SURRENDER PROCEEDS OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY IT WILL NOT BE TREATED AS A NON-TAXABLE EXCHANGE. THE SURRENDER PROCEEDS WILL GENERALLY BE INCLUDIBLE IN INCOME.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    SALES COMMISSIONS. Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

               ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
                DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS


    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that Net Premiums are allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.



    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.89% of the average daily net assets of the Funds available under the Policies.

This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.


    In addition, the illustrations reflect the monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.79%, 4.21% and 10.21%, respectively and for Policy Year 11 and thereafter -1.14%, 4.86% and 10.86%, respectively.



    The illustrations also reflect the deduction of the Premium Expense Charges, the Monthly Expense Charge and the monthly cost of insurance charge for the hypothetical Insured. The Surrender Charge is reflected in the column "Surrender Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for supplemental riders.


    The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER

                         $1,800 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES

                             PREMIUM              0% HYPOTHETICAL                    6% HYPOTHETICAL
                           ACCUMULATED       GROSS INVESTMENT RETURNS           GROSS INVESTMENT RETURNS
               END OF          AT        ---------------------------------  ---------------------------------
               POLICY      5% INTEREST    POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH
    AGE         YEAR        PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
    ---      -----------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
        46            1         1,890          965         493     100,000      1,043         571     100,000
        47            2         3,875        2,188       1,715     100,000      2,414       1,941     100,000
        48            3         5,958        3,365       2,893     100,000      3,818       3,346     100,000
        49            4         8,146        4,498       4,025     100,000      5,257       4,785     100,000
        50            5        10,443        5,582       5,109     100,000      6,729       6,257     100,000
        51            6        12,856        6,617       6,145     100,000      8,235       7,763     100,000
        52            7        15,388        7,599       7,180     100,000      9,770       9,351     100,000
        53            8        18,048        8,523       8,156     100,000     11,332      10,965     100,000
        54            9        20,840        9,385       9,070     100,000     12,918      12,603     100,000
        55           10        23,772       10,178       9,916     100,000     14,523      14,261     100,000
        56           11        26,851       11,181      10,971     100,000     16,458      16,248     100,000
        57           12        30,083       12,261      12,103     100,000     18,579      18,422     100,000
        58           13        33,478       13,253      13,148     100,000     20,737      20,632     100,000
        59           14        37,041       14,160      14,107     100,000     22,938      22,886     100,000
        60           15        40,783       14,969      14,969     100,000     25,176      25,176     100,000
        61           16        44,713       15,642      15,642     100,000     27,422      27,422     100,000
        62           17        48,838       16,219      16,219     100,000     29,715      29,715     100,000
        63           18        53,170       16,689      16,689     100,000     32,055      32,055     100,000
        64           19        57,719       17,045      17,045     100,000     34,442      34,442     100,000
        65           20        62,495       17,274      17,274     100,000     36,879      36,879     100,000
        66           21        67,509       17,366      17,366     100,000     39,364      39,364     100,000
        67           22        72,775       17,303      17,303     100,000     41,899      41,899     100,000
        68           23        78,304       17,066      17,066     100,000     44,483      44,483     100,000
        69           24        84,109       16,632      16,632     100,000     47,119      47,119     100,000
        70           25        90,204       15,975      15,975     100,000     49,810      49,810     100,000
        71           26        96,604       15,065      15,065     100,000     52,560      52,560     100,000
        72           27       103,325       13,869      13,869     100,000     55,378      55,378     100,000
        73           28       110,381       12,352      12,352     100,000     58,277      58,277     100,000
        74           29       117,790       10,505      10,505     100,000     61,288      61,288     100,000
        75           30       125,569        8,233       8,233     100,000     64,414      64,414     100,000
        76           31       133,738        5,460       5,460     100,000     67,675      67,675     100,000
        77           32       142,315        2,091       2,091     100,000     71,100      71,100     100,000
        78           33       151,321            *           *           *     74,743      74,743     100,000
        79           34       160,777            *           *           *     78,641      78,641     100,000
        80           35       170,705            *           *           *     82,877      82,877     100,000
        81           36       181,131            *           *           *     87,531      87,531     100,000
        82           37       192,077            *           *           *     92,725      92,725     100,000
        83           38       203,571            *           *           *     98,485      98,485     103,409
        84           39       215,640            *           *           *    104,454     104,454     109,676
        85           40       228,312            *           *           *    110,629     110,629     116,160
        86           41       241,617            *           *           *    117,001     117,001     122,851
        87           42       255,588            *           *           *    123,569     123,569     129,748
        88           43       270,257            *           *           *    130,328     130,328     136,844
        89           44       285,660            *           *           *    137,269     137,269     144,133
        90           45       301,833            *           *           *    144,385     144,385     151,604
        91           46       318,815            *           *           *    151,667     151,667     157,733
        92           47       336,646            *           *           *    159,438     159,438     164,221
        93           48       355,368            *           *           *    167,786     167,786     171,142
        94           49       375,026            *           *           *    176,815     176,815     178,583
        95           50       395,668            *           *           *    186,645     186,645     186,645

                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURNS
             --------------------------------
              POLICY    SURRENDER     DEATH
    AGE       VALUE       VALUE      BENEFIT
    ---      --------  -----------  ---------
        46      1,121         649     100,000
        47      2,650       2,178     100,000
        48      4,310       3,837     100,000
        49      6,114       5,642     100,000
        50      8,075       7,603     100,000
        51     10,209       9,737     100,000
        52     12,530      12,110     100,000
        53     15,054      14,686     100,000
        54     17,799      17,484     100,000
        55     20,786      20,523     100,000
        56     24,397      24,187     100,000
        57     28,497      28,340     100,000
        58     32,995      32,890     100,000
        59     37,946      37,893     100,000
        60     43,401      43,401     100,000
        61     49,406      49,406     100,000
        62     56,068      56,068     100,000
        63     63,477      63,477     100,000
        64     71,740      71,740     100,000
        65     80,983      80,983     100,000
        66     91,284      91,284     108,628
        67    102,644     102,644     121,120
        68    115,167     115,167     134,745
        69    128,970     128,970     149,605
        70    144,181     144,181     165,808
        71    160,941     160,941     181,864
        72    179,466     179,466     199,207
        73    199,964     199,964     217,961
        74    222,684     222,684     238,272
        75    247,896     247,896     260,291
        76    275,927     275,927     289,723
        77    306,842     306,842     322,184
        78    340,928     340,928     357,975
        79    378,480     378,480     397,404
        80    419,836     419,836     440,828
        81    465,338     465,338     488,605
        82    515,364     515,364     541,132
        83    570,351     570,351     598,868
        84    630,716     630,716     662,252
        85    696,958     696,958     731,806
        86    769,531     769,531     808,008
        87    848,980     848,980     891,429
        88    935,856     935,856     982,649
        89   1,030,737  1,030,737   1,082,274
        90   1,134,238  1,134,238   1,190,950
        91   1,247,017  1,247,017   1,296,898
        92   1,372,627  1,372,627   1,413,806
        93   1,513,111  1,513,111   1,543,373
        94   1,670,933  1,670,933   1,687,642
        95   1,849,077  1,849,077   1,849,077


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER
                         $1,800 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                    USING GUARANTEED COST OF INSURANCE RATES

                             PREMIUM              0% HYPOTHETICAL                    6% HYPOTHETICAL
                           ACCUMULATED       GROSS INVESTMENT RETURNS           GROSS INVESTMENT RETURNS
               END OF          AT        ---------------------------------  ---------------------------------
               POLICY      5% INTEREST    POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH
    AGE         YEAR        PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
    ---      -----------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
        46            1         1,890          941         469     100,000      1,018         546     100,000
        47            2         3,875        2,140       1,668     100,000      2,363       1,891     100,000
        48            3         5,958        3,295       2,823     100,000      3,741       3,269     100,000
        49            4         8,146        4,404       3,932     100,000      5,152       4,680     100,000
        50            5        10,443        5,466       4,994     100,000      6,595       6,122     100,000
        51            6        12,856        6,479       6,007     100,000      8,069       7,597     100,000
        52            7        15,388        7,439       7,019     100,000      9,572       9,152     100,000
        53            8        18,048        8,341       7,973     100,000     11,100      10,733     100,000
        54            9        20,840        9,181       8,866     100,000     12,650      12,335     100,000
        55           10        23,772        9,952       9,690     100,000     14,217      13,955     100,000
        56           11        26,851       10,687      10,477     100,000     15,836      15,626     100,000
        57           12        30,083       11,344      11,186     100,000     17,467      17,310     100,000
        58           13        33,478       11,919      11,815     100,000     19,110      19,005     100,000
        59           14        37,041       12,410      12,358     100,000     20,762      20,709     100,000
        60           15        40,783       12,807      12,807     100,000     22,417      22,417     100,000
        61           16        44,713       13,101      13,101     100,000     24,070      24,070     100,000
        62           17        48,838       13,282      13,282     100,000     25,715      25,715     100,000
        63           18        53,170       13,336      13,336     100,000     27,342      27,342     100,000
        64           19        57,719       13,246      13,246     100,000     28,940      28,940     100,000
        65           20        62,495       12,992      12,992     100,000     30,497      30,497     100,000
        66           21        67,509       12,555      12,555     100,000     32,002      32,002     100,000
        67           22        72,775       11,920      11,920     100,000     33,448      33,448     100,000
        68           23        78,304       11,066      11,066     100,000     34,824      34,824     100,000
        69           24        84,109        9,970       9,970     100,000     36,122      36,122     100,000
        70           25        90,204        8,603       8,603     100,000     37,327      37,327     100,000
        71           26        96,604        6,918       6,918     100,000     38,415      38,415     100,000
        72           27       103,325        4,803       4,803     100,000     39,321      39,321     100,000
        73           28       110,381        2,291       2,291     100,000     40,076      40,076     100,000
        74           29       117,790            *           *           *     40,596      40,596     100,000
        75           30       125,569            *           *           *     40,830      40,830     100,000
        76           31       133,738            *           *           *     40,726      40,726     100,000
        77           32       142,315            *           *           *     40,224      40,224     100,000
        78           33       151,321            *           *           *     39,252      39,252     100,000
        79           34       160,777            *           *           *     37,725      37,725     100,000
        80           35       170,705            *           *           *     35,519      35,519     100,000
        81           36       181,131            *           *           *     32,461      32,461     100,000
        82           37       192,077            *           *           *     28,307      28,307     100,000
        83           38       203,571            *           *           *     22,714      22,714     100,000
        84           39       215,640            *           *           *     15,208      15,208     100,000
        85           40       228,312            *           *           *      5,153       5,153     100,000
        86           41       241,617            *           *           *          *           *           *
        87           42       255,588            *           *           *          *           *           *
        88           43       270,257            *           *           *          *           *           *
        89           44       285,660            *           *           *          *           *           *
        90           45       301,833            *           *           *          *           *           *
        91           46       318,815            *           *           *          *           *           *
        92           47       336,646            *           *           *          *           *           *
        93           48       355,368            *           *           *          *           *           *
        94           49       375,026            *           *           *          *           *           *
        95           50       395,668            *           *           *          *           *           *

                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURNS
             --------------------------------
              POLICY    SURRENDER     DEATH
    AGE       VALUE       VALUE      BENEFIT
    ---      --------  -----------  ---------
        46      1,096         624     100,000
        47      2,596       2,124     100,000
        48      4,225       3,753     100,000
        49      5,995       5,523     100,000
        50      7,918       7,446     100,000
        51     10,011       9,538     100,000
        52     12,285      11,865     100,000
        53     14,757      14,389     100,000
        54     17,444      17,129     100,000
        55     20,367      20,105     100,000
        56     23,589      23,379     100,000
        57     27,101      26,943     100,000
        58     30,938      30,833     100,000
        59     35,139      35,086     100,000
        60     39,744      39,744     100,000
        61     44,803      44,803     100,000
        62     50,374      50,374     100,000
        63     56,522      56,522     100,000
        64     63,328      63,328     100,000
        65     70,885      70,885     100,000
        66     79,313      79,313     100,000
        67     88,716      88,716     104,685
        68     99,024      99,024     115,858
        69    110,300     110,300     127,948
        70    122,634     122,634     141,030
        71    136,125     136,125     153,821
        72    150,923     150,923     167,524
        73    167,198     167,198     182,246
        74    185,112     185,112     198,070
        75    204,869     204,869     215,112
        76    226,717     226,717     238,053
        77    250,624     250,624     263,156
        78    276,773     276,773     290,611
        79    305,357     305,357     320,624
        80    336,584     336,584     353,414
        81    370,674     370,674     389,207
        82    407,851     407,851     428,244
        83    448,350     448,350     470,768
        84    492,411     492,411     517,031
        85    540,287     540,287     567,301
        86    592,247     592,247     621,860
        87    648,582     648,582     681,011
        88    709,595     709,595     745,075
        89    775,617     775,617     814,398
        90    846,987     846,987     889,337
        91    924,048     924,048     961,010
        92   1,009,563  1,009,563   1,039,850
        93   1,104,895  1,104,895   1,126,993
        94   1,211,703  1,211,703   1,223,820
        95   1,332,019  1,332,019   1,332,019


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER
                         $4,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES

                             PREMIUM              0% HYPOTHETICAL                    6% HYPOTHETICAL
                           ACCUMULATED       GROSS INVESTMENT RETURNS           GROSS INVESTMENT RETURNS
               END OF          AT        ---------------------------------  ---------------------------------
               POLICY      5% INTEREST    POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH
    AGE         YEAR        PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
    ---      -----------  -------------  ---------  -----------  ---------  ---------  -----------  ---------
        46            1         4,200        2,986       2,514     102,986      3,186       2,714     103,186
        47            2         8,610        6,190       5,718     106,190      6,786       6,314     106,786
        48            3        13,241        9,309       8,836     109,309     10,505      10,033     110,505
        49            4        18,103       12,341      11,869     112,341     14,348      13,876     114,348
        50            5        23,208       15,285      14,813     115,285     18,316      17,844     118,316
        51            6        28,568       18,140      17,668     118,140     22,411      21,939     122,411
        52            7        34,196       20,900      20,481     120,900     26,632      26,212     126,632
        53            8        40,106       23,561      23,194     123,561     30,977      30,609     130,977
        54            9        46,312       26,119      25,804     126,119     35,444      35,129     135,444
        55           10        52,827       28,566      28,303     128,566     40,031      39,768     140,031
        56           11        59,669       31,374      31,164     131,374     45,312      45,102     145,312
        57           12        66,852       34,245      34,087     134,245     50,947      50,790     150,947
        58           13        74,395       36,990      36,885     136,990     56,759      56,654     156,759
        59           14        82,314       39,610      39,557     139,610     62,756      62,703     162,756
        60           15        90,630       42,090      42,090     142,090     68,930      68,930     168,930
        61           16        99,361       44,383      44,383     144,383     75,239      75,239     175,239
        62           17       108,530       46,537      46,537     146,537     81,736      81,736     181,736
        63           18       118,156       48,538      48,538     148,538     88,416      88,416     188,416
        64           19       128,264       50,377      50,377     150,377     95,277      95,277     195,277
        65           20       138,877       52,042      52,042     152,042    102,311     102,311     202,311
        66           21       150,021       53,519      53,519     153,519    109,512     109,512     209,512
        67           22       161,722       54,790      54,790     154,790    116,868     116,868     216,868
        68           23       174,008       55,836      55,836     155,836    124,361     124,361     224,361
        69           24       186,908       56,636      56,636     156,636    131,976     131,976     231,976
        70           25       200,454       57,166      57,166     157,166    139,691     139,691     239,691
        71           26       214,677       57,400      57,400     157,400    147,481     147,481     247,481
        72           27       229,610       57,318      57,318     157,318    155,323     155,323     255,323
        73           28       245,291       56,895      56,895     156,895    163,193     163,193     263,193
        74           29       261,755       56,147      56,147     156,147    171,104     171,104     271,104
        75           30       279,043       54,996      54,996     154,996    178,973     178,973     278,973
        76           31       297,195       53,401      53,401     153,401    186,752     186,752     286,752
        77           32       316,255       51,315      51,315     151,315    194,382     194,382     294,382
        78           33       336,268       48,744      48,744     148,744    201,856     201,856     301,856
        79           34       357,281       45,579      45,579     145,579    209,049     209,049     309,049
        80           35       379,345       41,838      41,838     141,838    215,959     215,959     315,959
        81           36       402,513       37,397      37,397     137,397    222,437     222,437     322,437
        82           37       426,838       32,198      32,198     132,198    228,393     228,393     328,393
        83           38       452,380       26,290      26,290     126,290    233,845     233,845     333,845
        84           39       479,199       19,525      19,525     119,525    238,607     238,607     338,607
        85           40       507,359       11,928      11,928     111,928    242,662     242,662     342,662
        86           41       536,927        3,295       3,295     103,295    245,754     245,754     345,754
        87           42       567,973            *           *           *    247,809     247,809     347,809
        88           43       600,572            *           *           *    248,678     248,678     348,678
        89           44       634,801            *           *           *    248,199     248,199     348,199
        90           45       670,741            *           *           *    246,223     246,223     346,223
        91           46       708,478            *           *           *    242,618     242,618     342,618
        92           47       748,102            *           *           *    237,330     237,330     337,330
        93           48       789,707            *           *           *    230,226     230,226     330,226
        94           49       833,392            *           *           *    221,171     221,171     321,171
        95           50       879,262            *           *           *    210,018     210,018     310,018

                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURNS
             --------------------------------
              POLICY    SURRENDER     DEATH
    AGE       VALUE       VALUE      BENEFIT
    ---      --------  -----------  ---------
        46      3,387       2,915     103,387
        47      7,406       6,934     107,406
        48     11,800      11,328     111,800
        49     16,606      16,134     116,606
        50     21,862      21,390     121,862
        51     27,610      27,138     127,610
        52     33,893      33,473     133,893
        53     40,758      40,391     140,758
        54     48,257      47,943     148,257
        55     56,446      56,183     156,446
        56     66,109      65,899     166,109
        57     76,920      76,763     176,920
        58     88,803      88,698     188,803
        59    101,872     101,820     201,872
        60    116,241     116,241     216,241
        61    131,996     131,996     231,996
        62    149,337     149,337     249,337
        63    168,419     168,419     268,419
        64    189,421     189,421     289,421
        65    212,533     212,533     312,533
        66    237,970     237,970     337,970
        67    265,960     265,960     365,960
        68    296,757     296,757     396,757
        69    330,640     330,640     430,640
        70    367,915     367,915     467,915
        71    408,920     408,920     508,920
        72    454,030     454,030     554,030
        73    503,663     503,663     603,663
        74    558,320     558,320     658,320
        75    618,459     618,459     718,459
        76    684,624     684,624     784,624
        77    757,413     757,413     857,413
        78    837,545     837,545     937,545
        79    925,691     925,691   1,025,691
        80   1,022,733  1,022,733   1,122,733
        81   1,129,494  1,129,494   1,229,494
        82   1,246,957  1,246,957   1,346,957
        83   1,376,323  1,376,323   1,476,323
        84   1,518,717  1,518,717   1,618,717
        85   1,675,566  1,675,566   1,775,566
        86   1,848,207  1,848,207   1,948,207
        87   2,038,306  2,038,306   2,140,221
        88   2,246,653  2,246,653   2,358,986
        89   2,474,197  2,474,197   2,597,907
        90   2,722,411  2,722,411   2,858,532
        91   2,992,873  2,992,873   3,112,588
        92   3,294,109  3,294,109   3,394,109
        93   3,630,993  3,630,993   3,730,993
        94   4,003,512  4,003,512   4,103,512
        95   4,414,666  4,414,666   4,514,666


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER

                         $4,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                    USING GUARANTEED COST OF INSURANCE RATES

                 PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
               ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
     END OF        AT        ---------------------------------   ---------------------------------
     POLICY    5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE   YEAR      PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  -------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46        1         4,200        2,962      2,490      102,962       3,162      2,690      103,162
47        2         8,610        6,143      5,671      106,143       6,736      6,263      106,736
48        3        13,241        9,239      8,766      109,239      10,429      9,956      110,429
49        4        18,103       12,248     11,776      112,248      14,244     13,772      114,244
50        5        23,208       15,170     14,698      115,170      18,182     17,710      118,182
51        6        28,568       18,003     17,531      118,003      22,247     21,775      122,247
52        7        34,196       20,743     20,323      120,743      26,437     26,017      126,437
53        8        40,106       23,383     23,015      123,383      30,749     30,382      130,749
54        9        46,312       25,919     25,605      125,919      35,182     34,868      135,182
55       10        52,827       28,346     28,084      128,346      39,733     39,471      139,733
56       11        59,669       30,736     30,526      130,736      44,483     44,273      144,483
57       12        66,852       33,003     32,845      133,003      49,347     49,190      149,347
58       13        74,395       35,144     35,039      135,144      54,327     54,222      154,327
59       14        82,314       37,156     37,103      137,156      59,419     59,367      159,419
60       15        90,630       39,028     39,028      139,028      64,616     64,616      164,616
61       16        99,361       40,750     40,750      140,750      69,910     69,910      169,910
62       17       108,530       42,314     42,314      142,314      75,292     75,292      175,292
63       18       118,156       43,703     43,703      143,703      80,747     80,747      180,747
64       19       128,264       44,900     44,900      144,900      86,256     86,256      186,256
65       20       138,877       45,886     45,886      145,886      91,800     91,800      191,800
66       21       150,021       46,646     46,646      146,646      97,359     97,359      197,359
67       22       161,722       47,167     47,167      147,167     102,917    102,917      202,917
68       23       174,008       47,435     47,435      147,435     108,455    108,455      208,455
69       24       186,908       47,436     47,436      147,436     113,953    113,953      213,953
70       25       200,454       47,151     47,151      147,151     119,385    119,385      219,385
71       26       214,677       46,549     46,549      146,549     124,711    124,711      224,711
72       27       229,610       45,531     45,531      145,531     129,819    129,819      229,819
73       28       245,291       44,169     44,169      144,169     134,765    134,765      234,765
74       29       261,755       42,345     42,345      142,345     139,416    139,416      239,416
75       30       279,043       40,008     40,008      140,008     143,697    143,697      243,697
76       31       297,195       37,126     37,126      137,126     147,551    147,551      247,551
77       32       316,255       33,671     33,671      133,671     150,921    150,921      250,921
78       33       336,268       29,619     29,619      129,619     153,752    153,752      253,752
79       34       357,281       24,957     24,957      124,957     155,996    155,996      255,996
80       35       379,345       19,651     19,651      119,651     157,584    157,584      257,584
81       36       402,513       13,642     13,642      113,642     158,416    158,416      258,416
82       37       426,838        6,852      6,852      106,852     158,364    158,364      258,364
83       38       452,380            *          *            *     157,272    157,272      257,272
84       39       479,199            *          *            *     154,961    154,961      254,961
85       40       507,359            *          *            *     151,271    151,271      251,271
86       41       536,927            *          *            *     146,059    146,059      246,059
87       42       567,973            *          *            *     139,206    139,206      239,206
88       43       600,572            *          *            *     130,600    130,600      230,600
89       44       634,801            *          *            *     120,152    120,152      220,152
90       45       670,741            *          *            *     107,750    107,750      207,750
91       46       708,478            *          *            *      93,256     93,256      193,256
92       47       748,102            *          *            *      76,500     76,500      176,500
93       48       789,707            *          *            *      57,248     57,248      157,248
94       49       833,392            *          *            *      35,181     35,181      135,181
95       50       879,262            *          *            *       9,625      9,625      109,625

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46       3,362      2,890      103,362
47       7,353      6,880      107,353
48      11,716     11,244      111,716
49      16,489     16,016      116,489
50      21,707     21,235      121,707
51      27,414     26,942      127,414
52      33,652     33,232      133,652
53      40,467     40,100      140,467
54      47,912     47,597      147,912
55      56,040     55,778      156,040
56      65,002     64,792      165,002
57      74,784     74,627      174,784
58      85,466     85,361      185,466
59      97,129     97,077      197,129
60     109,862    109,862      209,862
61     123,760    123,760      223,760
62     138,926    138,926      238,926
63     155,470    155,470      255,470
64     173,509    173,509      273,509
65     193,172    193,172      293,172
66     214,600    214,600      314,600
67     237,956    237,956      337,956
68     263,415    263,415      363,415
69     291,170    291,170      391,170
70     321,428    321,428      421,428
71     354,402    354,402      454,402
72     390,259    390,259      490,259
73     429,356    429,356      529,356
74     471,891    471,891      571,891
75     518,146    518,146      618,146
76     568,456    568,456      668,456
77     623,189    623,189      723,189
78     682,759    682,759      782,759
79     747,626    747,626      847,626
80     818,281    818,281      918,281
81     895,234    895,234      995,234
82     979,024    979,024    1,079,024
83   1,070,218   1,070,218   1,170,218
84   1,169,427   1,169,427   1,269,427
85   1,277,347   1,277,347   1,377,347
86   1,394,773   1,394,773   1,494,773
87   1,522,607   1,522,607   1,622,607
88   1,661,857   1,661,857   1,761,857
89   1,813,662   1,813,662   1,913,662
90   1,979,256   1,979,256   2,079,256
91   2,159,233   2,159,233   2,259,233
92   2,356,445   2,356,445   2,456,445
93   2,571,751   2,571,751   2,671,751
94   2,806,759   2,806,759   2,906,759
95   3,062,887   3,062,887   3,162,887


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER
                         $3,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES

                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         3,150        2,098      1,705      102,098       2,244      1,851      102,244
47          2         6,458        4,436      4,044      104,436       4,868      4,475      104,868
48          3         9,930        6,712      6,319      106,712       7,579      7,186      107,579
49          4        13,577        8,923      8,530      108,923      10,378      9,986      110,378
50          5        17,406       11,070     10,677      111,070      13,269     12,876      113,269
51          6        21,426       13,150     12,757      113,150      16,251     15,858      116,251
52          7        25,647       15,163     14,814      115,163      19,325     18,976      119,325
53          8        30,080       17,105     16,799      117,105      22,492     22,186      122,492
54          9        34,734       19,128     18,866      119,128      25,910     25,648      125,910
55         10        39,620       21,162     20,944      121,162      29,519     29,301      129,519
56         11        44,751       23,333     23,158      123,333      33,519     33,344      133,519
57         12        50,139       25,440     25,309      125,440      37,672     37,541      137,672
58         13        55,796       27,475     27,388      127,475      41,978     41,891      141,978
59         14        61,736       29,415     29,372      129,415      46,419     46,375      146,419
60         15        67,972       31,280     31,280      131,280      51,019     51,019      151,019
61         16        74,521       33,025     33,025      133,025      55,740     55,740      155,740
62         17        81,397       34,685     34,685      134,685      60,623     60,623      160,623
63         18        88,617       36,256     36,256      136,256      65,671     65,671      165,671
64         19        96,198       37,743     37,743      137,743      70,895     70,895      170,895
65         20       104,158       39,132     39,132      139,132      76,287     76,287      176,287
66         21       112,516       40,414     40,414      140,414      81,848     81,848      181,848
67         22       121,291       41,583     41,583      141,583      87,575     87,575      187,575
68         23       130,506       42,641     42,641      142,641      93,481     93,481      193,481
69         24       140,181       43,567     43,567      143,567      99,547     99,547      199,547
70         25       150,340       44,364     44,364      144,364     105,786    105,786      205,786
71         26       161,007       45,001     45,001      145,001     112,172    112,172      212,172
72         27       172,208       45,477     45,477      145,477     118,707    118,707      218,707
73         28       183,968       45,747     45,747      145,747     125,353    125,353      225,353
74         29       196,317       45,804     45,804      145,804     132,104    132,104      232,104
75         30       209,282       45,589     45,589      145,589     138,901    138,901      238,901
76         31       222,896       45,089     45,089      145,089     145,731    145,731      245,731
77         32       237,191       44,261     44,261      144,261     152,548    152,548      252,548
78         33       252,201       43,058     43,058      143,058     159,298    159,298      259,298
79         34       267,961       41,389     41,389      141,389     165,880    165,880      265,880
80         35       284,509       39,240     39,240      139,240     172,265    172,265      272,265
81         36       301,884       36,559     36,559      136,559     178,386    178,386      278,386
82         37       320,129       33,296     33,296      133,296     184,171    184,171      284,171
83         38       339,285       29,401     29,401      129,401     189,545    189,545      289,545
84         39       359,399       24,752     24,752      124,752     194,355    194,355      294,355
85         40       380,519       19,366     19,366      119,366     198,583    198,583      298,583
86         41       402,695       13,193     13,193      113,193     202,139    202,139      302,139
87         42       425,980        6,163      6,163      106,163     204,911    204,911      304,911
88         43       450,429            *          *            *     206,797    206,797      306,797
89         44       476,100            *          *            *     207,688    207,688      307,688
90         45       503,055            *          *            *     207,471    207,471      307,471
91         46       531,358            *          *            *     206,026    206,026      306,026
92         47       561,076            *          *            *     203,258    203,258      303,258
93         48       592,280            *          *            *     199,041    199,041      299,041
94         49       625,044            *          *            *     193,240    193,240      293,240
95         50       659,446            *          *            *     185,717    185,717      285,717

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46       2,390      1,997      102,390
47       5,317      4,924      105,317
48       8,517      8,124      108,517
49      12,016     11,623      112,016
50      15,842     15,449      115,842
51      20,025     19,632      120,025
52      24,598     24,249      124,598
53      29,597     29,291      129,597
54      35,224     34,962      135,224
55      41,471     41,253      141,471
56      48,690     48,516      148,690
57      56,650     56,519      156,650
58      65,421     65,334      165,421
59      75,066     75,023      175,066
60      85,699     85,699      185,699
61      97,378     97,378      197,378
62     110,253    110,253      210,253
63     124,448    124,448      224,448
64     140,110    140,110      240,110
65     157,381    157,381      257,381
66     176,427    176,427      276,427
67     197,429    197,429      297,429
68     220,603    220,603      320,603
69     246,159    246,159      346,159
70     274,357    274,357      374,357
71     305,448    305,448      405,448
72     339,742    339,742      439,742
73     377,538    377,538      477,538
74     419,203    419,203      519,203
75     465,092    465,092      565,092
76     515,645    515,645      615,645
77     571,317    571,317      671,317
78     632,611    632,611      732,611
79     700,032    700,032      800,032
80     774,223    774,223      874,223
81     855,857    855,857      955,857
82     945,681    945,681    1,045,681
83   1,044,521   1,044,521   1,144,521
84   1,153,217   1,153,217   1,253,217
85   1,272,843   1,272,843   1,372,843
86   1,404,521   1,404,521   1,504,521
87   1,549,475   1,549,475   1,649,475
88   1,709,075   1,709,075   1,809,075
89   1,884,842   1,884,842   1,984,842
90   2,078,377   2,078,377   2,182,296
91   2,290,406   2,290,406   2,390,406
92   2,525,396   2,525,396   2,625,396
93   2,784,483   2,784,483   2,884,483
94   3,070,208   3,070,208   3,170,208
95   3,385,393   3,385,393   3,485,393


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER
                         $3,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                    USING GUARANTEED COST OF INSURANCE RATES

                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         3,150        2,074      1,681      102,074       2,219      1,826      102,219
47          2         6,458        4,389      3,997      104,389       4,818      4,425      104,818
48          3         9,930        6,642      6,249      106,642       7,502      7,109      107,502
49          4        13,577        8,830      8,437      108,830      10,274      9,881      110,274
50          5        17,406       10,955     10,562      110,955      13,136     12,743      113,136
51          6        21,426       13,014     12,621      113,014      16,087     15,694      116,087
52          7        25,647       15,005     14,656      115,005      19,130     18,781      119,130
53          8        30,080       16,926     16,620      116,926      22,264     21,959      122,264
54          9        34,734       18,773     18,511      118,773      25,487     25,225      125,487
55         10        39,620       20,545     20,326      120,545      28,801     28,583      128,801
56         11        44,751       22,300     22,125      122,300      32,270     32,096      132,270
57         12        50,139       23,978     23,847      123,978      35,837     35,706      135,837
58         13        55,796       25,581     25,494      125,581      39,505     39,418      139,505
59         14        61,736       27,112     27,068      127,112      43,281     43,238      143,281
60         15        67,972       28,569     28,569      128,569      47,167     47,167      147,167
61         16        74,521       29,946     29,946      129,946      51,158     51,158      151,158
62         17        81,397       31,235     31,235      131,235      55,249     55,249      155,249
63         18        88,617       32,419     32,419      132,419      59,428     59,428      159,428
64         19        96,198       33,480     33,480      133,480      63,675     63,675      163,675
65         20       104,158       34,401     34,401      134,401      67,974     67,974      167,974
66         21       112,516       35,176     35,176      135,176      72,318     72,318      172,318
67         22       121,291       35,796     35,796      135,796      76,697     76,697      176,697
68         23       130,506       36,262     36,262      136,262      81,112     81,112      181,112
69         24       140,181       36,577     36,577      136,577      85,562     85,562      185,562
70         25       150,340       36,732     36,732      136,732      90,040     90,040      190,040
71         26       161,007       36,707     36,707      136,707      94,521     94,521      194,521
72         27       172,208       36,470     36,470      136,470      98,969     98,969      198,969
73         28       183,968       35,975     35,975      135,975     103,332    103,332      203,332
74         29       196,317       35,168     35,168      135,168     107,545    107,545      207,545
75         30       209,282       33,998     33,998      133,998     111,545    111,545      211,545
76         31       222,896       32,422     32,422      132,422     115,270    115,270      215,270
77         32       237,191       30,404     30,404      130,404     118,666    118,666      218,666
78         33       252,201       27,917     27,917      127,917     121,682    121,682      221,682
79         34       267,961       24,935     24,935      124,935     124,267    124,267      224,267
80         35       284,509       21,416     21,416      121,416     126,350    126,350      226,350
81         36       301,884       17,293     17,293      117,293     127,832    127,832      227,832
82         37       320,129       12,481     12,481      112,481     128,588    128,588      228,588
83         38       339,285        6,870      6,870      106,870     128,464    128,464      228,464
84         39       359,399          340        340      100,340     127,282    127,282      227,282
85         40       380,519            *          *            *     124,882    124,882      224,882
86         41       402,695            *          *            *     121,100    121,100      221,100
87         42       425,980            *          *            *     115,786    115,786      215,786
88         43       450,429            *          *            *     108,776    108,776      208,776
89         44       476,100            *          *            *      99,915     99,915      199,915
90         45       503,055            *          *            *      89,019     89,019      189,019
91         46       531,358            *          *            *      75,893     75,893      175,893
92         47       561,076            *          *            *      60,301     60,301      160,301
93         48       592,280            *          *            *      41,942     41,942      141,942
94         49       625,044            *          *            *      20,396     20,396      120,396
95         50       659,446            *          *            *           *          *            *

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46       2,364      1,972      102,364
47       5,264      4,871      105,264
48       8,433      8,041      108,433
49      11,898     11,505      111,898
50      15,687     15,294      115,687
51      19,829     19,436      119,829
52      24,357     24,008      124,357
53      29,306     29,001      129,306
54      34,713     34,451      134,713
55      40,622     40,404      140,622
56      47,147     46,973      147,147
57      54,285     54,154      154,285
58      62,095     62,008      162,095
59      70,650     70,606      170,650
60      80,019     80,019      180,019
61      90,279     90,279      190,279
62     101,508    101,508      201,508
63     113,787    113,787      213,787
64     127,199    127,199      227,199
65     141,838    141,838      241,838
66     157,820    157,820      257,820
67     175,268    175,268      275,268
68     194,329    194,329      294,329
69     215,165    215,165      315,165
70     237,945    237,945      337,945
71     262,840    262,840      362,840
72     290,027    290,027      390,027
73     319,684    319,684      419,684
74     352,000    352,000      452,000
75     387,182    387,182      487,182
76     425,468    425,468      525,468
77     467,127    467,127      567,127
78     512,463    512,463      612,463
79     561,809    561,809      661,809
80     615,517    615,517      715,517
81     673,950    673,950      773,950
82     737,480    737,480      837,480
83     806,495    806,495      906,495
84     881,405    881,405      981,405
85     962,688    962,688    1,062,688
86   1,050,869   1,050,869   1,150,869
87   1,146,552   1,146,552   1,246,552
88   1,250,394   1,250,394   1,350,394
89   1,363,132   1,363,132   1,463,132
90   1,485,553   1,485,553   1,585,553
91   1,618,527   1,618,527   1,718,527
92   1,762,972   1,762,972   1,862,972
93   1,919,843   1,919,843   2,019,843
94   2,090,084   2,090,084   2,190,084
95   2,274,475   2,274,475   2,374,475


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

S ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER


                         $1,500 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES

                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         1,575          720        327      100,000         782        389      100,000
47          2         3,229        1,708      1,315      100,000       1,887      1,494      100,000
48          3         4,965        2,660      2,267      100,000       3,020      2,628      100,000
49          4         6,788        3,576      3,183      100,000       4,181      3,788      100,000
50          5         8,703        4,455      4,062      100,000       5,371      4,978      100,000
51          6        10,713        5,295      4,902      100,000       6,587      6,194      100,000
52          7        12,824        6,095      5,746      100,000       7,830      7,481      100,000
53          8        15,040        6,852      6,546      100,000       9,098      8,793      100,000
54          9        17,367        7,705      7,443      100,000      10,533     10,271      100,000
55         10        19,810        8,590      8,371      100,000      12,076     11,857      100,000
56         11        22,376        9,518      9,344      100,000      13,775     13,600      100,000
57         12        25,069       10,405     10,274      100,000      15,529     15,398      100,000
58         13        27,898       11,243     11,156      100,000      17,335     17,247      100,000
59         14        30,868       12,013     11,969      100,000      19,176     19,132      100,000
60         15        33,986       12,731     12,731      100,000      21,073     21,073      100,000
61         16        37,261       13,359     13,359      100,000      22,994     22,994      100,000
62         17        40,699       13,929     13,929      100,000      24,972     24,972      100,000
63         18        44,309       14,437     14,437      100,000      27,008     27,008      100,000
64         19        48,099       14,887     14,887      100,000      29,111     29,111      100,000
65         20        52,079       15,267     15,267      100,000      31,276     31,276      100,000
66         21        56,258       15,571     15,571      100,000      33,507     33,507      100,000
67         22        60,646       15,790     15,790      100,000      35,803     35,803      100,000
68         23        65,253       15,929     15,929      100,000      38,176     38,176      100,000
69         24        70,091       15,967     15,967      100,000      40,620     40,620      100,000
70         25        75,170       15,906     15,906      100,000      43,148     43,148      100,000
71         26        80,504       15,718     15,718      100,000      45,752     45,752      100,000
72         27        86,104       15,400     15,400      100,000      48,443     48,443      100,000
73         28        91,984       14,910     14,910      100,000      51,214     51,214      100,000
74         29        98,158       14,236     14,236      100,000      54,075     54,075      100,000
75         30       104,641       13,321     13,321      100,000      57,019     57,019      100,000
76         31       111,448       12,143     12,143      100,000      60,060     60,060      100,000
77         32       118,596       10,649     10,649      100,000      63,208     63,208      100,000
78         33       126,100        8,776      8,776      100,000      66,474     66,474      100,000
79         34       133,980        6,414      6,414      100,000      69,864     69,864      100,000
80         35       142,254        3,505      3,505      100,000      73,418     73,418      100,000
81         36       150,942            *          *            *      77,175     77,175      100,000
82         37       160,064            *          *            *      81,189     81,189      100,000
83         38       169,643            *          *            *      85,529     85,529      100,000
84         39       179,700            *          *            *      90,282     90,282      100,000
85         40       190,260            *          *            *      95,577     95,577      100,356
86         41       201,348            *          *            *     101,195    101,195      106,255
87         42       212,990            *          *            *     107,009    107,009      112,360
88         43       225,215            *          *            *     113,020    113,020      118,671
89         44       238,050            *          *            *     119,224    119,224      125,186
90         45       251,528            *          *            *     125,621    125,621      131,902
91         46       265,679            *          *            *     132,206    132,206      137,494
92         47       280,538            *          *            *     139,190    139,190      143,365
93         48       296,140            *          *            *     146,635    146,635      149,567
94         49       312,522            *          *            *     154,617    154,617      156,163
95         50       329,723            *          *            *     163,225    163,225      163,225

             12% HYPOTHETICAL
         GROSS INVESTMENT RETURNS
     ---------------------------------
      POLICY     SURRENDER     DEATH
AGE    VALUE       VALUE      BENEFIT
---  ---------   ---------   ---------
46         845        452      100,000
47       2,075      1,682      100,000
48       3,411      3,018      100,000
49       4,863      4,471      100,000
50       6,444      6,051      100,000
51       8,163      7,770      100,000
52      10,034      9,685      100,000
53      12,071     11,766      100,000
54      14,432     14,170      100,000
55      17,082     16,864      100,000
56      20,142     19,967      100,000
57      23,513     23,382      100,000
58      27,226     27,139      100,000
59      31,307     31,263      100,000
60      35,815     35,815      100,000
61      40,776     40,776      100,000
62      46,273     46,273      100,000
63      52,373     52,373      100,000
64      59,158     59,158      100,000
65      66,711     66,711      100,000
66      75,136     75,136      100,000
67      84,551     84,551      100,000
68      95,011     95,011      111,163
69     106,569    106,569      123,620
70     119,342    119,342      137,244
71     133,455    133,455      150,804
72     149,077    149,077      165,475
73     166,373    166,373      181,347
74     185,539    185,539      198,527
75     206,790    206,790      217,130
76     230,383    230,383      241,902
77     256,452    256,452      269,275
78     285,244    285,244      299,506
79     317,022    317,022      332,874
80     352,084    352,084      369,688
81     390,747    390,747      410,284
82     433,356    433,356      455,023
83     480,284    480,284      504,298
84     531,917    531,917      558,513
85     588,704    588,704      618,139
86     651,115    651,115      683,670
87     719,646    719,646      755,628
88     794,836    794,836      834,577
89     877,259    877,259      921,122
90     967,531    967,531    1,015,908
91   1,066,304   1,066,304   1,108,956
92   1,176,087   1,176,087   1,211,369
93   1,298,503   1,298,503   1,324,473
94   1,435,497   1,435,497   1,449,852
95   1,589,407   1,589,407   1,589,407


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER
                         $1,500 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                    USING GUARANTEED COST OF INSURANCE RATES

                   PREMIUM              0% HYPOTHETICAL                     6% HYPOTHETICAL
                 ACCUMULATED       GROSS INVESTMENT RETURNS            GROSS INVESTMENT RETURNS
      END OF         AT        ---------------------------------   ---------------------------------
      POLICY     5% INTEREST    POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
AGE    YEAR       PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
---  ---------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
46          1         1,575          696        303      100,000         758        365      100,000
47          2         3,229        1,661      1,268      100,000       1,837      1,444      100,000
48          3         4,965        2,590      2,197      100,000       2,943      2,550      100,000
49          4         6,788        3,483      3,090      100,000       4,076      3,683      100,000
50          5         8,703        4,339      3,947      100,000       5,236      4,843      100,000
51          6        10,713        5,157      4,764      100,000       6,422      6,029      100,000
52          7        12,824        5,935      5,586      100,000       7,632      7,283      100,000
53          8        15,040        6,670      6,364      100,000       8,867      8,561      100,000
54          9        17,367        7,358      7,096      100,000      10,121      9,859      100,000
55         10        19,810        7,999      7,781      100,000      11,397     11,179      100,000
56         11        22,376        8,622      8,447      100,000      12,725     12,550      100,000
57         12        25,069        9,196      9,065      100,000      14,076     13,945      100,000
58         13        27,898        9,722      9,635      100,000      15,453     15,365      100,000
59         14        30,868       10,204     10,161      100,000      16,860     16,816      100,000
60         15        33,986       10,640     10,640      100,000      18,297     18,297      100,000
61         16        37,261       11,023     11,023      100,000      19,761     19,761      100,000
62         17        40,699       11,345     11,345      100,000      21,247     21,247      100,000
63         18        44,309       11,593     11,593      100,000      22,744     22,744      100,000
64         19        48,099       11,750     11,750      100,000      24,238     24,238      100,000
65         20        52,079       11,800     11,800      100,000      25,720     25,720      100,000
66         21        56,258       11,734     11,734      100,000      27,183     27,183      100,000
67         22        60,646       11,545     11,545      100,000      28,625     28,625      100,000
68         23        65,253       11,230     11,230      100,000      30,045     30,045      100,000
69         24        70,091       10,788     10,788      100,000      31,447     31,447      100,000
70         25        75,170       10,209     10,209      100,000      32,826     32,826      100,000
71         26        80,504        9,469      9,469      100,000      34,170     34,170      100,000
72         27        86,104        8,534      8,534      100,000      35,458     35,458      100,000
73         28        91,984        7,351      7,351      100,000      36,657     36,657      100,000
74         29        98,158        5,858      5,858      100,000      37,733     37,733      100,000
75         30       104,641        3,988      3,988      100,000      38,645     38,645      100,000
76         31       111,448        1,672      1,672      100,000      39,359     39,359      100,000
77         32       118,596            0          *            *      39,837     39,837      100,000
78         33       126,100            0          *            *      40,043     40,043      100,000
79         34       133,980            0          *            *      39,931     39,931      100,000
80         35       142,254            0          *            *      39,437     39,437      100,000
81         36       150,942            0          *            *      38,467     38,467      100,000
82         37       160,064            0          *            *      36,891     36,891      100,000
83         38       169,643            0          *            *      34,528     34,528      100,000
84         39       179,700            0          *            *      31,134     31,134      100,000
85         40       190,260            *          *            *      26,404     26,404      100,000
86         41       201,348            *          *            *      19,923     19,923      100,000
87         42       212,990            *          *            *      11,137     11,137      100,000
88         43       225,215            *          *            *           *          *            *
89         44       238,050            *          *            *           *          *            *
90         45       251,528            *          *            *           *          *            *
91         46       265,679            *          *            *           *          *            *
92         47       280,538            *          *            *           *          *            *
93         48       296,140            *          *            *           *          *            *
94         49       312,522            *          *            *           *          *            *
95         50       329,723            *          *            *           *          *            *

           12% HYPOTHETICAL
       GROSS INVESTMENT RETURNS
   ---------------------------------
    POLICY     SURRENDER     DEATH
AGE  VALUE       VALUE      BENEFIT
------------   ---------   ---------
46       819        427      100,000
47     2,021      1,629      100,000
48     3,327      2,934      100,000
49     4,745      4,352      100,000
50     6,287      5,895      100,000
51     7,964      7,572      100,000
52     9,789      9,440      100,000
53    11,775     11,470      100,000
54    13,935     13,673      100,000
55    16,289     16,071      100,000
56    18,890     18,716      100,000
57    21,733     21,603      100,000
58    24,848     24,761      100,000
59    28,268     28,225      100,000
60    32,029     32,029      100,000
61    36,164     36,164      100,000
62    40,716     40,716      100,000
63    45,725     45,725      100,000
64    51,240     51,240      100,000
65    57,322     57,322      100,000
66    64,048     64,048      100,000
67    71,508     71,508      100,000
68    79,810     79,810      100,000
69    89,064     89,064      103,314
70    99,244     99,244      114,130
71   110,410    110,410      124,763
72   122,684    122,684      136,180
73   136,183    136,183      148,440
74   151,039    151,039      161,612
75   167,408    167,408      175,779
76   185,474    185,474      194,747
77   205,281    205,281      215,545
78   226,987    226,987      238,336
79   250,764    250,764      263,302
80   276,795    276,795      290,634
81   305,272    305,272      320,535
82   336,397    336,397      353,216
83   370,379    370,379      388,898
84   407,436    407,436      427,808
85   447,798    447,798      470,187
86   491,702    491,702      516,288
87   539,405    539,405      566,375
88   591,166    591,166      620,724
89   647,259    647,259      679,622
90   707,957    707,957      743,355
91   773,538    773,538      804,480
92   846,056    846,056      871,438
93   926,621    926,621      945,153
94 1,016,598   1,016,598   1,026,764
95 1,117,705   1,117,705   1,117,705


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.

    The illustration above is based on the following assumptions:

(1) Assumes that no Policy loans have been made.

(2) Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.90% of such amount in all Policy Years.


(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

LIMITS ON RIGHTS TO CONTEST THE POLICY


    INCONTESTABILITY. Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.


    SUICIDE EXCLUSION. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

CHANGES IN THE POLICY OR BENEFITS


    MISSTATEMENT OF AGE OR SEX. If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental benefits and/or riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.


    OTHER CHANGES. At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

SUSPENSION OR DELAY IN PAYMENTS


    Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)


REPORTS TO POLICY OWNERS


    At least once each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.


ASSIGNMENT


    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)


ARBITRATION


    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.



SUPPLEMENTAL RIDERS



    The following supplemental riders are available and may be added to your Policy. Monthly charges for these riders will be deducted from your Policy Value as part of the monthly deduction (see "Monthly Deduction"). The supplemental riders available with the Policies do not vary with the investment experience of the Variable Account.


    CHILDREN'S TERM LIFE INSURANCE RIDER. Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

    ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.


    DISABILITY BENEFIT RIDER. Provides for the crediting of a specific Premium Payment to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that We receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.



    GUARANTEED INSURABILITY RIDER. Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. (See "Changing the Face Amount".)


    PROTECTED INSURABILITY BENEFIT RIDER. Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.


    TERM RIDER FOR COVERED INSURED (CIR). Provides an additional death benefit payable on the death of the covered Insured without increasing the Policy's Face Amount. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR may be canceled separately from the Policy (I.E., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value for this benefit.



    Additional rules and limits apply to these supplemental riders. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

REINSURANCE

    The Company may reinsure a portion of the risks assumed under the Policies.

                               USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.


    As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, policy loans and interest paid on policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.


    Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.


    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the policy is surrendered, lapses, matures or if a withdrawal is made. BECAUSE OF THESE RISKS, YOU NEED TO CAREFULLY CONSIDER HOW YOU USE THIS POLICY. THIS POLICY MAY NOT BE SUITABLE FOR ALL PERSONS, UNDER ANY OF THESE APPLICATIONS.


                               TAX CONSIDERATIONS

INTRODUCTION

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

TAX STATUS OF PROTECTIVE LIFE

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a charge of 1.25% of each Premium Payment in all Policy Years to compensate it for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that it incurs and determines to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.


TAXATION OF LIFE INSURANCE POLICIES

    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

        DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

        OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.


    If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.



    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.



    POLICIES NOT OWNED BY INDIVIDUALS. In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.


POLICIES WHICH ARE NOT MECS

    TAX TREATMENT OF WITHDRAWALS GENERALLY. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. As indicated above, Section 7702 places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

    TAX TREATMENT OF LOANS. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.


    Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.


POLICIES WHICH ARE MECS

    CHARACTERIZATION OF A POLICY AS A MEC. In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

    If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.

    PENALTY TAX. Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

    AGGREGATION OF POLICIES. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

    TREATMENT OF MATURITY BENEFITS AND EXTENSION OF MATURITY DATE. At the Maturity Date, the Surrender Value will be paid to the Owner. This payment will be taxable in the same manner as a surrender of the Policy. If the Owner elects to extend the Maturity Date (which must be done prior to the Maturity Date) and such extension is approved, it is possible that the IRS could treat the Owner as being in constructive receipt of the Cash Value when the insured reaches age 95. If this were the case, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

    ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.


    OTHER CONSIDERATIONS. Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.


FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

            OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

SALE OF THE POLICIES

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including Pro Equities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 90% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first policy year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during policy years two through ten, the registered representatives may be paid up to 4.5% on premiums. After the first ten Policy Years registered representatives may be paid .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.


    Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (i) directors, officers or employees of Protective Life or any of its affiliates, (ii) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

CORPORATE PURCHASERS


    The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the sales charge, administrative fees, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.


PROTECTIVE LIFE DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.


        NAME          AGE                      POSITION WITH PROTECTIVE LIFE
--------------------  ---   -------------------------------------------------------------------
Drayton Nabers, Jr.   58    Chairman of the Board and Director
John D. Johns         47    President and Director
R. Stephen Briggs     49    Executive Vice President and Director
Jim E. Massengale     57    Executive Vice President, Acquisitions and Director
A.S. Williams III     62    Executive Vice President, Investments, Treasurer and Director
Danny L. Bentley      41    Senior Vice President, Dental and Consumer Benefits and Director
Richard J. Bielen     38    Senior Vice President, Investments and Director
Carolyn King          48    Senior Vice President, Investment Products and Director
Deborah J. Long       45    Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz     45    Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel     45    Senior Vice President and Chief Actuary and Director
Judy Wilson           41    Senior Vice President, Guaranteed Investment Contracts
Jerry W. DeFoor       46    Vice President and Controller, and Chief Accounting Officer


    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. From May 1992 to May 1994, he was President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President of Protective Life and President and Chief Operating Officer of PLC since August 1996. He was Executive Vice President and Chief Financial Officer of Protective Life and PLC from October 1993 to August 1996. From August 1988 to October 1993, he served as Vice President and General Counsel of Sonat Inc. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation.

    Mr. Briggs has been Executive Vice President of Protective Life and PLC since October 1993. From January 1993 to October 1993 he was Senior Vice President, Life Insurance and Investment Products of Protective Life and PLC. Mr. Briggs had been Senior Vice President, Ordinary Marketing of Protective Life since April 1986 and PLC since August 1988. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective Life and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of Protective Life and PLC. Mr. Williams has been employed by the PLC and its subsidiaries since 1964.

    Mr. Danny L. Bentley has been Senior Vice President, Dental and Consumer Benefits of Protective Life and PLC since August 1996. From May 1989 to August 1996, he was Vice President, Group Marketing of Protective Life. Mr. Bentley has been employed by PLC and its subsidiaries since 1980.

    Mr. Bielen has been Senior Vice President, Investments of Protective Life and PLC since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective Life.

    Ms. King has been Senior Vice President, Investment Products Division of Protective Life and PLC since April 1995. From August 1994 to March 1995, she served as Senior Vice President and Chief Investment Officer of Provident Life and Accident Insurance Company and of its parent company, Provident Life and Accident Insurance Company of America. She served as President of Provident National Assurance Company from November 1987 to March 1995. From November 1986 to August 1994, she served as Vice President of Provident Life and Accident Insurance Company of America.

    Ms. Long has been Senior Vice President, Secretary and General Counsel of Protective Life since September 1996 and of PLC since November 1996. Ms. Long was Senior Vice President and General Counsel of Protective Life from February 1994 to September 1996 and of PLC from February 1994 to November 1996. From August 1993 to January 1994, Ms. Long served as General Counsel of PLC and from February 1984 to January 1994 she practiced law with the law firm of Maynard, Cooper & Gale, P.C.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz served as Vice President, Financial Institutions of Protective Life from February 1989 to March 1993 and of PLC from February 1993 to March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since 1978.

    Ms. Wilson has been Senior Vice President, Guaranteed Investment Contracts of Protective Life and PLC since January 1995. From July 1991 to December 31, 1994, she served as Vice President, Guaranteed Investment Contracts of Protective Life.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

STATE REGULATION

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

ADDITIONAL INFORMATION

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

PREPARATION FOR YEAR 2000


    Computer hardware and software often denote the year using two digits rather than four; for example, the year 1998 often is denoted by such hardware and software as "98". It is probable that such hardware and software will malfunction when calculations involving the year 2000 are attempted because the hardware and/or software will interpret "00" as representing the year 1900 rather than the year 2000. This "Year 2000" issue potentially affects all individuals and companies (including the Company, its customers, business partners, suppliers, banks, custodians and administrators). The problem is most prevalent in older mainframe systems, but personal computers and equipment containing computer chips could also be affected.



    The Company began work on the Year 2000 problem in 1995. At that time, the Company identified and assessed the Company's critical mainframe systems, and prioritized the remediation efforts that were to follow. During 1998 all other hardware and software, including non-information technology (non-IT) related hardware and software, were included in the process. The Company's Year 2000 plan includes all subsidiaries.



    The Company estimates that Year 2000 remediation is complete for most of its insurance administration and general administration systems. Of the general administration systems that are not yet remediated, the majority are new systems that were implemented during 1998 and are scheduled to be upgraded to the current release of the system during the second quarter of 1999. All remediated systems are currently in production. Personal computer network hardware and software have been reviewed, with upgrades implemented where necessary. A review of personal computer desktop software is in progress, but not complete. All Year 2000 personal computer preparations are expected to be completed by June 30, 1999. With respect to non-IT equipment and processes, the assessment and remediation is progressing on schedule and all known issues are expected to be remediated before December 31, 1999.



    Two insurance administration systems identified as mission critical are not yet fully remediated. A personal computer database system that processes member information for one subsidiary is currently being remediated. This effort is on schedule and targeted to be complete by June 30, 1999. Also, another personal computer application, which processes policy information for one line of business, is being re-written and is currently in test. This system is targeted to be in production by April 30, 1999.



    Future date tests are used to verify a system's ability to process transactions dated up to and beyond January 1, 2000. Future date tests are complete or in-progress for the majority of the Company's mission-critical systems. A large portion of the testing is conducted by a contract programming staff dedicated full time to Year 2000 preparations. These resources have been part of the Company's Year 2000 project since 1995.

    Integrated tests involve multiple system testing and are used to verify the Year 2000 readiness of interfaces and connectivity across multiple systems. The Company is using its mainframe computer to simulate a Year 2000 production environment and to facilitate integrated testing. Integrated testing will continue throughout 1999.



    Business partners and suppliers that provide products or services critical to the Company's operations are being reviewed and in some cases their Year 2000 preparations are being monitored by the Company. To date, no partners or suppliers have reported that they expect to be unable to continue supplying products and services after January 1, 2000. Initial reviews are targeted to be completed in the first quarter of 1999. Monitoring and testing of critical partners and suppliers will continue throughout 1999. Formal contingency planning will begin in March 1999 and continue throughout the year.



    These plans will augment the Company's existing disaster recovery plans.



    The Company cannot specifically identify all of the costs to develop and implement its Year 2000 plan. The cost of new systems to replace non-compliant systems have been capitalized in the ordinary course of business. Other costs have been expensed as incurred. Through December 31, 1998, costs that have been specifically identified as relating to the Year 2000 problem total $3.9 million, with an additional $1.3 million estimated to be required to support continued testing activity. The Company's Year 2000 efforts have not adversely affected its normal procurement and development of information technology.



    Although the Company believes that a process is in place to successfully address Year 2000 issues, there can be no assurances that the Company's efforts will be successful, that interactions with other service providers with Year 2000 issues will not impair the Company's operations, or that the Year 2000 issue will not otherwise adversely affect the Company.



    Should some of the Company's systems not be available due to Year 2000 problems, in a reasonably likely worst case scenario, the Company may experience significant delays in its ability to perform certain functions, but does not expect to be unable to perform critical functions or to otherwise conduct business.



INDEPENDENT ACCOUNTANTS



    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1997 and December 31, 1998 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 1998 included in this Prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



    The consolidated balance sheets of Protective Life as of December 31, 1998 and 1997 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998 and the related financial statement schedules included in this Prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



EXPERTS



    Actuarial matters included in this Prospectus have been examined by Stephen Peeples, F.S.A., M.A.A.A. whose opinion is filed as an exhibit to the registration statement.



IMSA



    Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such as may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL MATTERS


    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


FINANCIAL STATEMENTS


    The audited statement of assets and liabilities of the Protective Variable Life Separate Account (comprised of seventeen Sub-Accounts) as of December 31, 1997 and December 31, 1998 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 1998 as well as the Report of Independent Accountants are contained herein.



    The audited consolidated balance sheets for Protective Life as of December 31, 1998, and 1997 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1998, 1997 and 1996 as well as the Report of Independent Accountants are contained herein.

                         INDEX TO FINANCIAL STATEMENTS


                (TO BE UPDATED TO YEAR END 1998 WHEN AVAILABLE)



THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
Report of Independent Accountants....................................................        F-2
Statement of Assets and Liabilities as of December 31, 1998..........................        F-3
Statement of Assets and Liabilities as of December 31, 1997..........................        F-5
Statement of Operations for the period ended December 31, 1998.......................        F-7
Statement of Operations for the period ended December 31, 1997.......................        F-9
Statement of Changes in Net Assets for the period ended December 31, 1998............       F-11
Statement of Changes in Net Assets for the period ended December 31, 1997............       F-13
Notes to Financial Statements........................................................       F-15

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Accountants....................................................       F-20
Consolidated Statements of Income for the years ended
 December 31, 1998, 1997 and 1996....................................................       F-21
Consolidated Balance Sheets as of December 31, 1998 and 1997.........................       F-22
Consolidated Statements of Stockholder's Equity for the years ended
 December 31, 1998, 1997 and 1996....................................................       F-23
Consolidated Statements of Cash Flows for the years ended
 December 31, 1998, 1997 and 1996....................................................       F-24
Notes to Consolidated Financial Statements...........................................       F-25
Financial Statement Schedules:
Schedule III -- Supplementary Insurance Information..................................        S-1
Schedule IV -- Reinsurance...........................................................        S-2



    All other schedules to the consolidated financial statements required by
Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners and Board of Directors of Protective Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in assets of the Protective Variable Life Separate Account (the "Separate Account") listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of the Separate Account at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers, L.L.P.



March 17, 1999
Birmingham, Alabama

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998


                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in sub-accounts at market
  value.................................  $   303,636   $ 1,921,627   $1,442,293    $   308,318   $  769,011
Receivable from Protective Life
  Insurance Company.....................            0        17,306       21,586          2,564       11,933
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................      303,636     1,938,933    1,463,879        310,882      780,944
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................            0             0            0              0            0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $   303,636   $ 1,938,933   $1,463,879    $   310,882   $  780,944
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in sub-accounts at market
  value.................................  $ 1,502,386   $ 2,627,249         $3,582        2$9,036
Receivable from Protective Life
  Insurance Company.....................       18,751        30,579             0              0
                                          -----------   -----------   ------------   ------------
TOTAL ASSETS............................    1,521,137     2,657,828         3,582         29,036
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................            0             0             0              0
                                          -----------   -----------   ------------   ------------
NET ASSETS..............................  $ 1,521,137   $ 2,657,828         $3,582        2$9,036
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------



   The accompanying notes are an integral part of these financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                               DECEMBER 31, 1998


                                                      MFS
                          MFS                       GROWTH          MFS       OPPENHEIMER
                       EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                        GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                      -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in
  sub-accounts at
  market value......  $  698,498    $ 1,414,375   $   476,404   $   132,968   $  597,798
Receivable from
  Protective Life
  Insurance
  Company...........           0              0        16,170             0            0
                      -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS........     698,498      1,414,375       492,574       132,968      597,798
                      -----------   -----------   -----------   -----------   -----------
                      -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to
  Protective Life
  Insurance
  Company...........          74            168             0             0           66
                      -----------   -----------   -----------   -----------   -----------
NET ASSETS..........  $  698,424    $ 1,414,207   $   492,574   $   132,968   $  597,732
                      -----------   -----------   -----------   -----------   -----------
                      -----------   -----------   -----------   -----------   -----------

                                    OPPENHEIMER
                                      GROWTH      OPPENHEIMER
                      OPPENHEIMER       AND        STRATEGIC
                        GROWTH        INCOME          BOND          TOTAL
                      -----------   -----------   ------------   ------------
ASSETS
Investment in
  sub-accounts at
  market value......  $1,012,111    $  359,022        14$0,332     13,7$38,646
Receivable from
  Protective Life
  Insurance
  Company...........           0           679            648         120,216
                      -----------   -----------   ------------   ------------
TOTAL ASSETS........   1,012,111       359,701        140,980      13,858,862
                      -----------   -----------   ------------   ------------
                      -----------   -----------   ------------   ------------
LIABILITIES
Payable to
  Protective Life
  Insurance
  Company...........         117             0              0             425
                      -----------   -----------   ------------   ------------
NET ASSETS..........  $1,011,994    $  359,701        14$0,980     13,8$58,437
                      -----------   -----------   ------------   ------------
                      -----------   -----------   ------------   ------------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997


                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in sub-accounts at market
  value.................................  $    50,888   $   997,651   $  542,113    $   112,638   $  562,384
Receivable from Protective Life
  Insurance Company.....................            0         5,779        5,792              0        5,263
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................       50,888     1,003,430      547,905        112,638      567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................            1             0            0             32            0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $    50,887   $ 1,003,430   $  547,905    $   112,606   $  567,647
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in sub-accounts at market
  value.................................  $  418,436    $   631,283         $  77          $  86
Receivable from Protective Life
  Insurance Company.....................       1,206          5,482             0              0
                                          -----------   -----------           ---            ---
TOTAL ASSETS............................     419,642        636,765            77             86
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           0              0             7              7
                                          -----------   -----------           ---            ---
NET ASSETS..............................  $  419,642    $   636,765         $  70          $  79
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

                               DECEMBER 31, 1997


                                                                          MFS
                                              MFS                       GROWTH          MFS       OPPENHEIMER
                                           EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                                            GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                                          -----------   -----------   -----------   -----------   -----------
ASSETS
Investment in sub-accounts at market
  value.................................  $   59,898    $   121,167   $    7,004    $    2,890    $   56,236
Receivable from Protective Life
  Insurance Company.....................           0              0            0             0             0
                                          -----------   -----------   -----------   -----------   -----------
TOTAL ASSETS............................      59,898        121,167        7,004         2,890        56,236
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           0              0            0             0             0
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS..............................  $   59,898    $   121,167   $    7,004    $    2,890    $   56,236
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                        OPPENHEIMER
                                                          GROWTH      OPPENHEIMER
                                          OPPENHEIMER       AND        STRATEGIC
                                            GROWTH        INCOME          BOND          TOTAL
                                          -----------   -----------   ------------   ------------
ASSETS
Investment in sub-accounts at market
  value.................................  $   74,477    $   11,957         1$0,236      3,6$59,421
Receivable from Protective Life
  Insurance Company.....................           0           377            353          24,252
                                          -----------   -----------   ------------   ------------
TOTAL ASSETS............................      74,477        12,334         10,589       3,683,673
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------
LIABILITIES
Payable to Protective Life Insurance
  Company...............................           0             0              0              47
                                          -----------   -----------   ------------   ------------
NET ASSETS..............................  $   74,477    $   12,334         1$0,589      3,6$83,626
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                               PIC
                                                                                   PIC       GROWTH        PIC          PIC
                                                                                  MONEY        AND     INTERNATIONAL  GLOBAL
                                                                                 MARKET      INCOME       EQUITY      INCOME
                                                                               -----------  ---------  ------------  ---------
INVESTMENT INCOME
Dividends....................................................................   $   4,328   $  24,343   $      606   $   6,411
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption of investment shares................           0      (3,831)        (393)        190
Capital gain distribution....................................................           0     139,899       67,041       7,083
                                                                               -----------  ---------  ------------  ---------
Net realized gain (loss) on investments......................................           0     136,068       66,648       7,273
Net unrealized appreciation (depreciation) on investments during the
  period.....................................................................           0    (239,036)     111,568         517
                                                                               -----------  ---------  ------------  ---------
Net realized and unrealized gain (loss) on investments.......................           0    (102,968)     178,216       7,790
                                                                               -----------  ---------  ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............   $   4,328   $ (78,625)  $  178,822   $  14,201
                                                                               -----------  ---------  ------------  ---------
                                                                               -----------  ---------  ------------  ---------

                                                                                                                      CALVERT
                                                                                   PIC          PIC         PIC       SOCIAL
                                                                                  SMALL        CORE       CAPITAL      SMALL
                                                                                CAP VALUE    US EQUITY    GROWTH    CAP GROWTH
                                                                               -----------  -----------  ---------  -----------
INVESTMENT INCOME
Dividends....................................................................   $   3,858    $   8,151   $   9,719   $       3
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption of investment shares................      (8,875)      (5,278)       (576)          0
Capital gain distribution....................................................      89,797       14,213      44,920          44
                                                                               -----------  -----------  ---------       -----
Net realized gain (loss) on investments......................................      80,922        8,935      44,344          44
Net unrealized appreciation (depreciation) on investments during the
  period.....................................................................    (208,100)     152,564     417,199         386
                                                                               -----------  -----------  ---------       -----
Net realized and unrealized gain (loss) on investments.......................    (127,178)     161,499     461,543         430
                                                                               -----------  -----------  ---------       -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............   $(123,320)   $ 169,650   $ 471,262   $     433
                                                                               -----------  -----------  ---------       -----
                                                                               -----------  -----------  ---------       -----


                                                                                 CALVERT
                                                                                 SOCIAL
                                                                                BALANCED
                                                                               -----------
INVESTMENT INCOME
Dividends....................................................................   $     648
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption of investment shares................         (17)
Capital gain distribution....................................................       1,452
                                                                               -----------
Net realized gain (loss) on investments......................................       1,435
Net unrealized appreciation (depreciation) on investments during the
  period.....................................................................           1
                                                                               -----------
Net realized and unrealized gain (loss) on investments.......................       1,436
                                                                               -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............   $   2,084
                                                                               -----------
                                                                               -----------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                 MFS                                                OPPENHEIMER
                          MFS                  GROWTH        MFS       OPPENHEIMER                    GROWTH       OPPENHEIMER
                       EMERGING       MFS       WITH        TOTAL      AGGRESSIVE    OPPENHEIMER        AND         STRATEGIC
                        GROWTH     RESEARCH    INCOME      RETURN        GROWTH         GROWTH        INCOME          BOND
                      -----------  ---------  ---------  -----------  -------------  ------------  -------------  -------------
INVESTMENT INCOME
Dividends...........   $       0   $     823  $       0   $     153     $     448     $    1,757     $      43      $     207
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............     (10,427)     (6,208)        12          12          (505)           (18)         (118)            19
Capital gain
  distribution......       2,285      10,789          0         180         4,597         21,202           942            133
                      -----------  ---------  ---------  -----------  -------------  ------------  -------------  -------------
Net realized gain
  (loss) on
  investments.......      (8,142)      4,581         12         192         4,092         21,184           824            152
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........     114,601     163,168     35,533       7,098        61,042        112,622        26,862            893
                      -----------  ---------  ---------  -----------  -------------  ------------  -------------  -------------
Net realized and
  unrealized gain
  (loss) on
  investments.......     106,459     167,749     35,545       7,290        65,134        133,806        27,686          1,045
                      -----------  ---------  ---------  -----------  -------------  ------------  -------------  -------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...   $ 106,459   $ 168,572  $  35,545   $   7,443     $  65,582     $  135,563     $  27,729      $   1,252
                      -----------  ---------  ---------  -----------  -------------  ------------  -------------  -------------
                      -----------  ---------  ---------  -----------  -------------  ------------  -------------  -------------


                        TOTAL
                      ----------
INVESTMENT INCOME
Dividends...........  $   61,498
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............     (36,013)
Capital gain
  distribution......     404,577
                      ----------
Net realized gain
  (loss) on
  investments.......     368,564
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........     756,918
                      ----------
Net realized and
  unrealized gain
  (loss) on
  investments.......   1,125,482
                      ----------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...  $1,186,980
                      ----------
                      ----------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends...............................  $    1,088    $     7,094   $    9,487    $     9,209   $    1,630
                                          -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption
  of investment shares..................           0            669          338              2         (211)
Capital gain distribution...............           0        132,504       29,384          1,394       61,983
                                          -----------   -----------   -----------   -----------   -----------
Net realized gain (loss) on
  investments...........................           0        133,173       29,722          1,396       61,772
Net unrealized appreciation
  (depreciation) on investments during
  the period............................          (1)       (19,493)     (31,321)        (4,150)      38,214
                                          -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss)
  on investments........................          (1)       113,680       (1,599)        (2,754)      99,986
                                          -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $    1,087    $   120,774   $    7,888    $     6,455   $  101,616
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
INVESTMENT INCOME
Dividends...............................  $    3,427    $     3,803         $   0          $   2
                                          -----------   -----------           ---            ---
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gain (loss) from redemption
  of investment shares..................           1            142             0              0
Capital gain distribution...............      33,252         39,296             7              4
                                          -----------   -----------           ---            ---
Net realized gain (loss) on
  investments...........................      33,253         39,438             7              4
Net unrealized appreciation
  (depreciation) on investments during
  the period............................      20,629         53,776            (8)            (4)
                                          -----------   -----------           ---            ---
Net realized and unrealized gain (loss)
  on investments........................      53,882         93,214            (1)             0
                                          -----------   -----------           ---            ---
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $   57,309    $    97,017         $  (1)         $   2
                                          -----------   -----------           ---            ---
                                          -----------   -----------           ---            ---



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS, CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                      MFS
                          MFS                       GROWTH          MFS       OPPENHEIMER
                       EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                        GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                      -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
Dividends...........  $        0    $        0    $       28    $        0    $        0
                      -----------   -----------        -----           ---           ---
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............        (549)         (176)            1            89           (95)
Capital gain
  distribution......           0             0           132             0             0
                      -----------   -----------        -----           ---           ---
Net realized gain
  (loss) on
  investments.......        (549)         (176)          133            89           (95)
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........        (656)        1,111           210           (13)            0
                      -----------   -----------        -----           ---           ---
Net realized and
  unrealized gain
  (loss) on
  investments.......      (1,205)          935           343            76           (95)
                      -----------   -----------        -----           ---           ---
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...  $   (1,205)   $      935    $      371    $       76    $      (95)
                      -----------   -----------        -----           ---           ---
                      -----------   -----------        -----           ---           ---

                                    OPPENHEIMER
                                      GROWTH      OPPENHEIMER
                      OPPENHEIMER       AND        STRATEGIC
                        GROWTH        INCOME          BOND          TOTAL
                      -----------   -----------   ------------   ------------
INVESTMENT INCOME
Dividends...........  $        0    $       29          $ 199          $35,996
                             ---           ---          -----    ------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain
  (loss) from
  redemption of
  investment
  shares............          67            (3)             0             275
Capital gain
  distribution......           0             0              0         297,956
                             ---           ---          -----    ------------
Net realized gain
  (loss) on
  investments.......          67            (3)             0         298,231
Net unrealized
  appreciation
  (depreciation) on
  investments during
  the period........           0             0              1          58,295
                             ---           ---          -----    ------------
Net realized and
  unrealized gain
  (loss) on
  investments.......          67            (3)             1         356,526
                             ---           ---          -----    ------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS...  $       67    $       26          $ 200         3$92,522
                             ---           ---          -----    ------------
                             ---           ---          -----    ------------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                         STATEMENT OF CHANGES IN ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                            PIC
                                              PIC         GROWTH          PIC           PIC           PIC
                                             MONEY          AND       INTERNATIONAL   GLOBAL         SMALL
                                            MARKET        INCOME        EQUITY        INCOME       CAP VALUE
                                          -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income (loss)............  $     4,328   $    24,343   $      606    $     6,411   $    3,858
Net realized gain (loss) on
  investments...........................            0       136,068       66,648          7,273       80,922
Net unrealized appreciation
  (depreciation) of investments during
  the period............................            0      (239,036)     111,568            517     (208,100)
                                          -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............        4,328       (78,625)     178,822         14,201     (123,320)
                                          -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........      195,932       653,729      467,242         75,377      326,394
Mortality and expense risk charges......         (789)      (14,388)      (8,838)        (1,343)      (6,169)
Cost of insurance and administrative
  charges...............................       (6,995)     (262,009)    (153,893)       (24,988)    (107,308)
Surrenders..............................      (17,500)     (205,471)     (59,291)        (5,378)     (48,315)
Death benefits..........................            0        (1,464)      (2,976)        (5,476)      (1,599)
Net policy loan repayments
  (withdrawals).........................            0       (28,951)     (10,260)        (6,295)       6,720
Transfer from other portfolios..........       77,773       872,682      505,168        152,178      166,894
                                          -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      248,421     1,014,128      737,152        184,075      336,617
                                          -----------   -----------   -----------   -----------   -----------
Total increase in net assets............      252,749       935,503      915,974        198,276      213,297
                                          -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.......................       50,887     1,003,430      547,905        112,606      567,647
                                          -----------   -----------   -----------   -----------   -----------
End of year.............................  $   303,636   $ 1,938,933   $1,463,879    $   310,882   $  780,944
                                          -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------

                                                                        CALVERT
                                                                         SOCIAL
                                              PIC           PIC          SMALL         CALVERT
                                             CORE         CAPITAL         CAP           SOCIAL
                                           US EQUITY      GROWTH         GROWTH        BALANCED
                                          -----------   -----------   ------------   ------------
FROM OPERATIONS
Net investment income (loss)............  $     8,151   $     9,719         $   3          $ 648
Net realized gain (loss) on
  investments...........................        8,935        44,344            44          1,435
Net unrealized appreciation
  (depreciation) of investments during
  the period............................      152,564       417,199           386              1
                                          -----------   -----------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............      169,650       471,262           433          2,084
                                          -----------   -----------   ------------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........      264,767       584,574           505         11,531
Mortality and expense risk charges......       (6,869)      (12,378)           (7)          (122)
Cost of insurance and administrative
  charges...............................     (111,812)     (208,707)         (115)        (1,707)
Surrenders..............................      (22,133)      (34,532)          (60)           (62)
Death benefits..........................       (3,076)       (5,124)            0              0
Net policy loan repayments
  (withdrawals).........................        2,322       (19,779)            0              0
Transfer from other portfolios..........      808,646     1,245,747         2,756         17,233
                                          -----------   -----------   ------------   ------------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      931,845     1,549,801         3,079         26,873
                                          -----------   -----------   ------------   ------------
Total increase in net assets............    1,101,495     2,021,063         3,512         28,957
                                          -----------   -----------   ------------   ------------
NET ASSETS
Beginning of year.......................      419,642       636,765            70             79
                                          -----------   -----------   ------------   ------------
End of year.............................  $ 1,521,137   $ 2,657,828         $3,582        2$9,036
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                   STATEMENT OF CHANGES IN ASSETS, CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                      MFS
                          MFS                       GROWTH          MFS       OPPENHEIMER
                       EMERGING         MFS          WITH          TOTAL      AGGRESSIVE
                        GROWTH       RESEARCH       INCOME        RETURN        GROWTH
                      -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment
  income (loss).....  $        0    $       823   $         0   $       153   $      448
Net realized gain on
  investments.......      (8,142)         4,581            12           192        4,092
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........     114,601        163,168        35,533         7,098       61,042
                      -----------   -----------   -----------   -----------   -----------
Net increase in net
  assets resulting
  from operations...     106,459        168,572        35,545         7,443       65,582
                      -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contract owners' net
  payments..........     149,724        340,842        58,275        19,846      146,955
Mortality and
  expense risk
  charges...........      (2,868)        (6,079)         (959)         (376)      (2,513)
Cost of insurance
  and administrative
  charges...........     (53,449)       (93,831)      (14,841)       (4,187)     (50,406)
Surrenders..........      (7,418)        (5,985)          (67)          (90)      (7,118)
Death benefits......      (1,639)        (4,889)            0             0       (1,465)
Net policy loan
  repayments
  (withdrawals).....      17,214         16,841            (2)            0         (193)
Transfer from other
  portfolios........     430,503        877,569       407,619       107,442      390,654
                      -----------   -----------   -----------   -----------   -----------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......     532,067      1,124,468       450,025       122,635      475,914
                      -----------   -----------   -----------   -----------   -----------
Total increase in
  net assets........     638,526      1,293,040       485,570       130,078      541,496
                      -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year...      59,898        121,167         7,004         2,890       56,236
                      -----------   -----------   -----------   -----------   -----------
End of year.........  $  698,424    $ 1,414,207   $   492,574   $   132,968   $  597,732
                      -----------   -----------   -----------   -----------   -----------
                      -----------   -----------   -----------   -----------   -----------

                                    OPPENHEIMER
                                      GROWTH      OPPENHEIMER
                      OPPENHEIMER       AND        STRATEGIC
                        GROWTH        INCOME          BOND          TOTAL
                      -----------   -----------   ------------   ------------
FROM OPERATIONS
Net investment
  income (loss).....  $    1,757    $       43          $ 207          $61,498
Net realized gain on
  investments.......      21,184           824            152         368,564
Net unrealized
  appreciation
  (depreciation) of
  investments during
  the period........     112,622        26,862            893         756,918
                      -----------   -----------   ------------   ------------
Net increase in net
  assets resulting
  from operations...     135,563        27,729          1,252       1,186,980
                      -----------   -----------   ------------   ------------
FROM VARIABLE LIFE
  POLICY
  TRANSACTIONS
Contract owners' net
  payments..........     231,236        45,373         36,012       3,608,314
Mortality and
  expense risk
  charges...........      (4,146)         (732)          (354)        (68,930)
Cost of insurance
  and administrative
  charges...........     (69,902)      (14,230)       (10,478)     (1,188,858)
Surrenders..........      (3,970)         (690)             0        (418,080)
Death benefits......      (3,257)            0              0         (30,965)
Net policy loan
  repayments
  (withdrawals).....        (372)            0              0         (22,755)
Transfer from other
  portfolios........     652,365       289,917        103,959       7,109,105
                      -----------   -----------   ------------   ------------
Net increase in net
  assets resulting
  from variable life
  policy
  transactions......     801,954       319,638        129,139       8,987,831
                      -----------   -----------   ------------   ------------
Total increase in
  net assets........     937,517       347,367        130,391      10,174,811
                      -----------   -----------   ------------   ------------
NET ASSETS
Beginning of year...      74,477        12,334         10,589       3,683,626
                      -----------   -----------   ------------   ------------
End of year.........  $1,011,994    $  359,701        14$0,980     13,8$58,437
                      -----------   -----------   ------------   ------------
                      -----------   -----------   ------------   ------------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                         STATEMENT OF CHANGES IN ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                              PIC           PIC           PIC           PIC           PIC           PIC
                                             MONEY      GROWTH AND    INTERNATIONAL   GLOBAL       SMALL CAP      CORE US
                                            MARKET        INCOME        EQUITY        INCOME         VALUE        EQUITY
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income (loss)............  $    1,088    $    7,094    $    9,487    $    9,209    $    1,630    $    3,427
Net realized gain (loss) on
  investments...........................           0       133,173        29,722         1,396        61,772        33,253
Net unrealized appreciation
  (depreciation) of investments during
  the period............................          (1)      (19,493)      (31,321)       (4,150)       38,214        20,629
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............       1,087       120,774         7,888         6,455       101,616        57,309
                                          -----------   -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........      35,259       321,067       215,507        30,685       187,628       136,656
Mortality and expense risk charges......        (168)       (5,176)       (3,190)         (528)       (3,317)       (2,130)
Cost of insurance and administrative
  charges...............................      (1,092)     (112,846)      (76,380)      (10,388)      (77,291)      (46,805)
Surrenders..............................           0        (6,520)       (2,450)            0        (5,949)       (4,572)
Death benefits..........................           0             0             0             0             0             0
Net policy loan repayments
  (withdrawals).........................           0             0             0             0       (18,635)      (18,054)
Transfer from other portfolios..........       1,657       536,713       284,412        65,229       254,542       221,120
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from variable life policy
  transactions..........................      35,656       733,238       417,899        84,998       336,978       286,215
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total increase in net assets............      36,743       854,012       425,787        91,453       438,594       343,524
                                          -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.......................      14,144       149,418       122,118        21,153       129,053        76,118
                                          -----------   -----------   -----------   -----------   -----------   -----------
End of year.............................  $   50,887    $1,003,430    $  547,905    $  112,606    $  567,647    $  419,642
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------

                                                          CALVERT
                                              PIC          SOCIAL        CALVERT
                                            CAPITAL      SMALL CAP        SOCIAL
                                            GROWTH         GROWTH        BALANCED
                                          -----------   ------------   ------------
FROM OPERATIONS
Net investment income (loss)............  $    3,803          $   0          $   2
Net realized gain (loss) on
  investments...........................      39,438              7              4
Net unrealized appreciation
  (depreciation) of investments during
  the period............................      53,776             (8)            (4)
                                          -----------           ---            ---
Net increase (decrease) in net assets
  resulting from operations.............      97,017             (1)             2
                                          -----------           ---            ---
FROM VARIABLE LIFE POLICY TRANSACTIONS
Contract owners' net payments...........     216,169             77             78
Mortality and expense risk charges......      (3,108)             0              0
Cost of insurance and administrative
  charges...............................     (78,798)            (6)            (6)
Surrenders..............................      (2,247)             0              0
Death benefits..........................           0              0              0
Net policy loan repayments
  (withdrawals).........................           0              0              0
Transfer from other portfolios..........     302,398              0              5
                                          -----------           ---            ---
Net increase in net assets resulting
  from variable life policy
  transactions..........................     434,414             71             77
                                          -----------           ---            ---
Total increase in net assets............     531,431             70             79
                                          -----------           ---            ---
NET ASSETS
Beginning of year.......................     105,334              0              0
                                          -----------           ---            ---
End of year.............................  $  636,765          $  70          $  79
                                          -----------           ---            ---
                                          -----------           ---            ---



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                    MFS
                                 EMERGING         MFS       MFS GROWTH     MFS TOTAL
                                  GROWTH       RESEARCH     WITH INCOME     RETURN
                                -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income (loss)..  $        0    $         0   $       28    $        0
Net realized gain on
 investments..................        (549)          (176)         133            89
Net unrealized appreciation
 (depreciation) of investments
 during the period............        (656)         1,111          210           (13)
                                -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from operations....      (1,205)           935          371            76
                                -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY
 TRANSACTIONS
Contract owners' net
 payments.....................      18,430         31,577          196           656
Mortality and expense risk
 charges......................        (118)          (173)         (14)           (8)
Cost of insurance and
 administrative charges.......      (4,009)        (6,344)        (274)         (151)
Surrenders....................      (4,062)          (839)           0             0
Death benefits................           0              0            0             0
Net policy loan repayments
 (withdrawals)................     (16,061)       (17,201)           0             0
Transfer from other
 portfolios...................      66,923        113,212        6,725         2,317
                                -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from variable life
 policy transactions..........      61,103        120,232        6,633         2,814
                                -----------   -----------   -----------   -----------
Total increase in net
 assets.......................      59,898        121,167        7,004         2,890
                                -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.............           0              0            0             0
                                -----------   -----------   -----------   -----------
End of year...................  $   59,898    $   121,167   $    7,004    $    2,890
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------

                                OPPENHEIMER                 OPPENHEIMER   OPPENHEIMER
                                AGGRESSIVE    OPPENHEIMER   GROWTH AND     STRATEGIC
                                  GROWTH        GROWTH        INCOME         BOND          TOTAL
                                -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment income (loss)..  $        0    $        0    $       29    $      199    $    35,996
Net realized gain on
 investments..................         (95)           67            (3)            0        298,231
Net unrealized appreciation
 (depreciation) of investments
 during the period............           0             0             0             1         58,295
                                -----------   -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from operations....         (95)           67            26           200        392,522
                                -----------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY
 TRANSACTIONS
Contract owners' net
 payments.....................      16,910        22,365         2,485         1,135      1,236,880
Mortality and expense risk
 charges......................         (80)          (83)          (22)          (21)       (18,136)
Cost of insurance and
 administrative charges.......      (3,993)       (3,954)         (571)         (423)      (423,331)
Surrenders....................      (3,835)         (546)            0             0        (31,020)
Death benefits................           0             0             0             0              0
Net policy loan repayments
 (withdrawals)................           0             0             0             0        (69,951)
Transfer from other
 portfolios...................      47,329        56,628        10,416         9,698      1,979,324
                                -----------   -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from variable life
 policy transactions..........      56,331        74,410        12,308        10,389      2,673,766
                                -----------   -----------   -----------   -----------   -----------
Total increase in net
 assets.......................      56,236        74,477        12,334        10,589      3,066,288
                                -----------   -----------   -----------   -----------   -----------
NET ASSETS
Beginning of year.............           0             0             0             0        617,338
                                -----------   -----------   -----------   -----------   -----------
End of year...................  $   56,236    $   74,477    $   12,334    $   10,589    $ 3,683,626
                                -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------



   The accompanying notes are an integral part of these financial statements.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                         NOTES TO FINANCIAL STATEMENTS



1.  ORGANIZATION



    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices.



    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts are the Money Market, Growth and Income, International Equity, Global Income, Small Cap Value, Core US Equity, and Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund.



    The ten independent sub-accounts are the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond sub-accounts. The ten independent sub-accounts were added July 1, 1997 with sales beginning July 1, 1997. The Fund invests contractholder's funds in exchange for shares in the independent funds. The Fund then holds the shares for the contract owners.



    Six additional Sub-accounts were added to the separate account effective May 1, 1999.



    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Protective Life.



    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account balance for the years ended December 31, 1998 and 1997 was $742,609 and $525,201, respectively.



    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.



2.  SIGNIFICANT ACCOUNTING POLICIES



    INVESTMENT VALUATION: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.



    REALIZED GAINS AND LOSSES: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.



    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.



    FEDERAL INCOME TAXES: The operation of the Separate Account is included in the federal income tax return of Protective Life. Under the provisions of the Contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.



3.  INVESTMENTS



    At December 31, 1998, the investments by the respective sub-accounts were as follows:



                                                    SHARES         COST        MARKET VALUE
                                                   ---------  --------------  --------------
PIC Money Market.................................    303,636  $      303,636  $      303,636
PIC Growth and Income............................    136,591  $    2,179,200  $    1,921,627
PIC International Equity.........................    100,826  $    1,359,868  $    1,442,293
PIC Global Income................................     28,951  $      312,701  $      308,318
PIC Small Cap Value..............................     88,832  $      952,274  $      769,011
PIC Core US Equity...............................     67,806  $    1,328,561  $    1,502,386
PIC Capital Growth...............................    125,926  $    2,151,820  $    2,627,249
Calvert Social Small Cap Growth..................        322  $        3,203  $        3,582
Calvert Social Balanced..........................     13,587  $       29,038  $       29,036
MFS Emerging Growth..............................     32,534  $      584,554  $      698,498
MFS Research.....................................     74,245  $    1,250,097  $    1,414,375
MFS Growth with Income...........................     23,690  $      440,660  $      476,404
MFS Total Return.................................      7,338  $      125,882  $      132,968
Oppenheimer Aggressive Growth....................     13,335  $      536,756  $      597,798
Oppenheimer Growth...............................     27,601  $      899,489  $    1,012,111
Oppenheimer Growth and Income....................     17,530  $      332,159  $      359,022
Oppenheimer Strategic Bond.......................     27,409  $      139,437  $      140,332
                                                              --------------  --------------
                                                              $   12,929,335  $   13,738,646
                                                              --------------  --------------
                                                              --------------  --------------

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)


    At December 31, 1997, the investments by the respective sub-accounts were as follows:



                                                    SHARES         COST        MARKET VALUE
                                                   ---------  --------------  --------------
PIC Money Market.................................     50,888  $       50,888  $       50,888
PIC Growth and Income............................     63,291  $    1,016,188  $      997,651
PIC International Equity.........................     43,537  $      571,254  $      542,113
PIC Global Income................................     11,115  $      117,537  $      112,638
PIC Small Cap Value..............................     47,961  $      537,548  $      562,384
PIC Core US Equity...............................     22,731  $      397,175  $      418,436
PIC Capital Growth...............................     39,905  $      573,054  $      631,283
Calvert Social Small Cap Growth..................          6  $           85  $           77
Calvert Social Balanced..........................         43  $           89  $           86
MFS Emerging Growth..............................      3,711  $       60,271  $       59,898
MFS Research.....................................      7,674  $      120,606  $      121,167
MFS Growth with Income...........................        426  $        7,013  $        7,004
MFS Total Return.................................        174  $        2,785  $        2,890
Oppenheimer Aggressive Growth....................      1,373  $       56,519  $       56,236
Oppenheimer Growth...............................      2,296  $       73,927  $       74,477
Oppenheimer Growth and Income....................        581  $       11,737  $       11,957
Oppenheimer Strategic Bond.......................      1,999  $       10,355  $       10,236
                                                              --------------  --------------
                                                              $    3,607,031  $    3,659,421
                                                              --------------  --------------
                                                              --------------  --------------



    During the year ended December 31, 1998, transactions in shares were as follows:



                                                                                                           CALVERT
                                       PIC                                 PIC        PIC                  SOCIAL
                            PIC      GROWTH        PIC          PIC       SMALL      CORE        PIC        SMALL       CALVERT
                           MONEY       AND     INTERNATIONAL  GLOBAL       CAP        US       CAPITAL       CAP        SOCIAL
                          MARKET     INCOME       EQUITY      INCOME      VALUE     EQUITY     GROWTH      GROWTH      BALANCED
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
Shares purchased.......    390,313     86,003       60,450      21,423     42,559     49,631     89,176         326       13,318
Shares received from
  reinvestment of
  dividends............      4,328     11,648        4,758       1,268     11,171      1,000      2,619           4          988
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
Total shares acquired..    394,641     97,651       65,208      22,691     53,730     50,631     91,795         330       14,306
Shares redeemed........   (141,893)   (24,351)      (7,919)     (4,855)   (12,859)    (5,556)    (5,774)        (14)        (762)
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
Net increase in shares
  owned................    252,748     73,300       57,289      17,836     40,871     45,075     86,021         316       13,544
Shares owned, beginning
  of the period........     50,888     63,291       43,537      11,115     47,961     22,731     39,905           6           43
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
Shares owned, end of
  period...............    303,636    136,591      100,826      28,951     88,832     67,806    125,926         322       13,587
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
Cost of shares
  acquired.............    394,641  1,532,324      897,021     245,933    552,850  1,045,059  1,688,692       3,271       30,586
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
Cost of shares
  redeemed.............   (141,893)  (369,312)    (108,407)    (50,769)  (138,124)  (113,673)  (109,926)       (153)      (1,637)
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------
                         ---------  ---------  ------------  ---------  ---------  ---------  ---------  -----------  -----------

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS (CONTINUED)


                                                                MFS                                                OPPENHEIMER
                                       MFS                    GROWTH       MFS       OPPENHEIMER                     GROWTH
                                     EMERGING      MFS         WITH       TOTAL       AGGRESSIVE     OPPENHEIMER       AND
                                      GROWTH     RESEARCH     INCOME      RETURN        GROWTH         GROWTH        INCOME
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Shares purchased...................   34,078        73,609      23,570      7,302       12,591         25,217        17,480
Shares received from reinvestment
  of dividends.....................      123           660           0         20          115            698            45
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Total shares acquired..............   34,201        74,269      23,570      7,322       12,706         25,915        17,525
Shares redeemed....................   (5,378)       (7,698)       (306)      (158)        (744)          (610)         (576)
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Net increase in shares owned.......   28,823        66,571      23,264      7,164       11,962         25,305        16,949
Shares owned, beginning of the
  period...........................    3,711         7,674         426        174        1,373          2,296           581
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Shares owned, end of period........   32,534        74,245      23,690      7,338       13,335         27,601        17,530
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Cost of shares acquired............  623,378     1,262,652     439,300    125,803      510,867        846,140       331,179
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Cost of shares redeemed............  (99,095)     (133,161)     (5,653)    (2,706)     (30,630)       (20,578)      (10,757)
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
                                     --------   ----------   ---------   --------   --------------   -----------   -----------


                                     OPPENHEIMER
                                      STRATEGIC
                                        BOND
                                     -----------
Shares purchased...................    26,918
Shares received from reinvestment
  of dividends.....................        67
                                     -----------
Total shares acquired..............    26,985
Shares redeemed....................    (1,575)
                                     -----------
Net increase in shares owned.......    25,410
Shares owned, beginning of the
  period...........................     1,999
                                     -----------
Shares owned, end of period........    27,409
                                     -----------
                                     -----------
Cost of shares acquired............   137,028
                                     -----------
                                     -----------
Cost of shares redeemed............    (7,944)
                                     -----------
                                     -----------



    During the year ended December 31, 1997, transactions in shares were as follows:


                                                                                                                     CALVERT
                                              PIC                                    PIC        PIC                  SOCIAL
                                   PIC      GROWTH         PIC           PIC        SMALL      CORE        PIC        SMALL
                                  MONEY       AND     INTERNATIONAL    GLOBAL        CAP        US       CAPITAL       CAP
                                 MARKET     INCOME       EQUITY        INCOME       VALUE     EQUITY     GROWTH      GROWTH
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Shares purchased..............     87,115     47,611       35,341         8,494      35,094     19,091     32,867           5
Shares received from
  reinvestment of dividends...      1,088      9,094        3,142         1,045       5,514      2,037      2,783           1
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Total shares acquired.........     88,203     56,705       38,483         9,539      40,608     21,128     35,650           6
Shares redeemed...............    (51,459)    (3,949)      (4,438)         (502)     (5,525)    (3,328)    (4,074)          0
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Net increase in shares
  owned.......................     36,744     52,756       34,045         9,037      35,083     17,800     31,576           6
Shares owned, beginning of the
  period......................     14,144     10,535        9,492         2,078      12,878      4,931      8,329           0
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Shares owned, end of period...     50,888     63,291       43,537        11,115      47,961     22,731     39,905           6
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Cost of shares acquired.......     88,203    935,011      510,945       101,056     461,282    383,087    532,941          91
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
Cost of shares redeemed.......    (51,459)   (67,285)     (59,628)       (5,421)    (66,165)   (61,399)   (60,768)         (6)
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------
                                ---------  ---------  -------------  -----------  ---------  ---------  ---------  -----------


                                  CALVERT
                                  SOCIAL
                                 BALANCED
                                -----------
Shares purchased..............          43
Shares received from
  reinvestment of dividends...           3
                                -----------
Total shares acquired.........          46
Shares redeemed...............          (3)
                                -----------
Net increase in shares
  owned.......................          43
Shares owned, beginning of the
  period......................           0
                                -----------
Shares owned, end of period...          43
                                -----------
                                -----------
Cost of shares acquired.......          95
                                -----------
                                -----------
Cost of shares redeemed.......          (6)
                                -----------
                                -----------


                                                                MFS                                                OPPENHEIMER
                                       MFS                    GROWTH       MFS       OPPENHEIMER                     GROWTH
                                     EMERGING      MFS         WITH       TOTAL       AGGRESSIVE     OPPENHEIMER       AND
                                      GROWTH     RESEARCH     INCOME      RETURN        GROWTH         GROWTH        INCOME
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Shares purchased...................    4,911         9,082         428        300        1,467          2,418           599
Shares received from reinvestment
  of dividends.....................        0             0          10          0            0              0             1
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Total shares acquired..............    4,911         9,082         438        300        1,467          2,418           600
Shares redeemed....................   (1,200)       (1,408)        (12)      (126)         (94)          (122)          (19)
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Net increase in shares owned.......    3,711         7,674         426        174        1,373          2,296           581
Shares owned, beginning of the
  period...........................        0             0           0          0            0              0             0
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Shares owned, end of period........    3,711         7,674         426        174        1,373          2,296           581
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Cost of shares acquired............   79,661       142,783       7,206      4,762       60,457         77,973        12,131
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
Cost of shares redeemed............  (19,390)      (22,177)       (193)    (1,977)      (3,938)        (4,046)         (394)
                                     --------   ----------   ---------   --------   --------------   -----------   -----------
                                     --------   ----------   ---------   --------   --------------   -----------   -----------


                                     OPPENHEIMER
                                      STRATEGIC
                                        BOND
                                     -----------
Shares purchased...................     2,012
Shares received from reinvestment
  of dividends.....................        39
                                     -----------
Total shares acquired..............     2,051
Shares redeemed....................       (52)
                                     -----------
Net increase in shares owned.......     1,999
Shares owned, beginning of the
  period...........................         0
                                     -----------
Shares owned, end of period........     1,999
                                     -----------
                                     -----------
Cost of shares acquired............    10,623
                                     -----------
                                     -----------
Cost of shares redeemed............      (268)
                                     -----------
                                     -----------



4.  RELATED PARTY TRANSACTIONS



    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, sales, tax, surrender, cost of insurance protection and administrative charges. These

                 THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

4.  RELATED PARTY TRANSACTIONS (CONTINUED)


deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.



    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.



    Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $108,000 and $70,000 at December 31, 1998 and 1997, respectively.



5.  SUBSEQUENT EVENTS



    Protective Life has announced plans to liquidate the PIC Money Market account and replace it with the Oppenheimer Money Fund in 1999.



    In 1999, the Oppenheimer Growth Fund and the Oppenheimer Growth and Income Fund names will be changed to Oppenheimer Capital Appreciation and Oppenheimer Main Streeet Growth and Income, respectively.



    Additionally, six sub-accounts will be added to the Separate Account. These sub-accounts are MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income Van Eck Worldwide Hard Assets, and Van Eck Worldwide Real Estate. Sales will begin in the sub-accounts in 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama



    In our opinion, the consolidated financial statements of Protective Life Insurance Company and Subsidiaries (the "Company") listed in the index on page F1 of this Form S-6 present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules listed in the index on page F1 of this Form S-6 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



                                          /s/ PricewaterhouseCoopers L.L.P.


February 11, 1999
Birmingham, Alabama

                       PROTECTIVE LIFE INSURANCE COMPANY



                       CONSOLIDATED STATEMENTS OF INCOME



                             (DOLLARS IN THOUSANDS)



                                                                YEAR ENDED DECEMBER 31
                                                           ---------------------------------
                                                              1998        1997       1996
                                                           ----------  ----------  ---------
REVENUES
  Premiums and policy fees...............................  $1,027,340  $  814,420  $ 770,224
  Reinsurance ceded......................................    (459,215)   (334,214)  (308,174)
                                                           ----------  ----------  ---------
    Net of reinsurance ceded.............................     568,125     480,206    462,050
  Net investment income..................................     603,795     557,488    498,781
  Realized investment gains..............................       2,136       1,824      5,510
  Other income...........................................      20,201       6,149      5,010
                                                           ----------  ----------  ---------
                                                            1,194,257   1,045,667    971,351
                                                           ----------  ----------  ---------
BENEFITS AND EXPENSES
  Benefits and settlement expenses (net of reinsurance
    ceded: 1998-$330,494; 1997-$180,605;
    1996-$215,424).......................................     730,496     658,872    626,893
  Amortization of deferred policy acquisition costs......     111,188     107,175     91,001
  Other operating expenses (net of reinsurance ceded:
    1998-$166,375; 1997-$90,045; 1996-$81,839)...........     172,228     129,870    128,148
                                                           ----------  ----------  ---------
                                                            1,013,912     895,917    846,042
                                                           ----------  ----------  ---------
INCOME BEFORE INCOME TAX.................................     180,345     149,750    125,309
INCOME TAX EXPENSE (BENEFIT)
  Current................................................      48,237      66,283     44,908
  Deferred...............................................      14,925     (13,981)    (2,142)
                                                           ----------  ----------  ---------
                                                               63,162      52,302     42,766
                                                           ----------  ----------  ---------
NET INCOME...............................................  $  117,183  $   97,448  $  82,543
                                                           ----------  ----------  ---------
                                                           ----------  ----------  ---------



                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY



                          CONSOLIDATED BALANCE SHEETS



                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                               DECEMBER 31
                                                                                         ------------------------
                                                                                            1998         1997
                                                                                         -----------  -----------
ASSETS
Investments:
  Fixed maturities, at market (amortized cost: 1998-$6,307,274; 1997-$6,221,871).......  $ 6,400,262  $ 6,348,252
  Equity securities, at market (cost: 1998-$15,151; 1997-$24,983)......................       12,258       15,006
  Mortgage loans on real estate........................................................    1,623,603    1,313,478
  Investment real estate, net of accumulated depreciation (1998-$782; 1997-$671).......       14,868       13,469
  Policy loans.........................................................................      232,670      194,109
  Other long-term investments..........................................................       70,078       54,704
  Short-term investments...............................................................      159,655       54,337
                                                                                         -----------  -----------
    Total investments..................................................................    8,513,394    7,993,355
Cash...................................................................................                    39,197
Accrued investment income..............................................................      100,395       94,095
Accounts and premiums receivable, net of allowance for uncollectible amounts
  (1998-$4,304; 1997-$5,292)...........................................................       31,265       42,255
Reinsurance receivables................................................................      756,370      591,457
Deferred policy acquisition costs......................................................      841,425      632,605
Property and equipment, net............................................................       42,374       36,407
Other assets...........................................................................       34,632       14,445
Assets related to separate accounts
  Variable Annuity.....................................................................    1,285,952      924,406
  Variable Universal Life..............................................................       13,606        3,634
  Other................................................................................        3,482        3,425
                                                                                         -----------  -----------
                                                                                         $11,622,895  $10,375,281
                                                                                         -----------  -----------
                                                                                         -----------  -----------
LIABILITIES
Policy liabilities and accruals:
  Future policy benefits and claims....................................................  $ 4,140,003  $ 3,324,294
  Unearned premiums....................................................................      389,294      396,696
                                                                                         -----------  -----------
                                                                                           4,529,297    3,720,990
Guaranteed investment contract deposits................................................    2,691,697    2,684,676
Annuity deposits.......................................................................    1,519,820    1,511,553
Other policyholders' funds.............................................................      219,356      183,324
Other liabilities......................................................................      226,310      246,081
Accrued income taxes...................................................................      (10,992)         941
Deferred income taxes..................................................................       51,735       49,417
Note payable...........................................................................        2,363
Indebtedness to related parties........................................................       20,898       28,055
Liabilities related to separate accounts
  Variable Annuity.....................................................................    1,285,952      924,406
  Variable Universal Life..............................................................       13,606        3,634
  Other................................................................................        3,482        3,425
                                                                                         -----------  -----------
    Total liabilities..................................................................   10,553,524    9,356,502
                                                                                         -----------  -----------
COMMITMENTS AND CONTINGENT LIABILITIES -- NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation
  preference $2,000....................................................................            2            2
Common Stock, $1.00 par value..........................................................        5,000        5,000
  Shares authorized and issued: 5,000,000
Additional paid-in capital.............................................................      327,992      327,992
Note receivable from PLC Employee Stock Ownership Plan.................................       (5,199)      (5,378)
Retained earnings......................................................................      686,519      629,436
Accumulated other comprehensive income
  Net unrealized gains on investments (net of income tax: 1998-$29,646;
    1997-$33,238)......................................................................       55,057       61,727
                                                                                         -----------  -----------
    Total share-owner's equity.........................................................    1,069,371    1,018,779
                                                                                         -----------  -----------
                                                                                         $11,622,895  $10,375,281
                                                                                         -----------  -----------
                                                                                         -----------  -----------



                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY



                CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY



                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                  NOTE
                                                                  ADDITIONAL   RECEIVABLE             NET UNREALIZED   TOTAL SHARE-
                                           PREFERRED     COMMON    PAID-IN      FROM PLC    RETAINED  GAINS (LOSSES)      OWNER'S
                                             STOCK        STOCK    CAPITAL        ESOP      EARNINGS  ON INVESTMENTS      EQUITY
                                          ------------   -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1995..............                 $5,000    $144,494     $(5,765)    $449,645    $  57,863       $  651,237
                                                                                                                       -------------
  Net income for 1996...................                                                      82,543                        82,543
  Decrease in net unrealized gains on
    investments (net of income tax:
    $(25,627))..........................                                                                  (47,593)         (47,593)
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(1,928))............                                                                   (3,582)          (3,582)
                                                                                                                       -------------
  Comprehensive income for 1996.........                                                                                    31,368
                                                                                                                       -------------
  Redemption feature of preferred stock
    removed-Note I......................      $  2                    1,998                                                  2,000
  Preferred dividends ($50 per share)...                                                        (100)                         (100)
  Capital contribution from PLC.........                             91,500                                                 91,500
  Decrease in note receivable from PLC
    ESOP................................                                            186                                        186
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1996..............         2        5,000     237,992      (5,579)     532,088        6,688          776,191
                                                                                                                       -------------
  Net income for 1997...................                                                      97,448                        97,448
  Increase in net unrealized gains on
    investments (net of income tax-
    $30,275)............................                                                                   56,225           56,225
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(638))..............                                                                   (1,186)          (1,186)
                                                                                                                       -------------
  Comprehensive income for 1997.........                                                                                   152,487
                                                                                                                       -------------
  Preferred dividends ($50 per share)...                                                        (100)                         (100)
  Capital contribution from PLC.........                             90,000                                                 90,000
  Decrease in note receivable from PLC
    ESOP................................                                            201                                        201
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1997..............         2        5,000     327,992      (5,378)     629,436       61,727        1,018,779
                                                                                                                       -------------
  Net income for 1998...................                                                     117,183                       117,183
  Decrease in net unrealized gains on
    investments (net of income
    tax-($2,844)).......................                                                                   (5,281)          (5,281)
  Reclassification adjustment for
    amounts included in net income (net
    of income tax: $(747))..............                                                                   (1,389)          (1,389)
                                                                                                                       -------------
  Comprehensive income for 1998.........                                                                                   110,513
                                                                                                                       -------------
  Common dividends ($12 per share)......                                                     (60,000)                      (60,000)
  Preferred dividends ($50 per share)...                                                        (100)                         (100)
  Decrease in note receivable from PLC
    ESOP................................                                            179                                        179
                                               ---       -------  ----------   ----------   --------  --------------   -------------
Balance, December 31, 1998..............      $  2       $5,000    $327,992     $(5,199)    $686,519    $  55,057       $1,069,371
                                               ---       -------  ----------   ----------   --------  --------------   -------------
                                               ---       -------  ----------   ----------   --------  --------------   -------------



                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY



                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                             (DOLLARS IN THOUSANDS)



                                                                                           DECEMBER 31
                                                                             ----------------------------------------
                                                                                 1998          1997          1996
                                                                             ------------  ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income...............................................................  $    117,183  $     97,448  $     82,543
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of deferred policy acquisition costs......................       111,188       107,175        91,001
    Capitalization of deferred policy acquisition costs....................      (192,838)     (135,211)      (77,078)
    Depreciation expense...................................................         7,110         5,124         5,333
    Deferred income taxes..................................................        14,925       (17,918)       (2,442)
    Accrued income taxes...................................................       (11,933)       (5,558)          893
    Interest credited to universal life and investment products............       352,721       299,004       280,377
    Policy fees assessed on universal life and investment products.........      (139,689)     (131,582)     (116,401)
    Change in accrued investment income and other receivables..............      (159,362)     (158,798)      (70,987)
    Change in policy liabilities and other policyholder funds of
      traditional life and health products.................................       322,464       279,522       133,621
    Change in other liabilities............................................       (19,771)       65,393         7,209
    Other (net)............................................................       (22,634)       (1,133)       (4,281)
                                                                             ------------  ------------  ------------
Net cash provided by operating activities..................................       379,364       403,466       329,788
                                                                             ------------  ------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Maturities and principal reduction of investments:
    Investments available for sale.........................................    10,445,407     6,462,663     1,327,323
    Other..................................................................       198,559       324,242       168,898
  Sale of investments:
    Investment available for sale..........................................     1,080,265     1,108,058     1,569,119
    Other..................................................................       155,906       695,270       568,218
  Cost of investments acquired:
    Investments available for sale.........................................   (11,507,234)   (8,428,804)   (3,798,631)
    Other..................................................................      (662,350)     (718,335)     (400,322)
  Acquisitions and bulk reinsurance assumptions............................                    (169,124)      264,126
  Purchase of property and equipment.......................................       (13,077)       (6,087)       (6,899)
  Sale of property and equipment...........................................                       2,681           288
                                                                             ------------  ------------  ------------
Net cash used in investing activities......................................      (302,524)     (729,436)     (307,880)
                                                                             ------------  ------------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings under line of credit arrangements and long-term debt..........     1,975,800     1,159,538       941,438
  Capital contribution from PLC............................................                      90,000        91,500
  Principal payments on line of credit arrangements and long-term debt.....    (1,973,437)   (1,159,538)     (941,438)
  Principal payment on surplus note to PLC.................................        (2,000)       (4,693)      (10,000)
  Dividends to share-owner.................................................       (60,100)         (100)         (100)
  Investment product deposits and change in universal life deposits........       981,124       910,659       949,122
  Investment product withdrawals...........................................    (1,037,424)     (745,083)     (944,244)
                                                                             ------------  ------------  ------------
Net cash provided by (used in) financing activities........................      (116,037)      250,783        86,278
                                                                             ------------  ------------  ------------
INCREASE (DECREASE) IN CASH................................................       (39,197)      (75,187)      108,186
CASH AT BEGINNING OF YEAR..................................................        39,197       114,384         6,198
                                                                             ------------  ------------  ------------
CASH AT END OF YEAR........................................................  $          0  $     39,197  $    114,384
                                                                             ------------  ------------  ------------
                                                                             ------------  ------------  ------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year:
    Interest on debt.......................................................  $      8,338  $      4,343  $      4,633
    Income taxes...........................................................  $     57,429  $     70,133  $     43,478
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
  Reduction of principal on note from ESOP.................................  $        179  $        201  $        186
  Acquisitions and bulk reinsurance assumptions
    Assets acquired........................................................  $    247,894  $  1,114,832  $    296,935
    Liabilities assumed....................................................      (380,405)     (902,267)     (364,862)
                                                                             ------------  ------------  ------------
    Net....................................................................  $   (132,511) $    212,565  $    (67,927)
                                                                             ------------  ------------  ------------
                                                                             ------------  ------------  ------------



                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE A -- SIGNIFICANT ACCOUNTING POLICIES



    BASIS OF PRESENTATION



    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of generally accepted accounting principles. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)



    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.



    ENTITIES INCLUDED



    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.



    NATURE OF OPERATIONS



    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.



    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.



    RECENTLY ISSUED ACCOUNTING STANDARDS



    In 1997 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities;" SFAS No. 130, "Reporting Comprehensive Income;" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information."



    In 1998 PLC adopted SFAS No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits."



    The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.



    INVESTMENTS



    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:



    - Fixed maturities (bonds, bank loan participations, and redeemable preferred stocks) -- at current market value.



    - Equity securities (common and nonredeemable preferred stocks) -- at current market value.



    - Mortgage loans on real estate -- at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.



    - Investment real estate -- at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.



    - Policy loans -- at unpaid balances.



    - Other long-term investments -- at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.



    - Short-term investments -- at cost, which approximates current market value.



    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.9 million in bank deposits voluntarily restricted as to withdrawal.



    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported shareowner's equity will fluctuate significantly as interest rates change.



    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:



                                                                    1998            1997
                                                               --------------  --------------
Total investments............................................  $    8,412,167  $    7,876,952
Deferred policy acquisition costs............................         857,949         654,043
All other assets.............................................       2,268,076       1,749,321
                                                               --------------  --------------
                                                               $   11,538,192  $   10,280,316
                                                               --------------  --------------
                                                               --------------  --------------
Deferred income taxes........................................  $       22,089  $       16,179
All other liabilities........................................      10,501,789       9,307,085
                                                               --------------  --------------
                                                                   10,523,878       9,323,264
Share-owner's equity.........................................       1,014,314         957,052
                                                               --------------  --------------
                                                               $   11,538,192  $   10,280,316
                                                               --------------  --------------
                                                               --------------  --------------



    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    DERIVATIVE FINANCIAL INSTRUMENTS



    Protective does not use derivative financial instruments for trading purposes. Combinations of swaps, futures contracts and options on treasury notes are currently being used as hedges for asset/ liability management of certain investments, primarily mortgage loans on real estate, mortgage-backed securities, and liabilities arising from interest-sensitive products such as guaranteed investment contracts and individual annuities. Realized investment gains and losses on such contracts are deferred and amortized over the life of the hedged asset. No realized investment gains or losses were deferred in 1998. Net realized gains of $1.5 million were deferred in 1997. At December 31, 1998 and 1997, options and open futures contracts with notional amounts of $975.0 million and $925.0 million, respectively, had net unrealized losses of $0.5 million and $0.4 million respectively.



    Protective uses interest rate swap contracts to convert certain investments and liabilities from a variable to a fixed rate of interest and from a fixed rate to variable rate of interest. At December 31, 1998, related open interest rate swap contracts with a notional amount of $55.3 million were in a $0.2 million net unrealized loss position. At December 31, 1997, related open interest rate swap contracts with a notional amount of $95.3 million were in a $0.1 million net unrealized loss position.



    CASH



    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts.



    PROPERTY AND EQUIPMENT



    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.



    Property and equipment consisted of the following at December 31:



                                                                           1998       1997
                                                                         ---------  ---------
Home office building...................................................  $  37,959  $  37,459
Other, principally furniture and equipment.............................     58,958     46,937
                                                                         ---------  ---------
                                                                            96,917     84,396
Accumulated depreciation...............................................     54,543     47,989
                                                                         ---------  ---------
                                                                         $  42,374  $  36,407
                                                                         ---------  ---------
                                                                         ---------  ---------



    SEPARATE ACCOUNTS



    Protective operates separate accounts, some in which Protective bears the investment risk and others in which the investments risk rests with the contractholder. The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    REVENUES AND BENEFITS EXPENSE





    - Traditional Life and Health Insurance Products -- Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.



      Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life and health insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.



    Activity in the liability for unpaid claims is summarized as follows:



                                                            1998         1997         1996
                                                         -----------  -----------  -----------
Balance beginning of year..............................  $   106,121  $   108,159  $    73,642
  Less reinsurance.....................................       18,673        6,423        3,330
                                                         -----------  -----------  -----------
Net balance beginning of year..........................       87,448      101,736       70,312
                                                         -----------  -----------  -----------
Incurred related to:
Current year...........................................      288,015      258,322      275,524
Prior year.............................................      (10,198)     (14,540)      (2,417)
                                                         -----------  -----------  -----------
  Total incurred.......................................      277,817      243,782      273,107
                                                         -----------  -----------  -----------
Paid related to:
Current year...........................................      236,001      203,381      197,163
Prior year.............................................       58,951       58,104       57,812
                                                         -----------  -----------  -----------
  Total paid...........................................      294,952      261,485      254,975
                                                         -----------  -----------  -----------
Other changes:
  Acquisitions and reserve transfers...................            0        3,415       13,292
                                                         -----------  -----------  -----------
Net balance end of year................................       70,313       87,448      101,736
  Plus reinsurance.....................................       20,019       18,673        6,423
                                                         -----------  -----------  -----------
Balance end of year....................................  $    90,332  $   106,121  $   108,159
                                                         -----------  -----------  -----------
                                                         -----------  -----------  -----------



    - Universal Life and Investment Products -- Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     administration, and surrenders. That is, universal life and investment product deposits are not considered revenues in accordance with generally accepted accounting principles. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1998.



      Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.



    DEFERRED POLICY ACQUISITION COSTS



    Commissions and other costs of acquiring traditional life and health insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Acquisition costs for universal life and investment products are being amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.



    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $370.3 million and $274.9 million at December 31, 1998 and 1997, respectively. During 1998 $132.5 million of present value of future profits on acquisitions made during the year was capitalized and $37.1 million was amortized. During 1997 $136.2 million of present value of future profits on acquisitions made during the year was capitalized, and $28.9 million was amortized.



    INCOME TAXES



    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    RECLASSIFICATIONS



    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on net income, total assets, or share-owner's equity.



NOTE B -- RECONCILIATION WITH STATUTORY REPORTING PRACTICES



    Financial statements prepared in conformity with generally accepted accounting principals ("GAAP") differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stock-owner's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.



    The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:



                                           NET INCOME                   SHARE-OWNER'S EQUITY
                                 -------------------------------  ---------------------------------
                                   1998       1997       1996        1998        1997       1996
                                 ---------  ---------  ---------  ----------  ----------  ---------
In conformity with statutory
  reporting practices: (1).....  $ 147,077  $ 134,417  $ 102,337  $  531,956  $  579,111  $ 456,320
Additions (deductions) by
  adjustment:
  Deferred policy acquisition
    costs, net of
    amortization...............     68,155     10,310     (2,830)    841,425     632,605    488,201
  Deferred income tax..........    (14,925)    13,981      2,142     (51,735)    (49,417)   (37,722)
  Asset Valuation Reserve......                                       66,922      67,369     64,233
  Interest Maintenance
    Reserve....................     (1,355)    (1,434)    (2,142)     15,507       9,809     17,682
  Nonadmitted items............                                       42,835      30,500     21,610
  Other timing and valuation
    adjustments................    (76,214)   (54,494)   (11,210)   (282,480)   (215,448)  (197,227)
  Noninsurance affiliates......     18,171     17,530     11,104                      (4)         4
  Consolidation elimination....    (23,726)   (22,862)   (16,858)    (95,059)    (35,746)   (36,910)
                                 ---------  ---------  ---------  ----------  ----------  ---------
In conformity with generally
  accepted accounting
  principles...................  $ 117,183  $  97,448  $  82,543  $1,069,371  $1,018,779    776,191
                                 ---------  ---------  ---------  ----------  ----------  ---------
                                 ---------  ---------  ---------  ----------  ----------  ---------


------------------------


(1) Consolidated

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE C -- INVESTMENT OPERATIONS



    Major categories of net investment income for the years ended December 31 are summarized as follows:



                                                            1998         1997         1996
                                                         -----------  -----------  -----------
Fixed maturities.......................................  $   463,416  $   396,255  $   310,353
Equity securities......................................          905        1,186        2,124
Mortgage loans on real estate..........................      158,461      161,604      153,463
Investment real estate.................................        1,224        2,004        1,875
Policy loans...........................................       12,346       11,370       10,378
Other, principally short-term investments..............       16,536       21,876       51,637
                                                         -----------  -----------  -----------
                                                             652,888      594,295      529,830
Investment expenses....................................       49,093       36,807       31,049
                                                         -----------  -----------  -----------
                                                         $   603,795  $   557,488  $   498,781
                                                         -----------  -----------  -----------
                                                         -----------  -----------  -----------



    Realized investment gains (losses) for the years ended December 31 are summarized as follows:



Fixed maturities................................  $   4,374  $  (8,355) $  (7,101)
Equity securities...............................     (4,465)     5,975      1,733
Mortgage loans and other investments............      2,227      4,204     10,878
                                                  ---------  ---------  ---------
                                                  $   2,136  $   1,824  $   5,510
                                                  ---------  ---------  ---------
                                                  ---------  ---------  ---------



    Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $24.1 million at December 31, 1998 and $23.0 million at December 31, 1997. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment gains of $3.2 million in 1998, net realized investment losses of $6.1 million in 1997, and net realized investment gains of $3.7 million in 1996.



    In 1998, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $32.3 million and gross losses were $32.5 million. In 1997, gross gains were $21.3 million and gross losses were $23.5 million. In 1996, gross gains were $6.9 million and gross losses were $11.8 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)



    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:



                                                                                GROSS        GROSS
                                                                AMORTIZED    UNREALIZED   UNREALIZED     ESTIMATED
1998                                                              COST          GAINS       LOSSES     MARKET VALUES
------------------------------------------------------------  -------------  -----------  -----------  -------------
Fixed maturities:
  Bonds:
    Mortgage-backed.........................................  $   2,581,561  $    41,626   $  33,939   $   2,589,248
    United States Government and authorities................         72,697        2,812                      75,509
    States, municipalities, and political subdivisions......         29,521        1,131                      30,652
    Public utilities........................................        533,082       15,066                     548,148
    Convertibles and bonds with warrants....................            694                      179             515
    All other corporate bonds...............................      3,083,782       98,992      32,629       3,150,145
  Redeemable preferred stocks...............................          5,937          108                       6,045
                                                              -------------  -----------  -----------  -------------
                                                                  6,307,274      159,735      66,747       6,400,262
Equity securities...........................................         15,151          456       3,349          12,258
Short-term investments......................................        159,655                                  159,655
                                                              -------------  -----------  -----------  -------------
                                                              $   6,482,080  $   160,191   $  70,096   $   6,572,175
                                                              -------------  -----------  -----------  -------------
                                                              -------------  -----------  -----------  -------------



                                                                                GROSS        GROSS
                                                                AMORTIZED    UNREALIZED   UNREALIZED     ESTIMATED
1997                                                              COST          GAINS       LOSSES     MARKET VALUES
------------------------------------------------------------  -------------  -----------  -----------  -------------
Fixed maturities:
  Bonds:
    Mortgage-backed.........................................  $   2,982,266  $    54,103   $  16,577   $   3,019,792
    United States Government and authorities................        160,484        1,366           0         161,850
    States, municipalities, and political subdivisions......         31,621          532           0          32,153
    Public utilities........................................        481,679        7,241           0         488,920
    Convertibles and bonds with warrants....................            694            0         168             526
    All other corporate bonds...............................      2,559,186       80,903       1,019       2,639,070
  Redeemable preferred stocks...............................          5,941            0           0           5,941
                                                              -------------  -----------  -----------  -------------
                                                                  6,221,871      144,145      17,764       6,348,252
Equity securities...........................................         24,983          300      10,277          15,006
Short-term investments......................................         54,337            0           0          54,337
                                                              -------------  -----------  -----------  -------------
                                                              $   6,301,190  $   144,445   $  28,041   $   6,417,595
                                                              -------------  -----------  -----------  -------------
                                                              -------------  -----------  -----------  -------------

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)


    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.



                                                                    AMORTIZED      ESTIMATED
1998                                                                  COST       MARKET VALUES
----------------------------------------------------------------  -------------  -------------
Due in one year or less.........................................  $     705,859  $     709,686
Due after one year through five years...........................      3,255,973      3,325,078
Due after five years through ten years..........................      1,655,055      1,690,581
Due after ten years.............................................        690,387        674,917
                                                                  -------------  -------------
                                                                  $   6,307,274  $   6,400,262
                                                                  -------------  -------------
                                                                  -------------  -------------



                                                                    AMORTIZED      ESTIMATED
1997                                                                  COST       MARKET VALUES
----------------------------------------------------------------  -------------  -------------
Due in one year or less.........................................  $     456,248  $     460,994
Due after one year through five years...........................      2,774,769      2,815,553
Due after five years through ten years..........................      2,377,989      2,440,193
Due after ten years.............................................        612,865        631,512
                                                                  -------------  -------------
                                                                  $   6,221,871  $   6,348,252
                                                                  -------------  -------------
                                                                  -------------  -------------



    The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:



RATING                                                                        1998       1997
--------------------------------------------------------------------------  ---------  ---------
AAA.......................................................................       34.3%      41.1%
AA........................................................................        6.2        4.8
A.........................................................................       29.4       29.1
BBB.......................................................................       26.5       21.9
BB or less................................................................        3.5        3.0
Redeemable preferred stocks...............................................        0.1        0.1
                                                                            ---------  ---------
                                                                                100.0%     100.0%
                                                                            ---------  ---------
                                                                            ---------  ---------



At December 31, 1998 and 1997, Protective had bonds which were rated less than investment grade of $222.9 million and $195.2 million, respectively, having an amortized cost of $252.0 million and $193.6 million, respectively. At December 31, 1998, approximately $83.5 million of the bonds rates less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $817.9 million of bonds are not publically traded.



    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:



                                                              1998       1997        1996
                                                           ----------  ---------  ----------
Fixed maturities.........................................  $  (21,705) $  72,741  $  (56,898)
Equity securities........................................  $    4,605  $  (8,813) $      207

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)


    At December 31, 1998, all of Protective's mortgage loans were commercial loans of which 75% were retail, 10% were apartments, 8% were warehouses, and 6% were office buildings. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 82% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Georgia, Florida, Texas, North Carolina, Tennessee, Virginia, Alabama, South Carolina, Kentucky, Ohio, Maryland, California, Mississippi, and Washington.



    Many of the mortgage loans have call provisions after three to ten years. Assuming the loans are called at their next call dates, approximately $48.1 million would become due in 1999, $348.9 million in 2000 to 2003, and $209.1 million in 2004 to 2008.



    At December 31, 1998, the average mortgage loan was approximately $2.0 million, and the weighted average interest rate was 8.3%. The largest single mortgage loan was $12.8 million.



    At December 31, 1998 and 1997, Protective's problem mortgage loans and foreclosed properties totaled $11.7 million and $17.7 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.



    Certain investments, principally real estate, with a carrying value of $10.6 million were nonincome producing for the twelve months ended December 31, 1998.



    Policy loan interest rates generally range from 4.5% to 8.0%.



NOTE D -- FEDERAL INCOME TAXES



    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:



                                                              1998   1997   1996
                                                              -----  -----  -----
Statutory federal income tax rate applied to pretax
  income....................................................   35.0%  35.0%  35.0%
Dividends received deduction and tax-exempt interest........   (0.1)  (0.2)  (0.4)
Low-income housing credit...................................   (0.5)  (0.6)  (0.6)
Tax benefits arising from prior acquisitions and other
  adjustments...............................................    0.1    0.7    0.1
State income taxes..........................................    0.5
                                                              -----  -----  -----
Effective income tax rate...................................   35.0%  34.9%  34.1%
                                                              -----  -----  -----
                                                              -----  -----  -----



    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE D -- FEDERAL INCOME TAXES (CONTINUED)


    Details of the deferred income tax provision for the years ended December 31 are as follows:



                                                                       1998        1997        1996
                                                                    ----------  ----------  ----------
Deferred policy acquisition costs.................................  $   60,746  $    7,054  $   15,542
Benefit and other policy liability changes........................     (41,268)    (23,564)    (16,321)
Temporary differences of investment income........................      (3,491)      2,516      (1,163)
Other items.......................................................      (1,062)         13        (200)
                                                                    ----------  ----------  ----------
                                                                    $   14,925  $  (13,981) $   (2,142)
                                                                    ----------  ----------  ----------
                                                                    ----------  ----------  ----------



    The components of Protective's net deferred income tax liability as of December 31 were as follows:



                                                                                   1998         1997
                                                                                -----------  -----------
Deferred income tax assets:
  Policy and policyholder liability reserves..................................  $   190,328  $   138,701
  Other.......................................................................        2,091        1,029
                                                                                -----------  -----------
                                                                                    192,419      139,730
                                                                                -----------  -----------
Deferred income tax liabilities:
  Deferred policy acquisition costs...........................................      211,641      150,895
  Unrealized gain on investments..............................................       32,513       38,252
                                                                                -----------  -----------
                                                                                    244,154      189,147
                                                                                -----------  -----------
  Net deferred income tax liability...........................................  $    51,735  $    49,417
                                                                                -----------  -----------
                                                                                -----------  -----------



    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1998 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $769 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate involuntarily paying income tax on amounts in the Policyholders' Surplus accounts.



    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.



NOTE E -- DEBT



    At December 31, 1998, PLC had borrowed $18.5 million at a rate of 5.8%. PLC had also borrowed $30.0 million at a rate of 5.4% under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE E -- DEBT (CONTINUED)


    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1998 and 1997. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.4 million that matures in 2003.



    Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1998, the balance of the surplus debenture was $18.0 million. The debenture matures in 2003.



    Indebtedness to related parties also consists of payables to affiliates under control of PLC in the amount of $2.9 million at December 31, 1998. Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.



    Interest expense on borrowed money totaled $8.3 million, $4.3 million, and $4.6 million, in 1998, 1997, and 1996, respectively.



NOTE F -- RECENT ACQUISITIONS



    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.



    In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.



    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since the effective dates of the agreements.



NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES



    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.



    A number of civil jury verdicts have been returned against insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. In some states (including Alabama), juries have substantial discretion in awarding punitive damages which creates the potential for unpredictable material adverse judgments in any given punitive damage suit. Protective and its subsidiaries, like other insurers, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted with certainty, Protective believes that at the present time there are no pending or

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)


threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.



NOTE H -- SHARE-OWNER'S EQUITY AND RESTRICTIONS



    At December 31, 1998, approximately $608.6 million of consolidated share-owner's equity excluding net unrealized gains and losses represented net assets of Protective that cannot be transferred in the form of dividends, loans, or advances to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 1999 is estimated to be $138.9 million. Dividends of $60.0 million were paid to PLC in 1998.



NOTE I -- PREFERRED STOCK



    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). During 1996, PL&A's articles of incorporation were amended such that the preferred stock is redeemable solely at the discretion of PL&A. Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. Dividends of $0.1 million were paid to PLC in 1998, 1997, and 1996. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.



NOTE J -- RELATED PARTY MATTERS



    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.2 million at December 31, 1998, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.



    Protective leases furnished office space and computers to affiliates. Lease revenues were $3.0 million in 1998, $3.1 million in 1997, and $3.7 million in 1996. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $56.2 million, $51.6 million, and $50.4 million in 1998, 1997, and 1996, respectively. Commissions paid to affiliated marketing organizations of $8.4 million, $5.2 million, and $7.4 million in 1998, 1997, and 1996, respectively, were included in deferred policy acquisition costs.



    Certain corporations with which PLC's directors were affiliated paid Protective premiums, policy fees, or deposits for various types of insurance and investment products. Such premiums, policy fees, and deposits amounted to $28.6 million, $21.4 million and $31.2 million in 1998, 1997, and 1996, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $7.3 million, $5.4 million and $5.0 million in 1998, 1997, and 1996, respectively.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE J -- RELATED PARTY MATTERS (CONTINUED)


    For a discussion of indebtedness to related parties, see Note E.



NOTE K -- OPERATING SEGMENTS



    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.



LIFE INSURANCE



    INDIVIDUAL LIFE DIVISION. The Individual Life Division markets universal life, variable universal life, and level premium term and term-like insurance products on a national basis through a network of independent insurance agents.



    WEST COAST DIVISION. The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.



    ACQUISITIONS DIVISION. The Acquisitions Division focuses solely on acquiring, converting, and servicing policies acquired from other companies. These acquisitions may be accomplished through acquisitions of companies or through the assumption or reinsurance of life insurance and related policies.



SPECIALTY INSURANCE PRODUCTS



    DENTAL AND CONSUMER BENEFITS DIVISION. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.



    FINANCIAL INSTITUTIONS DIVISION. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.



    GUARANTEED INVESTMENT CONTRACTS DIVISION. The Guaranteed Investment Contracts ("GIC") Division markets GICs to 401(k) and other qualified retirement savings plans. The Division also offers related products, including fixed and floating rate funding agreements offered to the trustees of municipal bond proceeds, bank trust departments, and money market funds, and long-term annuity contracts offered to fund certain state obligations.



    INVESTMENT PRODUCTS DIVISION. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE K -- OPERATING SEGMENTS (CONTINUED)


CORPORATE AND OTHER



    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).



    Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.



    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.



    There are no significant intersegment transactions.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE K -- OPERATING SEGMENTS (CONTINUED)



    Operating segment income and assets for the years ended December 31 are as follows:



                                      LIFE INSURANCE
                           -------------------------------------
                           INDIVIDUAL
OPERATING SEGMENT INCOME      LIFE     WEST COAST  ACQUISITIONS
-------------------------  ----------  ----------  -------------
1998
Premiums and policy
  fees...................  $  228,701  $   75,757    $  125,329
Reinsurance ceded........    (102,533)    (53,377)      (28,594)
                           ----------  ----------  -------------
  Net of reinsurance
    ceded................     126,168      22,380        96,735
Net investment income....      55,779      63,492       112,154
Realized investment gains
  (losses)...............
Other income.............          70           6         1,713
                           ----------  ----------  -------------
    Total revenues.......     182,017      85,878       210,602
                           ----------  ----------  -------------
Benefits and settlement
  expenses...............     106,308      54,617       112,051
Amortization of deferred
  policy acquisition
  costs..................      30,543       4,924        18,894
Other operating
  expenses...............      14,983       5,354        26,717
                           ----------  ----------  -------------
    Total benefits and
     expenses............     151,834      64,895       157,662
                           ----------  ----------  -------------
Income before income
  tax....................      30,183      20,983        52,940
Income tax expense.......
                           ----------  ----------  -------------
Net income...............
                           ----------  ----------  -------------
1997
Premiums and policy
  fees...................  $  182,746  $   41,290    $  120,504
Reinsurance ceded........     (55,266)    (27,168)      (17,869)
                           ----------  ----------  -------------
  Net of reinsurance
    ceded................     127,480      14,122       102,635
Net investment income....      54,593      30,194       110,155
Realized investment gains
  (losses)...............
Other income.............         617                        10
                           ----------  ----------  -------------
    Total revenues.......     182,690      44,316       212,800
                           ----------  ----------  -------------
Benefits and settlement
  expenses...............     114,678      28,304       116,506
Amortization of deferred
  policy acquisition
  costs..................      27,354         961        16,606
Other operating
  expenses...............      18,178       6,849        23,016
                           ----------  ----------  -------------
    Total benefits and
     expenses............     160,210      36,114       156,128
                           ----------  ----------  -------------
Income before income
  tax....................      22,480       8,202        56,672
Income tax expense.......
                           ----------  ----------  -------------
Net income...............
                           ----------  ----------  -------------
1996
Premiums and policy
  fees...................  $  154,295                $  125,798
Reinsurance ceded........     (37,585)                  (19,255)
                           ----------  ----------  -------------
  Net of reinsurance
    ceded................     116,710                   106,543
Net investment income....      48,442                   106,015
Realized investment gains
  (losses)...............       3,098
Other income.............       1,056                       641
                           ----------  ----------  -------------
    Total revenues.......     169,306                   213,199
                           ----------  ----------  -------------
Benefits and settlement
  expenses...............      96,404                   118,181
Amortization of deferred
  policy acquisition
  costs..................      28,393                    17,162
Other operating
  expenses...............      28,611                    24,292
                           ----------  ----------  -------------
    Total benefits and
     expenses............     153,408                   159,635
                           ----------  ----------  -------------
Income before income
  tax....................      15,898                    53,564
Income tax expense.......
                           ----------  ----------  -------------
Net income...............
                           ----------  ----------  -------------
OPERATING SEGMENT ASSETS
-------------------------
1998
Investments and other
  assets.................  $1,076,202  $1,149,642    $1,600,123
Deferred policy
  acquisition costs......     301,941     144,455       255,347
                           ----------  ----------  -------------
Total assets.............  $1,378,143  $1,294,097    $1,855,470
                           ----------  ----------  -------------
1997
Investments and other
  assets.................  $  960,316  $  910,030    $1,401,294
Deferred policy
  acquisition costs......     252,321     108,126       138,052
                           ----------  ----------  -------------
Total assets.............  $1,212,637  $1,018,156    $1,539,346
                           ----------  ----------  -------------
1996
Investments and other
  assets.................  $  814,728                $1,423,081
Deferred policy
  acquisition costs......     220,232                   156,172
                           ----------  ----------  -------------
Total assets.............  $1,034,960                $1,579,253
                           ----------  ----------  -------------


----------------------------------------


(1) Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)



NOTE K -- OPERATING SEGMENTS (CONTINUED)



                               SPECIALTY INSURANCE         RETIREMENT SAVINGS AND
                                    PRODUCTS                 INVESTMENT PRODUCTS
                           ---------------------------   ---------------------------
                           DENTAL AND                     GUARANTEED                   CORPORATE
                            CONSUMER       FINANCIAL      INVESTMENT     INVESTMENT       AND                             TOTAL
                            BENEFITS     INSTITUTIONS     CONTRACTS       PRODUCTS       OTHER      ADJUSTMENTS(1)    CONSOLIDATED
                           -----------   -------------   ------------   ------------   ----------   ---------------   -------------
1998
Premiums and policy
  fees...................   $ 277,316      $ 301,230                    $     18,809    $    198                       $ 1,027,340
Reinsurance ceded........     (85,753)      (188,958)                                                                     (459,215)
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
  Net of reinsurance
    ceded................     191,563        112,272                          18,809         198                           568,125
Net investment income....      15,245         25,068     $  213,136          105,827      13,094                           603,795
Realized investment gains
  (losses)...............                                     1,609            1,318                     $ (791)             2,136
Other income.............       4,295         10,302                           1,799       2,016                            20,201
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total revenues.......     211,103        147,642        214,745          127,753      15,308                         1,194,257
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Benefits and settlement
  expenses...............     140,632         52,629        178,745           85,045         469                           730,496
Amortization of deferred
  policy acquisition
  costs..................      10,352         28,526            735           17,213           1                           111,188
Other operating
  expenses...............      49,913         48,837          2,876           14,428       9,120                           172,228
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total benefits and
     expenses............     200,897        129,992        182,356          116,686       9,590                         1,013,912
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Income before income
  tax....................      10,206         17,650         32,389           11,067       5,718                           180,345
Income tax expense.......                                                                                63,162             63,162
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Net income...............                                                                                              $   117,183
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1997
Premiums and policy
  fees...................   $ 260,590      $ 196,694                    $     12,367    $    229                       $   814,420
Reinsurance ceded........    (109,480)      (124,431)                                                                     (334,214)
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
  Net of reinsurance
    ceded................     151,110         72,263                          12,367         229                           480,206
Net investment income....      23,810         16,341     $  211,915          105,196       5,284                           557,488
Realized investment gains
  (losses)...............                                    (3,180)             589                     $4,415              1,824
Other income.............       1,278          3,033                            (192)      1,403                             6,149
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total revenues.......     176,198         91,637        208,735          117,960       6,916                         1,045,667
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Benefits and settlement
  expenses...............     110,148         27,643        179,235           82,019         339                           658,872
Amortization of deferred
  policy acquisition
  costs..................      15,711         30,812            618           15,110           3                           107,175
Other operating
  expenses...............      38,572         20,165          3,945           12,312       6,833                           129,870
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total benefits and
     expenses............     164,431         78,620        183,798          109,441       7,175                           895,917
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Income before income
  tax....................      11,767         13,017         24,937            8,519        (259)                          149,750
Income tax expense.......                                                                                52,302             52,302
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Net income...............                                                                                              $    97,448
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1996
Premiums and policy
  fees...................   $ 288,050      $ 193,236                    $      8,189    $    656                       $   770,224
Reinsurance ceded........    (131,520)      (119,814)                                                                     (308,174)
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
  Net of reinsurance
    ceded................     156,530         73,422                           8,189         656                           462,050
Net investment income....      16,249         13,898     $  214,369           98,719       1,089                           498,781
Realized investment gains
  (losses)...............                                    (7,963)           3,858                     $6,517              5,510
Other income.............       2,193                                             56       1,064                             5,010
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total revenues.......     174,972         87,320        206,406          110,822       2,809                           971,351
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Benefits and settlement
  expenses...............     125,797         42,781        169,927           73,093         710                           626,893
Amortization of deferred
  policy acquisition
  costs..................       5,326         24,900            509           14,710           1                            91,001
Other operating
  expenses...............      43,028         10,673          3,840           13,196       4,508                           128,148
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
    Total benefits and
     expenses............     174,151         78,354        174,276          100,999       5,219                           846,042
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Income before income
  tax....................         821          8,966         32,130            9,823      (2,410)                          125,309
Income tax expense.......                                                                                42,766             42,766
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Net income...............                                                                                              $    82,543
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
OPERATING SEGMENT ASSETS
-------------------------
1998
Investments and other
  assets.................   $ 197,337      $ 645,909     $2,869,304     $  2,542,536    $700,417                       $10,781,470
Deferred policy
  acquisition costs......      23,836         39,212          1,448           75,177           9                           841,425
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Total assets.............   $ 221,173      $ 685,121     $2,870,752     $  2,617,713    $700,426                       $11,622,895
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1997
Investments and other
  assets.................   $ 208,071      $ 536,058     $2,887,732     $  2,313,279    $525,896                       $ 9,742,676
Deferred policy
  acquisition costs......      22,459         52,836          1,785           56,074         952                           632,605
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Total assets.............   $ 230,530      $ 588,894     $2,889,517     $  2,369,353    $526,848                       $10,375,281
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
1996
Investments and other
  assets.................   $ 205,696      $ 312,826     $2,606,873     $  1,821,250    $490,688                       $ 7,675,142
Deferred policy
  acquisition costs......      27,944         32,040          1,164           50,637          12                           488,201
                           -----------   -------------   ------------   ------------   ----------       -------       -------------
Total assets.............   $ 233,640      $ 344,866     $2,608,037     $  1,871,887    $490,700                       $ 8,163,343
                           -----------   -------------   ------------   ------------   ----------       -------       -------------


----------------------------------------

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE L -- EMPLOYEE BENEFIT PLANS



    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.



    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:



                                                                                               1998       1997
                                                                                            ----------  ---------
Projected benefit obligation, beginning of the year.......................................  $   30,612  $  25,196
Service cost -- benefits earned during the year...........................................       2,585      2,112
Interest cost -- on projected benefit obligation..........................................       2,203      2,036
Actuarial gain............................................................................       2,115      3,421
Plan amendment............................................................................         160
Benefits paid.............................................................................      (1,128)    (2,153)
                                                                                            ----------  ---------
Projected benefit obligation, end of the year.............................................      36,547     30,612
                                                                                            ----------  ---------
Fair value of plan assets beginning of the year...........................................      21,763     19,779
Actual return on plan assets..............................................................       1,689      1,625
Employer contribution.....................................................................       2,823      2,512
Benefits paid.............................................................................      (1,128)    (2,153)
                                                                                            ----------  ---------
Fair value of plan assets end of the year.................................................      25,147     21,763
                                                                                            ----------  ---------
Plan assets less than the projected benefit obligation....................................     (11,400)    (8,849)
Unrecognized net actuarial loss from past experience different from that assumed..........       9,069      6,997
Unrecognized prior service cost...........................................................         652        605
Unrecognized net transition asset.........................................................         (34)       (51)
                                                                                            ----------  ---------
Net pension liability recognized in balance sheet.........................................  $   (1,713) $  (1,298)
                                                                                            ----------  ---------
                                                                                            ----------  ---------



    Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:



                                                                          1998       1997       1996
                                                                        ---------  ---------  ---------
Service cost..........................................................  $   2,585  $   2,112  $   1,908
Interest cost.........................................................      2,203      2,036      1,793
Expected return on plan assets........................................     (1,950)    (1,793)    (1,593)
Amortization of prior service cost....................................        112        100        100
Amortization of transition asset......................................        (17)       (17)       (17)
Recognized net actuarial loss.........................................        305        152        210
                                                                        ---------  ---------  ---------
Net pension cost......................................................  $   3,238  $   2,590  $   2,401
                                                                        ---------  ---------  ---------
                                                                        ---------  ---------  ---------

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE L -- EMPLOYEE BENEFIT PLANS (CONTINUED)


    Protective's share of the net pension cost was $2.6 million, $1.8 million, and $1.5 million, in 1998, 1997, and 1996, respectively,



    Assumptions used to determine the benefit obligations as of December 31 were as follows:



                                                                               1998       1997       1996
                                                                             ---------  ---------  ---------
Weighted average discount rate.............................................       6.75%      7.25%      7.75%
Rates of increase in compensation level....................................       4.75%      5.25%      5.75%
Expected long-term rate of return on assets................................       8.50%      8.50%      8.50%



    Assets of the pension plan are included in the general assets of Protective. Upon retirement, the amount of pension plan assets vested in the retiree is used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees.



    PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1998 and 1997, the projected benefit obligation of this plan totaled $11.7 million and $10.0 million, respectively, of which $7.8 million and $6.6 million, respectively, have been recognized in PLC's financial statements.



    Net pension cost of the excess benefits plan includes the following components for the years ended December 31:



                                                                             1998       1997       1996
                                                                           ---------  ---------  ---------
Service cost.............................................................  $     611  $     544  $     424
Interest cost............................................................        722        651        505
Plan amendment...........................................................                   351
Amortization of prior service cost.......................................        112        112        112
Amortization of transition asset.........................................         37         37         37
Recognized net actuarial loss............................................        173        180        155
                                                                           ---------  ---------  ---------
Net pension cost.........................................................  $   1,655  $   1,875  $   1,233
                                                                           ---------  ---------  ---------
                                                                           ---------  ---------  ---------



    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1998 and 1997, the liability for such benefits totaled $1.2 million and $1.3 million, respectively. The expense recorded by PLC was $0.1 million in 1998, 1997 and 1996. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.



    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.



    PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by
Section 401(k) of the Internal Revenue Code. In 1990, PLC established an Employee Stock Ownership Plan ("ESOP") to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE L -- EMPLOYEE BENEFIT PLANS (CONTINUED)


of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1998, PLC had committed up to 101,124 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 1998 and 1997, and $1.0 million in 1996.



NOTE M -- STOCK BASED COMPENSATION



    Certain Protective employees participate in PLC's Long-Tenn Incentive Plan (previously known as the Performance Share Plan) and receive stock appreciation rights (SARs) from PLC.



    Since 1973 PLC has had a Performance Share Plan to motivate senior management to focus on PLC's long-range earnings performance. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity or total return over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life insurance companies, multiline insurers, and insurance holding companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by share-owners in 1992 and 1997, up to 6,400,000 shares may be issued in payment of awards. The number of shares granted in 1998, 1997, and 1996 were 71,340, 98,780 and 104,580 shares, respectively, having an approximate market value on the grant date of $2.3 million, $2.0 million, and $1.8 million, respectively. At December 31, 1998, outstanding awards measured at target and maximum payouts were 474,695 and 638,090 shares, respectively. The expense recorded by PLC for the Performance Share Plan was $2.7 million, $2.7 million, and $3.0 million in 1998, 1997, and 1996, respectively.



    During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1998 was 675,000. The SARs have a base price of $17.4375 per share of PLC Common Stock (the market price on the grant date was $17.50 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1998 and 1997.



NOTE N -- REINSURANCE



    Protective assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to

                       PROTECTIVE LIFE INSURANCE COMPANY

NOTE N -- REINSURANCE (CONTINUED)


coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies.



    Protective has reinsured approximately $64.8 billion, $34.1 billion, and $18.8 billion in face amount of life insurance risks with other insurers representing $294.4 million, $147.2 million, and $113.5 million of premium income for 1998, 1997, and 1996, respectively. Protective has also reinsured accident and health risks representing $164.8 million, $187.7 million, and $194.7 million of premium income for 1998, 1997, and 1996, respectively. In 1998 and 1997, policy and claim reserves relating to insurance ceded of $658.7 million and $485.8 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1998 and 1997, Protective had paid $22.8 million and $25.6 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1998, Protective had receivables of $75.0 million related to insurance assumed.



    A substantial portion of Protective's new credit insurance sales are being reinsured.



NOTE O -- ESTIMATED MARKET VALUES OF FINANCIAL INSTRUMENTS



    The carrying amount and estimated market values of Protective's financial instruments at December 31 are as follows:



                                                      1998                    1997
                                             ----------------------  ----------------------
                                                         ESTIMATED               ESTIMATED
                                              CARRYING     MARKET     CARRYING     MARKET
                                               AMOUNT      VALUES      AMOUNT      VALUES
                                             ----------  ----------  ----------  ----------
Assets (see Notes A and C):
Investments:
  Fixed maturities.........................  $6,400,262  $6,400,262  $6,348,252  $6,348,252
  Equity securities........................      12,258      12,258      15,006      15,006
  Mortgage loans on real estate............   1,623,603   1,774,379   1,313,478   1,405,474
  Short-term investments...................     159,655     159,655      54,337      54,337
Cash.......................................                              39,197      39,197
Liabilities (see Notes A and E):
  Guaranteed investment contract
    deposits...............................   2,691,697   2,751,007   2,684,676   2,687,331
  Annuity deposits.........................   1,519,820   1,513,148   1,511,553   1,494,600
  Notes payable............................       2,363       2,363
Other (see Note A):
  Derivative Financial Instruments.........                    (734)                   (545)



    Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable approximate book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

                                   APPENDIX A

          EXAMPLES OF DEATH BENEFIT COMPUTATIONS UNDER OPTIONS 1 AND 2

    OPTION 1 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option 1, a Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

    Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

    OPTION 2 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option 2, a Policy with a Face Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); a Policy Value of $10,000 will provide a Death Benefit of $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $33,333 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $50,000 and a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 X 250%).

    Similarly, any time Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

                        TABLE OF FACE AMOUNT PERCENTAGES

ATTAINED                                                                         ATTAINED
   AGE     PERCENTAGE   ATTAINED AGE   PERCENTAGE   ATTAINED AGE   PERCENTAGE       AGE      PERCENTAGE
--------------------------------------------------------------------------------------------------------
  0-40           250%            50          185%            60          130%       70             115%
   41            243%            51          178%            61          128%       71             113%
   42            236%            52          171%            62          126%       72             111%
   43            229%            53          164%            63          124%       73             109%
   44            222%            54          157%            64          122%       74             107%
   45            215%            55          150%            65          120%      75-90           105%
   46            209%            56          146%            66          119%       91             104%
   47            203%            57          142%            67          118%       92             103%
   48            197%            58          138%            68          117%       93             102%
   49            191%            59          134%            69          116%       94             101%
                                                                                    95+            100%

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------------
               COL. A                   COL. B       COL. C       COL. D        COL. E        COL. F       COL. G       COL. H
---------------------------------------------------------------------------------------------------------------------------------
                                                                                GIC AND
                                                                                ANNUITY
                                       DEFERRED      FUTURE                  DEPOSITS AND                              BENEFITS
                                        POLICY       POLICY                      OTHER       PREMIUMS        NET          AND
                                      ACQUISITION   BENEFITS     UNEARNED    POLICYHOLDERS' AND POLICY   INVESTMENT   SETTLEMENT
              SEGMENT                    COSTS     AND CLAIMS    PREMIUMS        FUNDS         FEES      INCOME (1)    EXPENSES
------------------------------------  -----------  -----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1998:
Life Insurance
  Individual Life...................   $ 301,941   $ 1,054,253   $     355    $    10,802    $ 126,168    $  55,779    $ 106,308
  West Coast........................     144,455     1,006,280           0         77,254       22,380       63,492       54,617
  Acquisitions......................     255,347     1,383,759         553        233,846       96,735      112,154      112,051
Specialty Insurance Products
  Dental and Consumer Benefits......      23,836       111,916       3,341         78,224      191,563       15,245      140,632
  Financial Institutions............      39,212       215,451     385,006        105,434      112,272       25,068       52,629
Retirement Savings and Investment
  Products
  Guaranteed Investment Contracts...       1,448       172,674           0      2,691,697                   213,136      178,745
  Investment Products...............      75,177       194,726           0      1,233,528       18,809      105,827       85,045
Corporate and Other.................           9           944          39             88          198       13,094          469
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
    TOTAL...........................   $ 841,425   $ 4,140,003   $ 389,294    $ 4,430,873    $ 568,125    $ 603,795    $ 730,496
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1997:
Life Insurance
  Individual Life...................   $ 252,321   $   920,924   $     356    $    16,334    $ 127,480    $  54,593    $ 114,678
  West Coast........................     108,126       739,463           0         95,495       14,122       30,194       28,304
  Acquisitions......................     138,052     1,025,340       1,437        311,150      102,635      110,155      116,506
Specialty Insurance Products
  Dental and Consumer Benefits......      22,459       120,925       2,536         80,654      151,110       23,810      110,148
  Financial Institutions............      52,836       159,422     391,085          6,791       72,263       16,341       27,643
Retirement Savings and Investment
  Products
  Guaranteed Investment Contracts...       1,785       180,690           0      2,684,676            0      211,915      179,235
  Investment Products...............      56,074       177,150           0      1,184,268       12,367      105,196       82,019
Corporate and Other.................         952           380       1,282            185          229        5,284          339
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
    TOTAL...........................   $ 632,605   $ 3,324,294   $ 396,696    $ 4,379,553    $ 480,206    $ 557,488    $ 658,872
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1996:
Life Insurance
  Individual Life...................   $ 220,232   $   793,370   $     685    $    15,577    $ 116,710    $  48,442    $  96,404
  Acquisitions......................     156,172     1,117,159       1,087        251,450      106,543      106,015      118,181
Specialty Insurance Products
  Dental and Consumer Benefits......      27,944       119,010       2,572         83,632      156,530       16,249      125,797
  Financial Institutions............      32,040       119,242     253,154          1,880       73,422       13,898       42,781
Retirement Savings and Investments
  Products
  Guaranteed Investment Contracts...       1,164       149,755           0      2,474,728            0      214,369      169,927
  Investment Products...............      50,637       149,743           0      1,120,557        8,189       98,719       73,093
Corporate and Other.................          12           170          55            192          656        1,089          710
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
    TOTAL...........................   $ 488,201   $ 2,448,449   $ 257,553    $ 3,948,016    $ 462,050    $ 498,781    $ 626,893
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------
                                      -----------  -----------  -----------  -------------  -----------  -----------  -----------

------------------------------------
               COL. A                    COL. I         COL. J
------------------------------------

                                      AMORTIZATION
                                       OF DEFERRED
                                         POLICY         OTHER
                                       ACQUISITION    OPERATING
              SEGMENT                     COSTS      EXPENSES (1)
------------------------------------  -------------  ------------
Year Ended December 31, 1998:
Life Insurance
  Individual Life...................   $    30,543    $   14,983
  West Coast........................         4,924         5,354
  Acquisitions......................        18,894        26,717
Specialty Insurance Products
  Dental and Consumer Benefits......        10,352        49,913
  Financial Institutions............        28,526        48,837
Retirement Savings and Investment
  Products
  Guaranteed Investment Contracts...           735         2,876
  Investment Products...............        17,213        14,428
Corporate and Other.................             1         9,120
                                      -------------  ------------
    TOTAL...........................   $   111,188    $  172,228
                                      -------------  ------------
                                      -------------  ------------
Year Ended December 31, 1997:
Life Insurance
  Individual Life...................   $    27,354    $   18,178
  West Coast........................           961         6,849
  Acquisitions......................        16,606        23,016
Specialty Insurance Products
  Dental and Consumer Benefits......        15,711        38,572
  Financial Institutions............        30,812        20,165
Retirement Savings and Investment
  Products
  Guaranteed Investment Contracts...           618         3,945
  Investment Products...............        15,110        12,312
Corporate and Other.................             3         6,833
                                      -------------  ------------
    TOTAL...........................   $   107,175    $  129,870
                                      -------------  ------------
                                      -------------  ------------
Year Ended December 31, 1996:
Life Insurance
  Individual Life...................   $    28,393    $   28,611
  Acquisitions......................        17,162        24,292
Specialty Insurance Products
  Dental and Consumer Benefits......         5,326        43,027
  Financial Institutions............        24,900        10,673
Retirement Savings and Investments
  Products
  Guaranteed Investment Contracts...           509         3,840
  Investment Products...............        14,710        13,197
Corporate and Other.................             1         4,508
                                      -------------  ------------
    TOTAL...........................   $    91,001    $  128,148
                                      -------------  ------------
                                      -------------  ------------

------------------------
(1) Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

                           SCHEDULE IV -- REINSURANCE

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             (DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
              COL. A                  COL. B       COL. C       COL. D       COL. E       COL. F
---------------------------------------------------------------------------------------------------
                                                                                        PERCENTAGE
                                                  CEDED TO      ASSUMED                  OF AMOUNT
                                       GROSS        OTHER     FROM OTHER       NET        ASSUMED
                                      AMOUNT      COMPANIES    COMPANIES     AMOUNT       TO NET
                                    -----------  -----------  -----------  -----------  -----------
Year Ended December 31, 1998:
  Life insurance in force.........  $91,980,657  $64,846,246  $18,010,434  $45,144,845        39.9%
                                    -----------  -----------  -----------  -----------         ---
                                    -----------  -----------  -----------  -----------         ---
Premiums and policy fees:
  Life insurance..................  $   537,002  $   294,363  $    87,964  $   330,603        26.6%
  Accident and health insurance...      361,705      164,852       14,279      211,132         6.8%
  Property and liability
    insurance.....................       26,389                                 26,289         0.0%
                                    -----------  -----------  -----------  -----------
  TOTAL...........................  $   925,096  $   459,215  $   102,243  $   568,024
                                    -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------
Year Ended December 31, 1997:
  Life insurance in force.........  $78,240,282  $34,139,554  $11,013,202  $55,113,930        20.0%
                                    -----------  -----------  -----------  -----------         ---
                                    -----------  -----------  -----------  -----------         ---
Premiums and policy fees:
  Life insurance..................  $   387,108  $   147,184  $    74,738  $   314,662        23.8%
  Accident and health insurance...      336,575      187,539       10,510      159,546         6.6%
  Property and liability
    insurance.....................        6,139          176           35        5,998         0.6%
                                    -----------  -----------  -----------  -----------
  TOTAL...........................  $   729,822  $   334,899  $    85,283  $   480,206
                                    -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------
Year Ended December 31, 1996:
  Life insurance in force.........  $53,052,020  $18,840,221  $16,275,386  $50,487,185        32.2%
                                    -----------  -----------  -----------  -----------         ---
                                    -----------  -----------  -----------  -----------         ---
Premiums and policy fees:
  Life insurance..................  $   272,331  $   113,487  $   129,717  $   288,561        45.0%
  Accident and health insurance...      338,709      194,687       29,467      173,489        17.0%
                                    -----------  -----------  -----------  -----------
  TOTAL...........................  $   611,040  $   308,174  $   159,184  $   462,050
                                    -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------

                          PART II -- OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO RULE Section 26(e) of the Investment Company Act of
                                      1940

    Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement consists of the following papers and documents:


    The facing sheet.


    The prospectus consisting of 56 pages.

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representations pursuant to Section 26(e) of the Investment Company Act of 1940.

    The signatures.

    Written consents of the following persons:
       Nancy Kane, Esq.

       Stephen Peeples, F.S.A., M.A.A.A.


       Sutherland Asbill & Brennan LLP


       PricewaterhouseCoopers L.L.P.


    The following exhibits:


1.A.   (1)    Certified resolutions of the board of directors of Protective Life Insurance Company establishing
              Protective Variable Life Separate Account.*
       (2)    None.
       (3)(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors,
              Inc. and Protective Variable Life Separate Account.**
       (b)    Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
       (4)    None.
       (5)(a) Form of Contract.***
       (b)    Children's term life rider.*
       (c)    Accidental death benefit rider.*
       (d)    Disability benefit rider.*
       (e)    Guaranteed insurability rider.*
       (f)    Protected insurability benefit rider.*
       (g)    Term Rider for Covered Insured.*****
       (6)(a) Charter of Protective Life Insurance Company.*
       (b)    By-Laws of Protective Life Insurance Company.*


------------------------
     *Incorporated herein by reference to the initial filing of the Form S-6
      Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
    **Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
   ***Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.
  ****Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

 *****Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 30, 1998.


******Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement, (File No. 333-52215) as filed with the Commission on April 30, 1999.


*******Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-60149) as filed with the Commission on October 28, 1998.

       (7)    None
       (8)    None
       (9)(a) Participation/Distribution Agreement.**
       (9)(b) Participation Agreement (Oppenheimer Variable Account Funds).****
       (9)(c) Participation Agreement (MFS Variable Insurance Trust).****
       (9)(d) Participation Agreement (Acacia Capital Corporation).****
       (9)(e) Participation Agreement (Van Eck Worldwide Insurance Trust).*******
       (10)   Contract Application.***
 2.           Opinion and consent of Nancy Kane, Esq.
 3.           Not applicable.
 4.           Not applicable.
 5.           See Exhibit 27.
 6.           Notice of Withdrawal Right. (Not Applicable)
 7.           Opinion and consent of Stephen Peeples, F.S.A., M.A.A.A.
 8.           Consent of Sutherland Asbill & Brennan LLP
 9.           Consent of PricewaterhouseCoopers L.L.P.
10.           Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.*****
11.           Powers of Attorney.
27.           Financial Data Schedules.******


------------------------

      *Incorporated herein by reference to the initial filing of the Form S-6
       Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.


     **Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.


    ***Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.


   ****Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.


  *****Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 30, 1998.


 ******Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement, (File No. 333-52215) as filed with the Commission on April 30, 1999.


*******Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-60149) as filed with the Commission on October 28, 1998.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 29, 1999.


                                    PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                                                   (Registrant)

                                  By:              /s/ JOHN D. JOHNS

                                      ------------------------------------------
                                               John D. Johns, President
                                          PROTECTIVE LIFE INSURANCE COMPANY

                                        PROTECTIVE LIFE INSURANCE COMPANY
                                                   (Depositor)

                                  By:              /s/ JOHN D. JOHNS

                                      ------------------------------------------
                                               John D. Johns, President
                                          PROTECTIVE LIFE INSURANCE COMPANY


    As required by the Securities Act of 1933, this Post-Effective Amendment to the Form S-6 registration statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                         TITLE            DATE
---------------------------------------------  ---------------  ---------------
                                               Chairman of the
                                                Board and
                      *                         Director
 -------------------------------------------    (Principal      April 29, 1999
             Drayton Nabers, Jr.                Executive
                                                Officer)

                                               President and
              /s/ JOHN D. JOHNS                 Director
 -------------------------------------------    (Principal      April 29, 1999
                John D. Johns                   Financial
                                                Officer)

                                               Vice President,
                                                Controller and
                                                Chief
             /s/ JERRY W. DEFOOR                Accounting
 -------------------------------------------    Officer         April 29, 1999
               Jerry W. DeFoor                  (Principal
                                                Accounting
                                                Officer)

                      *
 -------------------------------------------   Director         April 29, 1999
              R. Stephen Briggs

                      *
 -------------------------------------------   Director         April 29, 1999
              Jim E. Massengale

                      *
 -------------------------------------------   Director         April 29, 1999
              A.S. Williams III

                  SIGNATURE                         TITLE            DATE
---------------------------------------------  ---------------  ---------------
                      *
 -------------------------------------------   Director         April 29, 1999
              Danny L. Bentley

                      *
 -------------------------------------------   Director         April 29, 1999
              Richard J. Bielen

                      *
 -------------------------------------------   Director         April 29, 1999
                Carolyn King

                      *
 -------------------------------------------   Director         April 29, 1999
               Deborah J. Long

                      *
 -------------------------------------------   Director         April 29, 1999
              Steven A. Schultz

                      *
 -------------------------------------------   Director         April 29, 1999
              Wayne E. Stuenkel

*By:            /s/ NANCY KANE
       --------------------------------------
                 Nancy Kane
              Attorney-in-Fact                                  April 29, 1999

                                 EXHIBIT INDEX


 2.           Opinion and consent of Nancy Kane, Esq.
 7.           Opinion and consent of Stephen Peeples, F.S.A., M.A.A.A.
 8.           Consent of Sutherland, Asbill & Brennan LLP
 9.           Consent of PricewaterhouseCoopers L.L.P.
11.           Powers of Attorney.